As filed with the Securities and Exchange Commission on  April 29, 1997.

                                                       REGISTRATION NO. 33-61824
                                                                        811-7688



                      SECURITIES AND EXCHANGE COMMISSION
                      ==================================
                            Washington, D.C.  20549


                                   FORM N-4


           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                          Pre-Effective Amendment No.


                        Post-Effective Amendment No.   4               x



                                      and


        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                               Amendment No.  5                         x




                      PFL WRIGHT VARIABLE ANNUITY ACCOUNT
                      -----------------------------------
                          (Exact Name of Registrant)

                          PFL LIFE INSURANCE COMPANY
                          --------------------------
                              (Name of Depositor)

              4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499
              --------------------------------------------------
             (Address of Depositor's Principal Executive Offices)

               Depositor's Telephone Number, including Area Code

                              (319) 297-8121




Name and Address of
 Agent for Service:                    Copy to:
Frank A. Camp, Esquire                 Frederick R. Bellamy, Esquire
PFL Life Insurance Company             Sutherland, Asbill & Brennan, L.L.P.
4333 Edgewood Road, N.E.               1275 Pennsylvania Avenue, N.W.
Cedar Rapids, Iowa 52499               Washington, D.C. 20004-2404



wrtvara

                             CROSS REFERENCE SHEET
                             Pursuant to Rule 495


                  Showing Location in Part A (Prospectus) and
                 Part B (Statement of Additional Information)
         of Registration Statement of Information Required by Form N-4
         -------------------------------------------------------------

                                    PART A
                                    ------

Item of Form N-4                               Prospectus Caption
----------------                               ------------------
1.  Cover Page.................................      Cover Page

2.  Definitions................................      Definitions

3.  Synopsis...................................      Summary; Historical Performance
                                                     Data

4.  Condensed Financial Information Financial Statements

5.  General
      (a) Depositor............................      PFL Life Insurance Company
      (b) Registrant...........................      The Variable Account
      (c) Portfolio Company....................      Wright Managed Blue Chip
                                                     Series Trust
      (d) Trust Prospectus.....................      Wright Managed Blue Chip
                                                     Series Trust
      (e) Voting Rights........................      Voting Rights

6.  Deductions and Expenses
      (a) General..............................      Charges and Deductions
      (b) Sales Load %.........................      N/A
      (c) Special Purchase Plan................      N/A
      (d) Commissions..........................      Distributor of the Certificates
      (e) Expenses - Registrant................      N/A
      (f) Trust Expenses.......................      Expenses Including Investment
                                                     Advisory Fees
      (g) Organizational Expenses..............      N/A

7.  Certificates
      (a) Persons with Rights..................      The Certificate; Election of
                                                     Annuity Option; Determination of
                                                     Annuity Payments; Annuity
                                                     Commencement Date;
                                                     Ownership of the Certificate
                                                     Voting Rights
      (b)(i) Allocation of Premium
             Payments..........................      Allocation of Premiums
       (ii)  Transfers.........................      Transfers
       (iii) Exchanges.........................      N/A
      (c) Changes..............................      Addition, Deletion or Substitution
                                                     of Investments; Election of
                                                     Annuity Option; Annuity
                                                     Commencement Date;
                                                     Beneficiary; Ownership of the
                                                     Certificate
      (d) Inquiries............................      Summary

9.   Death Benefit.............................      Death of Annuitant Prior to
                                                     Annuity Commencement Date

10.Purchase and Certificate Values
     (a) Purchases.............................      Certificate Application and
                                                     Issuance of Certificates;
                                                     Premiums
     (b) Valuation.............................      Annuity Purchase Value; The
                                                     Variable Account Value
     (c) Daily Calculation.....................      The Variable Account Value
     (d) Underwriter...........................      Distributor of the Certificates

11.Redemptions
     (a) By Owners.............................      Withdrawals
        By Annuitant...........................      N/A
     (b) Check Delay...........................      Payment not Honored by Bank
     (c) Lapse.................................      N/A
     (d) Free Look.............................      Summary

12. Taxes......................................      Certain Federal Income Tax
                                                     Consequences

13.Legal Proceedings...........................      Legal Proceedings

14.Table of Contents for the
    Statement of Additional....................      Statement of Additional
    Information................................      Information

                                    PART B
                                    ------

                                                     Statement of Additional
Item of Form N-4                                     Information Caption
----------------                                     -------------------
15.Cover Page                                        Cover Page

16.Table of Contents                                 Table of Contents

17.General Information
     and History...............................      (Prospectus) PFL Life Insurance
                                                     Company

18.Services
     (a) Fees and Expenses
         of Registrant.........................      N/A
     (b) Management Services...................      N/A
     (c) Custodian.............................      Custody of Assets
         Independent Auditors..................      Independent Auditors
     (d) Assets of Registrant..................      Custody of Assets
     (e) Affiliated Person.....................      N/A
     (f) Principal Underwriter.................      Distribution of the Certificates

19.Purchase of Securities
     Being Offered.............................      Distribution of the Certificates
     Offering Sales Load.......................      N/A

20.Underwriters................................      Distribution of the Certificates;
                                                     (Prospectus) Distributor of the
                                                     Certificates

21.Calculation of Performance
     Data ...........................................      Calculation of Yields and Total
                                                           Returns; Other Performance Data

22.Annuity Payments..................................      (Prospectus) Election of Annuity
                                                           Option; (Prospectus)
                                                           Determination of Annuity
                                                           Payments

23.Financial Statements..............................      Financial Statements

                          PART C -- OTHER INFORMATION
                          ---------------------------

Item of Form N-4                                          Part C Caption
----------------                                          --------------
24.Financial Statements
      and Exhibits.............................      Financial Statements and
                                                     Exhibits
      (a) Financial Statements.................      Financial Statements
      (b) Exhibits.............................      Exhibits

25.Directors and Officers of                         Directors and Officers of
        the Depositor                                the Depositor

26.Persons Controlled By or Under..............      Persons Controlled By or
     Common Control with the...................      Under Common Control with
     Depositor or Registrant...................      the Depositor or Registrant

27.Number of Policyowners......................      Number of Policyowners

28.Indemnification.............................      Indemnification

29.Principal Underwriters......................      Principal Underwriters

30.Location of Accounts
     and Records...............................      Location of Accounts and
                                                     Records

31.Management Services.........................      Management Services

32.Undertakings................................      Undertakings

     Signature Page............................      Signatures

Prospectus                                                          May 1, 1997
-------------------------------------------------------------------------------

                        THE PFL WRIGHT VARIABLE ANNUITY
                                ISSUED THROUGH
                      PFL WRIGHT VARIABLE ANNUITY ACCOUNT
                         BY PFL LIFE INSURANCE COMPANY

  This Prospectus describes the PFL Wright flexible premium group and individ-ual variable annuity contracts offered by PFL Life Insurance Company ("PFL"). The Group Contract is designed primarily for use by bank trust and agency ac-counts (although it may be issued in other circumstances). A separate Certifi-cate under the Group Contract, or an individual policy will be issued to the bank trust or agency account (as nominee or agent or trustee) for each Partic-ipant on whose behalf an annuity is purchased. An individual annuity policy and a Certificate under a Group Contract may also be issued in certain other circumstances. The term "Certificate" refers both to an individual certificate issued under a Group Contract and to an individual annuity policy, and the term "Certificate Owner" refers to both the owner of an individual annuity policy and to the owner of a Certificate issued under a Group Contract, as the case may be.

  Premium payments may be allocated to one or more Subaccounts of the PFL Wright Variable Annuity Account (the "Variable Account") or to the Fixed Ac-count or both. The Variable Account has four different Subaccounts (the "Subaccounts"). Assets of each Subaccount are invested in a corresponding portfolio ("Portfolio") of a mutual fund, the Wright Managed Blue Chip Series Trust (the "Trust"). The Trust currently has four Portfolios available for in-vestment: the Wright Near Term Bond Portfolio; the Wright Total Return Bond Portfolio; the Wright Selected Blue Chip Portfolio; and the Wright Interna-tional Blue Chip Portfolio. The Portfolios are described in a separate pro-spectus that accompanies this Prospectus.

  The value of a Certificate will vary in accordance with the investment per-formance of the Subaccounts of the Variable Account selected by the Certifi-cate Owner. THEREFORE, THE PARTICIPANT OR INDIVIDUAL POLICY OWNER BEARS THE ENTIRE INVESTMENT RISK FOR ALL AMOUNTS ALLOCATED TO THE VARIABLE ACCOUNT. PFL guarantees that all amounts allocated to the Fixed Account will be returned with at least 3% interest per year, after any Excess Interest Adjustment on premature withdrawals or transfers out of the Fixed Account.

  THE CERTIFICATE IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION, AND THE CERTIFICATE IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVEST-ED.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADE-QUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OF-FENSE.

  This Prospectus sets forth the information that a prospective investor should consider before investing in a Certificate. A Statement of Additional Information about the Certificate and the Variable Account, which has the same date as this Prospectus, has been filed with the Securities and Exchange Com-mission and is incorporated herein by reference. The Statement of Additional Information is available at no cost to any person requesting a copy by writing PFL at the Administrative and Service Office or by calling 1-800-525-6205. The table of contents of the Statement of Additional Information is included at the end of this Prospectus.

  THIS PROSPECTUS MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS FOR THE WRIGHT MANAGED BLUE CHIP SERIES TRUST.

   Please Read this Prospectus Carefully and Retain it For Future Reference.

                               TABLE OF CONTENTS


  Page

--------------------------------------------------------------------------------

DEFINITIONS................................................................   3
SUMMARY....................................................................   6
CONDENSED FINANCIAL INFORMATION............................................  12
FINANCIAL STATEMENTS.......................................................  13
PFL LIFE INSURANCE COMPANY.................................................  13
THE PFL WRIGHT VARIABLE ANNUITY ACCOUNT....................................  13
 The Variable Account......................................................  13
 The Portfolios............................................................  14
 Addition, Deletion, or Substitution of Investments........................  15
THE FIXED ACCOUNT..........................................................  16
 Guaranteed Periods........................................................  17
 Guaranteed Interest Rates.................................................  18
 Excess Interest Adjustment................................................  18
BANK TRUST OR AGENCY ARRANGEMENTS..........................................  19
THE CERTIFICATES...........................................................  20
 Issuance of a Certificate.................................................  20
 Certificate Owner.........................................................  21
 Premium Payments..........................................................  21
 Annuity Purchase Value....................................................  22
 Transfers.................................................................  22
 Dollar Cost Averaging.....................................................  23
 Telephone Transactions....................................................  24
DISTRIBUTIONS UNDER THE CERTIFICATES.......................................  24
 Withdrawals...............................................................  24
 Systematic Withdrawal Plan................................................  25
 Annuity Payments..........................................................  26
 Annuity Payment Options...................................................  27
 Death Benefit.............................................................  30
 Restrictions Under the Texas Optional Retirement Program..................  32
 Restrictions Under Section 403(b) Plans...................................  32
 Restrictions Under Other Qualified Certificates...........................  32
CHARGES AND DEDUCTIONS.....................................................  32
 Mortality and Expense Risk Charge.........................................  33
 Administrative Charge.....................................................  34
 Premium Taxes.............................................................  34
 Federal, State and Local Taxes............................................  34
 Transfer Charge...........................................................  34
 Other Expenses............................................................  35
HISTORICAL PERFORMANCE DATA................................................  35
 Standardized Performance Data.............................................  35
 Non-Standardized Performance Data.........................................  36
CERTAIN FEDERAL INCOME TAX CONSEQUENCES....................................  36
 Tax Status of the Certificate.............................................  37
 Taxation of Annuities.....................................................  38
DISTRIBUTOR OF THE CERTIFICATES............................................  43
VOTING RIGHTS..............................................................  43
LEGAL PROCEEDINGS..........................................................  44
APPENDIX A - Excess Interest Adjustment Calculations.......................  45
APPENDIX B - Statement of Additional Information - Table of Contents.......  47

--------------------------------------------------------------------------------

                                  DEFINITIONS

ACCUMULATION UNIT - An accounting unit of measure used in calculating the An-nuity Purchase Value in the Variable Account.

ADMINISTRATIVE AND SERVICE OFFICE - Financial Markets Division, Variable Annu-ity Dept., 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001.

ANNUITANT - The person entitled to receive Annuity Payments after the Annuity Commencement Date and during whose life any Annuity Payments involving life contingencies will continue. The Participant or Policy Owner will normally be the Annuitant and must be a natural person.

ANNUITY COMMENCEMENT DATE - The date upon which Annuity Payments are to com-mence.

ANNUITY PAYMENT - One of a series of payments under an Annuity Payment Option.

ANNUITY PAYMENT OPTION OR PAYMENT OPTION - A method of receiving a stream of Annuity Payments.

ANNUITY PURCHASE VALUE - The sum of the value of all Accumulation Units cred-ited to a Certificate in the Variable Account and the value of the Fixed Ac-count credited to a Certificate, which will be equal to premiums paid, minus any partial withdrawals, including any applicable Excess Interest Adjustments on prior withdrawals or transfers, plus accumulated gains or losses in the Variable Account, accumulated interest in the Fixed Account, minus any appli-cable charges, premium taxes, and transfer fees, if any.

ANNUITY UNIT - An accounting unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity Payment.

BENEFICIARY - Before the Annuity Commencement Date, the person to whom the death proceeds will be paid if the Annuitant dies. After the Annuity Commence-ment Date, the person to whom the remaining portion of Annuity Payments, if any, will be made if the Annuitant dies.

BUSINESS DAY - A day when the New York Stock Exchange is open for business.

CASH VALUE - The Annuity Purchase Value less any applicable premium taxes and increased or decreased by any applicable Excess Interest Adjustment.

CERTIFICATE - (i) A separate certificate that is issued under a Group Contract or (ii) an individual annuity policy.

CERTIFICATE OWNER - In the case of Certificates issued under a Group Contract, generally the bank trust or agency account to which such Certificates are is-sued (that is, the bank or its trust department, as nominee, agent, or trust-ee), and, in the case of an individual annuity policy, the Policy Owner.

CODE - The Internal Revenue Code of 1986, as amended.

  DATE OF ISSUE - The date the Certificate is issued, as shown on the Certifi-cate Data Page.

  DUE PROOF OF DEATH - A certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, a written statement by the attending physician, or any other proof sat-isfactory to PFL will constitute Due Proof of Death.

  EXPIRATION DATE - The expiration date of a Guaranteed Period.

  FIXED ACCOUNT - PFL's general account, consisting of all of PFL's assets other than those in the Variable Account or any other segregated asset account of PFL.

  FIXED ACCOUNT VALUE - The portion of the Annuity Purchase Value allocated to the Fixed Account.

  FIXED ANNUITY PAYMENTS - Payments made pursuant to an Annuity Payment Option which do not fluctuate in amount.

  GROUP CONTRACT - A group flexible premium variable annuity contract, gener-ally issued to a trust (e.g., the Group Contract owner) by PFL under which Certificates are issued to bank trust or agency accounts with respect to indi-vidual Participants in those trust or agency accounts.

  GUARANTEED PERIOD AMOUNT - Any portion of Annuity Purchase Value allocated to a specific Guaranteed Period with a specific expiration date (including in-terest earned thereon).

  GUARANTEED INTEREST RATE - The rate of interest credited by PFL on a com-pound annual basis during a Guaranteed Period.

  GUARANTEED PERIOD - The period of at least one year for which interest at the Guaranteed Interest Rate will be credited to any amounts allocated to the Fixed Account.

  NONQUALIFIED CERTIFICATE - A Certificate other than a Qualified Certificate.

  PFL - PFL Life Insurance Company, the issuer of the Group Contract and Cer-tificates.

  PARTICIPANT - The person on whose behalf a Certificate under a Group Con-tract is issued to a bank trust or agency account.

  POLICY OWNER - The Owner of an individual annuity policy.

  PORTFOLIOS - The portfolios of the Wright Managed Blue Chip Series Trust, a diversified, open-end management company in which the Variable Account in-vests.

  QUALIFIED CERTIFICATE - A Certificate that receives favorable tax treatment under Section 401(a), 403(a), 403(b), 408(a), 408(b) or 457. NOTE: THE USE OF
BANK TRUST OR AGENCY ARRANGEMENTS MAY NOT BE SUITABLE FOR CERTAIN TYPES OF QUALIFIED CERTIFICATES.

  SUBACCOUNT - A segregated account within the Variable Account which invests in a specified Portfolio of the Trust.

SUBACCOUNT VALUE - The sum of the value of all Accumulation Units allocated to a Subaccount for any particular Valuation Period.

TRUST - The Wright Managed Blue Chip Series Trust, the open-end diversified management investment company in which the Variable Account invests.

VALUATION PERIOD - The period of time from the close of the New York Stock Ex-change on one Business Day to the close of the Exchange on the next Business Day.

VARIABLE ACCOUNT OR ACCOUNT - The PFL Wright Variable Annuity Account, a sepa-rate account established and registered as a unit investment trust under the Investment Company Act of 1940 to which premium payments may be allocated and which invests in the Trust.

VARIABLE ANNUITY PAYMENTS - Payments made pursuant to an Annuity Payment Op-tion which fluctuate as to dollar amount or payment term in relation to the investment performance of the specified Subaccounts within the Variable Ac-count.

WRITTEN NOTICE OR WRITTEN REQUEST - A written notice from the Certificate Owner that gives PFL the information it requires and is received at the Admin-istrative and Service Office.

  THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION GENERALLY DE-SCRIBE ONLY THE VARIABLE ACCOUNT, EXCEPT WHEN THE FIXED ACCOUNT IS SPECIFI-CALLY MENTIONED.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO DEALER, SALESPERSON OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNEC-TION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

    ADMINISTRATIVE AND SERVICE OFFICE:
    Financial Markets Division - Variable Annuity Dept.
    4333 Edgewood Road, N.E.
    Cedar Rapids, Iowa 52499-0001

                        THE PFL WRIGHT VARIABLE ANNUITY

                                    SUMMARY

THE CERTIFICATES

  The PFL Wright Variable Annuity is a flexible premium group and individual variable annuity contract. Certificates can be purchased on a non-tax-quali-fied basis ("Nonqualified Certificates") or with the proceeds from certain plans qualifying for favorable federal income tax treatment ("Qualified Cer-tificates"). Certificates under the Group Contract generally are sold in con-nection with bank trust or agency arrangements. Under such arrangements, the Certificate is legally or nominally owned by the bank trust or agency account (that is, by the bank or its trust department as nominee, agent, or trustee) for the benefit of a bank client. Accordingly, as used herein, the term "Cer-tificate Owner" means the bank trust or agency account, and the term "Partici-pant" refers to the bank client on whose behalf the bank trust or agency ac-count purchases the Certificate. The Certificate Owner directs the amount and allocation of premium payments among one or more Subaccounts of the PFL Wright Variable Annuity Account (the "Variable Account") of PFL Life Insurance Com-pany ("PFL"), one or more Guaranteed Periods of the Fixed Account, or a combi-nation of both. The Certificate Owner also may choose to make additional pre-mium payments, transfers, withdrawals, and other choices under the Certifi-cate. The terms of a bank trust or agency arrangement may affect the tax treatment of the Certificate to the Participant, and these arrangements may not be suitable for certain types of Qualified Certificates. Individual annu-ity policies (also referred to as "Certificates") may be issued in certain circumstances.

THE VARIABLE ACCOUNT

  The Variable Account is a separate account of PFL, which invests exclusively in shares of the Wright Managed Blue Chip Series Trust (the "Trust"). The Trust is a mutual fund whose investment adviser is Wright Investors' Service. The Trust currently has four Portfolios: the Wright Near Term Bond Portfolio; the Wright Total Return Bond Portfolio; the Wright Selected Blue Chip Portfo-lio; and the Wright International Blue Chip Portfolio. Each of the four Subaccounts of the Variable Account invests solely in a corresponding Portfo-lio of the Trust. Because the Annuity Purchase Value may depend on the invest-ment experience of the selected Subaccounts, the Participant or the Policy Owner bears the entire investment risk with respect to premium payments and transfers allocated to the Variable Account. (See the "Variable Account," p. 13.)

FIXED ACCOUNT

  Values under the Certificates may be accumulated on a fixed basis whereby a premium payment is allocated to one or more Guaranteed Periods available in connection with the Fixed Account. Each Guaranteed Period available within the Fixed Account has a specified duration of at least one year. The Fixed Account is the general account of PFL (See "The Fixed Account,"

p. 16.) PFL guarantees these amounts and specifies various interest rates (the "Guaranteed Interest Rates") which will be earned by amounts allocated to each particular Guaranteed Period within the Fixed Account if the amounts remain in that Guaranteed Period for the duration of the Guaranteed Period. PFL may not change a Guaranteed Interest Rate for the duration of the Guaranteed Period. PFL will credit interest at a rate of not less than three percent (3%) per year, compounded annually, to amounts allocated to any of the Guaranteed Peri-ods within the Fixed Account. However, Guaranteed Interest Rates applicable to subsequent Guaranteed Periods cannot be predicted and will be determined at the sole discretion of PFL (subject to the minimum guarantee of three percent (3%)). There is no assurance that Guaranteed Interest Rates will ever exceed 3% per year. Amounts that are withdrawn or transferred prior to the end of the Guaranteed Period will be subject to an Excess Interest Adjustment. The Excess Interest Adjustment could be positive or negative. (See "Excess Interest Ad-justment" p. 18.)

PREMIUM PAYMENTS

  Each Certificate may be purchased with an initial premium payment of at least $5,000 for a Nonqualified Certificate and $1,000 for a Qualified Certif-icate. Additional premium payments of at least $500 each may be made at any time before the Annuity Commencement Date. The minimum initial and subsequent premium payment is $50 for tax deferred Section 403(b) Annuities. Currently, there is nothing deducted from premium payments, so all funds are invested im-mediately.

  On the Date of Issue, the initial premium payment is allocated among the Subaccounts of the Variable Account and the Guaranteed Periods of the Fixed Account in accordance with the allocation percentages specified by the Certif-icate Owner. Any allocation must be in whole percentages, and the total allo-cation must equal 100%. Allocations for additional premium payments may be changed by the Certificate Owner sending Written Notice to the Administrative and Service Office. (See "Premium Payments," p. 21.)

WITHDRAWALS

  All or a portion of the Cash Value may be withdrawn ($500 minimum) by the Certificate Owner in exchange for a cash withdrawal payment from PFL at any-time prior to the earlier of the Annuitant's death or the Annuity Commencement Date. The Cash Value equals the Annuity Purchase Value less any applicable premium taxes and, except during the 30 days prior to the expiration of a Guaranteed Period, plus or minus any Excess Interest Adjustment. The Annuity Purchase Value is equal to premiums paid, minus any partial withdrawals, plus or minus any applicable Excess Interest Adjustments on prior withdrawals or transfers, plus or minus accumulated gains or losses in the Variable Account, plus accumulated interest in the Fixed Account, minus any applicable charges, premium taxes, and transfer fees, if any. A withdrawal request must be made by Written Request, and a request for a partial withdrawal must specify the Subaccounts or the Guaranteed Period from which the withdrawal is requested. There is currently no limit on the frequency or timing of withdrawals. (See "Withdrawals," p. 24.) Withdrawals may be taxable and subject to a 10% penalty tax and withdrawals from the Fixed Account may be subject to an Excess

Interest Adjustment. Withdrawals with respect to Qualified Certificates may be restricted or penalized by the terms of the applicable retirement plan or ap-plicable law.

TRANSFERS

  A Certificate Owner may transfer the Annuity Purchase Value among the Subaccounts and, prior to the Annuity Commencement Date, to or from the Fixed Account with certain limitations. The minimum amount which may be transferred is the lesser of $500 or the entire portion of the Annuity Purchase Value held in that Subaccount or Guaranteed Period. However, after a transfer out of a particular Subaccount or Guaranteed Period, at least $500 must remain in that Subaccount or Guaranteed Period. Transfers from a Guaranteed Period will, ex-cept during the 30 days prior to the expiration of the Guaranteed Period, be subject to an Excess Interest Adjustment (which could be positive or nega-tive). Transfers currently may be made as frequently as desired either by tel-ephone (subject to the provisions described below under "Telephone Transac-tions," p. 24) or by sending Written Notice to the Administrative and Service Office.

  A charge may be imposed for any transfers in excess of 12 per Certificate Year, but currently there is no charge for any transfers. (See "Transfers, " p. 22.)

CHARGES AND DEDUCTIONS

  EXCESS INTEREST ADJUSTMENT. An Excess Interest Adjustment may be applied in the event of any premature withdrawal or transfer of amounts allocated to a Guaranteed Period of the Fixed Account. The Excess Interest Adjustment does not apply during the 30 days prior to the end of a Guaranteed Period or to amounts invested in the Variable Account.

  The Excess Interest Adjustment may increase or decrease the amount payable by PFL upon withdrawal or transfer. It is based on a comparison of PFL's de-clared rates of interest at the time of withdrawal or transfer with the rate(s) of interest applicable to the amount(s) withdrawn or transferred. The Excess Interest Adjustment will be added to or subtracted from the gross amount being withdrawn or transferred. The Excess Interest Adjustment will never result in a reduction of the annual rate of interest credited to less than 3%. (See "Excess Interest Adjustment," p. 18.)

  VARIABLE ACCOUNT CHARGES. PFL deducts a daily charge equal to a percentage of the net assets in the Variable Account for the mortality and expense risks assumed by PFL. The effective annual rate of this charge, which is guaranteed not to increase, is 1.00% of the value of the Variable Account's net assets. (See "Mortality and Expense Risk Charge," p. 33.)

  ADMINISTRATIVE CHARGES. There is also an annual Administrative Charge each year for administrative expenses. This charge is $30 per year. Currently, there is no fee for transfers, but in the future, a charge of $25 may be im-posed for each transfer in excess of 12 in any year. (See "Administrative Charge," p. 34.)

  TAXES. PFL may incur premium taxes relating to the Certificates. PFL will deduct any premium taxes related to a particular Certificate from the Annuity Purchase Value upon complete withdrawal of the Annuity Purchase Value, at pay-ment of the death benefit, or at the Annuity Commencement Date. (See "Premium Taxes," p. 34.)

  No charges are currently made against the Subaccounts for federal, state, or local income taxes or the economic burdens of such taxes. PFL may deduct charges in the future for such taxes or economic burdens from the Certificate or from amounts held in the relevant Subaccount. (See "Federal, State and Lo-cal Taxes," p. 34.)

  CHARGES AGAINST THE PORTFOLIOS. The value of the net assets of the Subaccounts of the Variable Account will reflect the investment advisory fee and other expenses incurred by the Portfolios.

  FEE TABLE. The charges and deductions with respect to the Variable Account are summarized in the following tables. These tables assume that the entire Annuity Purchase Value is in the Variable Account. The following tables are intended to assist in understanding the various costs and expenses that will be borne, directly or indirectly. These are based on the actual expenses of the Portfolios for the fiscal year ended December 31, 1996. (See "Charges and Deductions," p. 32, and the Trust's prospectus.) In addition to the expenses listed below, premium taxes may be applicable.

                                    Wright      Wright     Wright      Wright
                                  Near Term  Total Return Selected  International
                                    Bond          Bond    Blue Chip   Blue Chip
  Transaction Expenses             (WNTB)        (WTRB)     (WSBC)      (WIBC)
----------------------------------------------------------------------------------
Sales Load on Purchase
  Payments..............                $0          $0         $0          $0
Withdrawal Charge.......                $0          $0         $0          $0
----------------------------------------------------------------------------------
Annual Certificate
  Charge................ $30 Per Certificate
----------------------------------------------------------------------------------
Transfer Fee............ First 12 Transfers Per Year: NO FEE
                         More than 12 in One Year: Currently no fee
Variable Account Annual Expenses
(as a percentage of account value)
Mortality and Expense...              1.00%       1.00%      1.00%       1.00%
 Risk Fees
Wright Managed Blue Chip Series Trust Annual Expenses*
  (as a percentage of average net assets)
  Investment Adviser Fee
    (after
    reduction)(1).......              0.00%       0.00%      0.00%       0.00%
  Other Expenses (after
    expense reduction,
    including
    administration fee
    of .05%)(2).........              1.48%       1.26%      1.27%       2.31%
                                      ----        ----       ----        ----
  Total Operating
    Expenses (after
    reductions)(3)......              1.48%       1.26%      1.27%       2.31%
----------------------------------------------------------------------------------

(1) After reduction by Investment Adviser. If no reductions were made, investment advisory fees would have been as follows: WNTB--0.45%; WTRB-- 0.45%; WSBC--0.65%; and WIBC--0.80% of each Portfolio's average daily net assets.

(2) After reductions by Administrator. If no reductions were made, administration fees would have been 0.05% of each Portfolio's average daily net assets. The Investment Adviser was allocated a portion of the expenses of each Portfolio.

   If such allocations were not made, Other Expenses net of administration fees would have amounted to the following percentage of average daily net assets: WNTB--8.85%; WTRB--4.89%; WSBC--1.27%; and WIBC--3.52%.

(3) If no fee reductions or expense allocations were made, the Total Operating Expenses would have been the following percentage of average daily net assets; WNTB--9.35%; WTRB--5.39%; WSBC--1.97%; and WIBC--4.37%. These fee reductions will continue in effect to the extent necessary to keep the total operating expenses (without regard to custodian fee credits) of WNTB, WTRB, WSBC and WIBC from exceeding 0.90%, 0.90%, 1.15% and 1.85% respectively. In addition, during the year ended December 31, 1996, custodian fees were reduced by credits resulting from cash balances maintained with Investment Bank & Trust Company. If these credits were reflected in the above table, the Total Operating Expenses shown above would have been: WNTB--0.89%; WTRBP--0.90%; WSBCP--1.06%; and WIBCP-- 1.85%.

* Information regarding the Portfolios has been provided by the Trust. While PFL has no reason to doubt the accuracy of these figures, PFL does not guarantee their accuracy and does not represent that they are true and complete.

Example

  A Certificate Owner would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets (and assuming the entire Annuity Pur-chase Value is in the Variable Account):

      Portfolio                                  1 Year 3 Years 5 Years 10 Years
     ---------------------------------------------------------------------------
      Near Term Bond............................  $25    $ 78    $133     $284
      Total Return Bond.........................  $23    $ 71    $122     $262
      Selected Blue Chip........................  $23    $ 72    $123     $263
      International Blue Chip...................  $34    $103    $174     $363
     ---------------------------------------------------------------------------

  The example factors in the $30 annual Administrative Charge based on an av-erage Annuity Purchase Value per Certificate of $119,442 as of December 31, 1996 which translates that charge into an assumed charge at an annual rate of 0.0251% of the Variable Account Value. The example assumes that no premium tax has been assessed, although premium taxes may be applicable. (See "Premium Taxes," p. 34.) The example should not be considered a representation of past or future expenses, and actual expenses may be greater or lesser than those shown. The figures and data for the Trust's Annual Expenses have been provided by Wright Investors' Service, and while PFL does not dispute these figures, PFL does not guaranty their accuracy or completeness, and therefore PFL cannot guarantee that the examples are accurate. The assumed 5% annual return is purely hypothetical; actual returns will be higher or lower.

DEATH BENEFIT

  A Death Benefit is payable if the Annuitant dies before the Annuity Com-mencement Date, and either (a) the Annuitant is the Certificate Owner, or (b) the Certificate Owner is not a natural person. In those circumstances, upon receipt of proof of the Annuitant's death, the Death Benefit is calculated and is payable to the Beneficiary when PFL receives an election of the method of settlement and return of the Certificate. The Death Benefit will be the greater of (a) the Annuity Purchase Value on the date proof of death and elec-tion of the method of settlement are received; or (b) the total premiums paid less any partial withdrawals plus interest at an annual rate of 5.0%. The Death Benefit may be paid as either a lump sum cash benefit or as an Annuity Payment Option. (See "Death Benefit," p. 30.)

FREE LOOK RIGHT

  The Certificate Owner may return the Certificate for a refund within the pe-riod of time specified in the Certificate. The applicable period will depend on the state in which the Certificate is issued. In most states, it is ten
(10) days after the Certificate is delivered to the Certificate Owner. The amount of the refund will also depend on the state in which the Certificate is issued. Ordinarily the amount of the refund will be the sum of all premium payments made under the Certificate and the accumulated gains or losses in the Variable Account, if any. However, some states require a return of the premi-um(s) paid, or the greater of premium(s) paid or the Annuity Purchase Value. PFL will pay the refund within seven (7) days after it receives Written Notice of cancellation and the returned Certificate.

FEDERAL INCOME TAX CONSEQUENCES OF INVESTMENT IN THE CERTIFICATE

  With respect to Certificate Owners who are natural persons, there should be no federal income tax on increases in the Annuity Purchase Value until a dis-tribution under the Certificate occurs (e.g., a withdrawal or Annuity Payment) or is deemed to occur (e.g., a pledge or assignment of a Certificate). Gener-ally, a portion of any distribution or deemed distribution will be taxable as ordinary income. The taxable portion of certain distributions will be subject to withholding unless the recipient elects otherwise (although withholding is mandatory for certain qualified plans. In addition, a ten percent federal pen-alty tax may apply to certain distributions or deemed distributions. The pen-alty tax generally does not apply, inter alia, to any distribution made on or after the taxpayer attains age 59 1/2. For Non-Qualified Certificates, PFL be-lieves that the same tax consequences should apply under bank trust or agency arrangements where the Participant is a natural person, assuming the arrange-ment is structured properly. (See "Certain Federal Income Tax Consequences," p. 36.)

INQUIRIES AND WRITTEN NOTICES AND REQUESTS

  Any questions about procedures or the Certificate, or any Written Notice or Written Request, should be sent to PFL's Administrative and Service Office, Financial Markets Division--Variable Annuity Dept., 4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001. Telephone inquires may be made by calling 800-525-6205. All inquiries, Written Notices and Written Requests should include the Certificate number, the Certificate Owner's name, and the Annuitant's name.

VARIATIONS IN CERTIFICATE PROVISIONS

  Certain provisions of the Certificates may vary from the descriptions in this Prospectus in order to comply with different state laws. See the Certifi-cate itself for variations. Any such variations will be included in the Cer-tificate itself or in riders or endorsements.

NOTE: The foregoing summary is qualified in its entirety by the detailed in-formation in the remainder of this Prospectus and in the Statement of Addi-tional Information and in the prospectus for the Trust and in the Certificate, all of which should be referred to for more detailed information. This Pro-spectus generally describes only the Certificate and the Variable Account. A separate prospectus describes the Trust.

                        CONDENSED FINANCIAL INFORMATION

  The Accumulation Unit Values and the number of Accumulation Units outstanding for each Subaccount from the date of inception:

WRIGHT NEAR TERM BOND SUBACCOUNT

             Accumulation    Accumulation      Number of
             Unit Value at   Unit Value at Accumulation Units
           Beginning of Year  End of Year    At End of Year
-------------------------------------------------------------
1996           $1.046259       $1.064323       612,818.637
1995           $0.952933       $1.046259       312,204.941
1994(/1/)      $0.996743       $0.952933       474,237.369
1993(/3/)         N/A
-------------------------------------------------------------

WRIGHT TOTAL RETURN BOND SUBACCOUNT

             Accumulation    Accumulation      Number of
             Unit Value at   Unit Value at Accumulation Units
           Beginning of Year  End of Year    At End of Year
-------------------------------------------------------------
1996           $1.055619       $1.055881       747,745.354
1995           $0.912223       $1.055619       509,157.449
1994           $0.991759       $0.912223       569,877.796
1993(/2/)      $1.000000       $0.991759       168,578.241
-------------------------------------------------------------

WRIGHT SELECTED BLUE CHIP SUBACCOUNT

             Accumulation    Accumulation      Number of
             Unit Value at   Unit Value at Accumulation Units
           Beginning of Year  End of Year    At End of Year
-------------------------------------------------------------
1996           $1.157532       $1.407283     1,894,095.151
1995           $0.925964       $1.157532     1,934,519.692
1994(/1/)      $0.996743       $0.925964     1,567,081.382
1993(/3/)         N/A
-------------------------------------------------------------

WRIGHT INTERNATIONAL BLUE CHIP SUBACCOUNT

             Accumulation    Accumulation      Number of
             Unit Value at   Unit Value at Accumulation Units
           Beginning of Year  End of Year    At End of Year
-------------------------------------------------------------
1996           $0.988643       $1.149046     1,268,170.893
1995           $0.902655       $0.988643     1,380,932.622
1994(/1/)      $0.996743       $0.902655     1,360,360.040
1993(/3/)         N/A
-------------------------------------------------------------

(/1/)Period from January 6, 1994 through December 31, 1994.
(/2/)Period from December 6, 1993 through December 31, 1993.
(/3/)Did not commence business until 1994.

                             FINANCIAL STATEMENTS

  The financial statements of the Variable Account and PFL and the independent auditors' reports thereon are contained in the Statement of Additional Infor-mation which is available free upon request.

                          PFL LIFE INSURANCE COMPANY

  PFL Life Insurance Company ("PFL"), 4333 Edgewood Road N.E., Cedar Rapids, Iowa 52499-0001, is a stock life insurance company. It was incorporated under the name NN Investors Life Insurance Company, Inc. under the laws of the State of Iowa on April 19, 1961. It is principally engaged in the sale of life in-surance and annuity policies, and is licensed in the District of Columbia, Guam, and in all states except New York. As of December 31, 1996, PFL had as-sets of approximately $7.9 billion. PFL is a wholly-owned indirect subsidiary of AEGON USA, Inc., which conducts substantially all of its operations through subsidiary companies engaged in the insurance business or in providing non-in-surance financial services. All of the stock of AEGON USA, Inc. is indirectly owned by AEGON n.v. of the Netherlands. AEGON n.v., a holding company, con-ducts its business through subsidiary companies engaged primarily in the in-surance business.

  PFL may from time to time publish (in advertisements, sales literature and reports to Certificate Owners) the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company, Standard & Poor's, and Duff & Phelps. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of PFL, and the ratings should not be considered as bearing on the investment performance or safety of assets held in the Variable Account. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect A.M. Best Company's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of PFL as measured by Standard & Poor's Insurance Ratings Services or Duff & Phelps may be referred to in such adver-tisements, sales literature, or reports. These ratings are opinions regarding an operating insurance company's financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such rat-ings do not reflect the investment performance of the Variable Account or the degree of risk associated with an investment in the Variable Account.

                    THE PFL WRIGHT VARIABLE ANNUITY ACCOUNT

THE VARIABLE ACCOUNT

  The PFL Wright Variable Annuity Account of PFL Life Insurance Company (the "Variable Account") was established as a separate investment account of PFL under the laws of the State of Iowa on April 7, 1993. The Variable Account re-ceives and invests the premiums under the

Certificates that are allocated to it for investment in shares of the Wright Managed Blue Chip Series Trust.

  The Variable Account currently is divided into four Subaccounts. Additional Subaccounts may be established in the future at the discretion of PFL. Each Subaccount invests exclusively in shares of one of the Portfolios of the Trust. Under Iowa law, the assets of the Variable Account are owned by PFL, but they are held separately from the other assets of PFL and are not charge-able with liabilities incurred in any other business operation of PFL (except to the extent that assets in the Variable Account exceed the reserves and other liabilities of the Variable Account). Income, gains, and losses incurred on the assets in the Subaccounts of the Variable Account, whether or not real-ized, are credited to or charged against that Subaccount without regard to other income, gains or losses of any other account or Subaccount of PFL. Therefore, the investment performance of any Subaccount should be entirely in-dependent of the investment performance of PFL's general account assets or any other segregated asset account or subaccount maintained by PFL.

  The Variable Account is registered with the Securities and Exchange Commis-sion ("SEC") under the Investment Company Act of 1940 (the "1940 Act") as a unit investment trust and meets the definition of a separate account under federal securities laws. However, the SEC does not supervise the management or the investment practices or policies of the Variable Account or PFL.

THE PORTFOLIOS

  The Variable Account will invest exclusively in shares of the Wright Managed Blue Chip Series Trust (the "Trust"). The Trust is a series-type mutual fund registered with the SEC under the 1940 Act as an open-end, diversified manage-ment investment company. The registration of the Trust does not involve super-vision of the management or investment practices or policies of the Trust by the SEC. The Trust currently issues shares of the following four Portfolios: the Wright Near Term Bond Portfolio; the Wright Total Return Bond Portfolio; the Wright Selected Blue Chip Portfolio; and the Wright International Blue Chip Portfolio. The assets of each Portfolio are held separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objectives and policies. Each Portfolio operates as a separate investment fund, and the income or losses of one Portfolio have no effect on the invest-ment performance of any other Portfolio.

  Wright Investors' Service (the "Adviser"), an investment adviser registered with the SEC under the Investment Advisers Act of 1940, is the Trust's invest-ment manager. The Adviser provides investment advice to each of the Portfolios of the Trust and otherwise performs administerial and managerial functions for the Portfolios. The Adviser is responsible for selecting the investments of each Portfolio consistent with the investment objectives and policies of that Portfolio, and will conduct securities trading for the Portfolios.

  The investment objectives of each Portfolio are summarized as follows:

  WRIGHT NEAR TERM BOND PORTFOLIO seeks high total return, to the extent con-sistent with reasonable safety, by investing primarily in debt securities di-rectly issued or guaranteed by the

U.S. Government. The Portfolio expects to maintain an average weighted portfo-lio maturity of five years or less.

  WRIGHT TOTAL RETURN BOND PORTFOLIO seeks high total return, consisting of current income and capital appreciation, by investing primarily in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentali-ties and in high-grade corporate debt securities of any maturity.

  WRIGHT SELECTED BLUE CHIP PORTFOLIO seeks long-term capital appreciation and, as a secondary objective, reasonable current income by investing primar-ily in equity securities of well-established U.S. companies that meet the Ad-viser's quality standards.

  WRIGHT INTERNATIONAL BLUE CHIP PORTFOLIO seeks long-term capital apprecia-tion by investing primarily in equity securities of well-established, non-U.S. companies that meet the Adviser's quality standards.

  THERE IS NO ASSURANCE THAT ANY PORTFOLIO WILL ACHIEVE ITS STATED OBJECTIVE. MORE DETAILED INFORMATION, INCLUDING A DESCRIPTION OF EACH PORTFOLIO'S INVEST-MENT OBJECTIVE AND POLICIES AND A DESCRIPTION OF RISKS INVOLVED IN INVESTING IN EACH PORTFOLIO AND OF EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR THE TRUST, A CURRENT COPY OF WHICH IS ATTACHED TO THIS PRO-SPECTUS. INFORMATION CONTAINED IN THE TRUST'S PROSPECTUS SHOULD BE READ CARE-FULLY BEFORE INVESTING IN A SUBACCOUNT OF THE VARIABLE ACCOUNT.

  An investment in the Variable Account, or in any Portfolio, is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository insti-tution, and the investment is not federally insured by the Federal Deposit In-surance Corporation or any other agency, and involves investment risk, includ-ing possible loss of principal amount invested.

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

  PFL cannot and does not guarantee that any of the Portfolios will always be available for premium payments, allocations, or transfers. PFL retains the right, subject to any applicable law, to make certain changes in the Variable Account and its investments. PFL reserves the right to eliminate the shares of any Portfolio held by a Subaccount and to substitute shares of another Portfo-lio of the Trust, or of another registered open-end management investment com-pany for the shares of any Portfolio, if the shares of the Portfolio are no longer available for investment or if, in PFL's judgment, investment in any Portfolio would be inappropriate in view of the purposes of the Variable Ac-count. To the extent required by the 1940 Act, substitutions of shares attrib-utable to a Certificate Owner's interest in a Subaccount will not be made without prior notice to the Certificate Owner and the prior approval of the SEC. Nothing contained herein shall prevent the Variable Account from purchas-ing other securities for other series or classes of variable annuity policies, or from effecting an exchange between series or classes of variable annuity policies on the basis of requests made by the Certificate Owner.

  New Subaccounts may be established when, in the sole discretion of PFL, mar-keting, tax, investment or other conditions warrant. Any new Subaccounts may be made available with respect to existing Certificates on a basis to be de-termined by PFL. Each additional Subaccount will purchase shares in a Portfo-lio of the Trust or in another mutual fund or investment vehicle. PFL may also eliminate one or more Subaccounts if, in its sole discretion, marketing, tax, investment or other conditions warrant such change. In the event any Subaccount is eliminated, PFL will notify the Certificate Owners and will re-quest a reallocation of the amounts invested in the eliminated Subaccount. If no such reallocation is provided by the Certificate Owner, PFL will reinvest the amounts invested in the eliminated Subaccount in the Subaccount that in-vests in the Near-Term Bond Portfolio (or in a similar portfolio of short term instruments).

  In the event of any such substitution or change, PFL may, by appropriate en-dorsement make such changes in the Certificates as may be necessary or appro-priate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the Certificates, the Variable Account may be (i) operated as a management company under the 1940 Act or any other form permitted by law, (ii) deregistered under the 1940 Act in the event such registration is no longer required or (iii) combined with one or more other separate accounts. To the extent permitted by applicable law, PFL also may transfer the assets of the Variable Account associated with the Certificates to another account or accounts.

                               THE FIXED ACCOUNT

  Premiums allocated and amounts transferred to the Fixed Account become part of the general assets of PFL, which support insurance and annuity obligations. Interests in the Fixed Account have not been registered under the Securities Act of 1933 (the "1933 Act"), nor is the Fixed Account registered as an in-vestment company under the 1940 Act. Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts, and PFL has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus that relate to the Fixed Account. This Prospectus is generally intended to serve as a disclosure document only for the Certificate and the Variable Account. For complete details regarding the Fixed Account, see the Certificate and any ap-plicable endorsement(s).

  The initial premium payment and any subsequent premium payment(s) will be allocated to Guaranteed Periods available in connection with the Fixed Account to the extent elected at the time such payment is made. In addition, all or part of the Annuity Purchase Value may be transferred to such Guaranteed Peri-ods available under the Certificate as described under "Transfers." Instead of the Participant or Policy Owner assuming all of the investment risk as is the case for premium payments allocated to the Variable Account, PFL guarantees it will credit a specified minimum interest rate to amounts allocated to the Fixed Account.

  Assets supporting amounts allocated to Guaranteed Periods within the Fixed Account become part of PFL's general assets and are available to fund the claims of all creditors of PFL. All PFL's general account assets will be available to fund benefits under the Certificate. The Certificate does not participate in the investment performance of the assets of the Fixed Ac-count or PFL's general account. Instead, a specified rate of interest, the Guaranteed Interest Rate, declared in advance, is credited to amounts allo-cated to the Fixed Account.

  PFL will invest the assets of its general account in those assets chosen by PFL and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.

  If Annuity Purchase Value is maintained within a Fixed Account for the dura-tion of the Guaranteed Period, PFL guarantees that it will credit interest to that amount at the guaranteed rate specified for the Guaranteed Period. Howev-er, in the event any amount from the Guaranteed Period is withdrawn or trans-ferred prior to the expiration of the Guaranteed Period for any reason, PFL will subject that amount to an Excess Interest Adjustment which could be posi-tive or negative. (See "Excess Interest Adjustment," p. 18.) PFL reserves the right to defer the payment of amounts withdrawn from the Fixed Account for a period not to exceed six (6) months from the date written request for such withdrawal is received by PFL.

GUARANTEED PERIODS

  Premium payments and transfers may be allocated to one or more Guaranteed Periods within the Fixed Account. Each Guaranteed Period will have a duration of at least one year and a specified Guaranteed Interest Rate. Initial premium payments and subsequent premium payments, or portions thereof, and transfer amounts allocated to a Fixed Account Guaranteed Period, will earn interest at the Guaranteed Interest Rate during the particular Guaranteed Period unless prematurely withdrawn or transferred prior to the end of the Guaranteed Peri-od. Initial Guaranteed Periods begin on the date a premium payment is accepted or, in the case of a transfer, on the effective date of the transfer, and end on the specified anniversary, depending on the Guaranteed Period selected, of the day immediately preceding the date on which the premium payment acceptance or transfer occurred (the "Expiration Date"). Any portion of Annuity Purchase Value allocated to a specific Guaranteed Period with a specified Expiration Date (including interest earned thereon) will be referred to herein as a "Guaranteed Period Amount." Interest will be credited daily at a rate equiva-lent to the compound annual rate. As a result of the timing of premium pay-ments and renewals and transfers of portions of the Annuity Purchase Value, which will begin new Guaranteed Periods, amounts allocated to Guaranteed Peri-ods of the same duration may have different Expiration Dates. Thus each Guar-anteed Period Amount will be treated separately for purposes of determining any applicable Excess Interest Adjustment (see "Excess Interest Adjustment," p. 18.)

  PFL will notify the Certificate Owner in writing at least 45 days prior to the Expiration Date for any Guaranteed Period Amount. A new Guaranteed Period of the same duration as the previous Guaranteed Period will commence automati-cally on the Expiration Date of the previous Guaranteed Period unless PFL re-ceives, within the 30 day period prior to the Expiration Date of such Guaranteed Period, a written election by the Certificate Owner to trans-fer the Guaranteed Period Amount to a different Fixed Account Guaranteed Pe-riod or to a Variable Account Subaccount from among those being offered by PFL at such time.

GUARANTEED INTEREST RATES

  PFL periodically will establish an applicable Guaranteed Interest Rate for each of the Guaranteed Periods within the Fixed Account. Current Guaranteed Interest Rates may be changed by PFL frequently or infrequently depending on interest rates on investments available to PFL and other factors as described below, but once established, the rate will be guaranteed for the entire dura-tion of the Guaranteed Period. However, any amount withdrawn or transferred will be subject to an Excess Interest Adjustment, except during the 30 day pe-riod prior to the Expiration Date. (See "Excess Interest Adjustment," p. 18.)

  The Guaranteed Interest Rate will not be less than 3% per year compounded annually, regardless of any application of the Excess Interest Adjustment. PFL has no specific formula for determining the rate of interest that it will de-clare as a Guaranteed Interest Rate, as this rate will be reflective of inter-est rates available on the types of debt instruments in which PFL intends to invest amounts allocated to the Fixed Account (See "The Fixed Account," p. 16.) In addition, PFL's management may consider other factors in determining Guaranteed Interest Rates for a particular Guaranteed Period including but not limited to: regulatory and tax requirements; sales commissions and administra-tive expenses borne by the Company; general economic trends; and competitive factors. There is no obligation to declare a rate in excess of 3%; the Partic-ipant or the Policy Owner, as the case may be, assumes the risk that declared rates will not exceed 3%. PFL has complete discretion to declare any rate of at least 3%, regardless of market interest rates, the amounts earned by PFL on its investments, or any other factors.

  PFL'S MANAGEMENT HAS COMPLETE AND SOLE DISCRETION TO DETERMINE THE GUARAN-TEED INTEREST RATES. PFL CANNOT PREDICT OR GUARANTEE THE LEVEL OF FUTURE GUAR-ANTEED INTEREST RATES, EXCEPT THAT PFL GUARANTEES THAT FUTURE GUARANTEED IN-TEREST RATES WILL NOT BE BELOW 3% PER YEAR COMPOUNDED ANNUALLY.

EXCESS INTEREST ADJUSTMENT

  Any full or partial withdrawal of a Guaranteed Period Amount which is not effective during the 30 days prior to the Expiration Date of the applicable Guaranteed Period will be subject to an Excess Interest Adjustment. For this purpose, transfers and systematic withdrawals are treated as withdrawals. The Excess Interest Adjustment will be added to or subtracted from the gross amount being withdrawn after deductions of any applicable charges.

  Generally, if PFL's Guaranteed Interest Rate declines, the Cash Value will be increased as a result of the application of the Excess Interest Adjustment. Similarly, if PFL's Guaranteed Interest Rate increases, the Cash Value will be correspondingly reduced. However, in no event will the reductions in the amount withdrawn due to the application of the Excess Inter-est Adjustment ever result in less than a 3% annual interest rate on amounts allocated to the Fixed Account.

  The Excess Interest Adjustment will reflect the relationship between PFL's current guaranteed interest rate (defined as "C" below) for the Guaranteed Pe-riod which is next longer than the remaining time until expiration of the Guaranteed Period from which the withdrawal is being made and the guaranteed interest rate applicable to the amount being withdrawn (defined as "G" below). It also reflects the time remaining in the applicable Guaranteed Period. The application of the Excess Interest Adjustment upon withdrawal may result in a higher or lower payment than the Guarantee Period Amount.

  The Excess Interest Adjustment ("EIA") is determined by the application of the following formula:

                         EIA = S X (G-C) X (M/12)

Where:

  S is the gross withdrawal as of the effective date of the application of the Excess Interest Adjustment, prior to the application of the Excess Interest Adjustment and any applicable charges;

  C is the guaranteed interest rate declared by PFL, as of the effective date of the application of the Excess Interest Adjustment, for the Guaranteed Pe-riod which is next longer than the remaining time until expiration of the Guaranteed Period from which the withdrawal is being made. If such an option is no longer offered, "C" will be the U.S. Treasury rate on the twenty-fifth day of the previous calendar month for the next longer maturity (in whole years) than "M," plus 2%;

  G is the Guaranteed Interest Rate currently being credited to the Guaranteed Period Amount subject to the Excess Interest Adjustment; and

  M is the number of months remaining in the Guaranteed Period rounded up to the next higher whole number of months.

  Notwithstanding application of the foregoing formula, the gross withdrawal minus the Excess Interest Adjustment will not be less than the amount of the premium payment being withdrawn, accumulated at three (3%) percent interest compounded annually since the beginning of the Guaranteed Period. Thus, a neg-ative Excess Interest Adjustment could result in the loss of all previously credited interest in excess of 3% per year, but it will not result in any loss of principal (the premium payments) or the 3% guaranteed minimum interest.

  See Appendix A for examples of the Excess Interest Adjustment calculation.

                       BANK TRUST OR AGENCY ARRANGEMENTS

  The Certificates are designed to be issued to trust or agency accounts main-tained by bank trust departments (although in certain circumstances they may be issued to individuals). Under such arrangements, the Certificate is issued to and held in the name of the bank trust or agency account (that is, the bank or its trust department as nominee, agent, or trustee) for the benefit of the Participant (i.e., the bank client). A bank trust or agency account is referred to herein as a "Certificate Owner." Indi-vidual policies may also be used in connection with such bank agency or trust arrangements. Pursuant to such arrangements, the bank typically charges trust, management, or other fees that may vary from bank to bank and that may also vary depending on the type of arrangement, the amounts involved, and/or other factors.

  These arrangements may have federal income tax consequences (for both Non-qualified and Qualified Certificates) and there is no guidance, and hence some uncertainty, as to the tax effects of certain aspects of such arrangements. Consequently, Participants in such arrangements should obtain competent tax advice. Moreover, bank trust or agency arrangements may not be suitable for certain tax qualified plans because such arrangements may be incompatible with the qualification requirements for those plans. Individual annuity policies, where available, may be purchased directly (not through bank trust or agency arrangements) for these plans. (See "Certain Federal Income Tax Consequences,"
p. 36.)

  An investment or interest in a Certificate, including a Certificate issued pursuant to a bank trust or agency arrangement or some other bank-related ar-rangement, is not a deposit in the bank or an obligation of the bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other agency or instrumentality of the U.S. Government.

                               THE CERTIFICATES

  The PFL Wright Variable Annuity is a flexible premium group and individual variable annuity contract. The rights and benefits with respect to a Certifi-cate are summarized below; however, the description of the Certificate con-tained in this Prospectus is qualified in its entirety by the Certificate it-self, including any endorsements thereto, a copy of which is available upon request from PFL. The Certificates may be purchased on a non-tax-qualified ba-sis ("Nonqualified Certificate"). The Certificates may also be purchased to be used in connection with retirement plans or individual retirement accounts that qualify for favorable special federal income tax treatment ("Qualified Certificates") under Sections 401, 403, 408, or 457 or other Sections of the Internal Revenue Code.

ISSUANCE OF A CERTIFICATE

  Before it will issue a Certificate, PFL must receive a completed Certificate application and an initial premium payment of at least $5,000 for a Nonquali-fied Certificate and $1,000 for a Qualified Certificate ($50 for tax deferred 403(b) Annuities). A Certificate ordinarily will be issued only in respect of Annuitants Age 0 through 80. Acceptance or declination of an application will be based on PFL's underwriting standards, and PFL reserves the right to reject any application or premium payment based on those underwriting standards.

  If the application can be accepted in the form received, the initial premium payment will be credited to the Annuity Purchase Value within two Business Days after the latter of receipt of the application or receipt of the initial premium payment. If the initial premium payment cannot be credited because the application or other issuing requirements are incomplete, the applicant (i.e., the Certificate Owner) will be contacted within five Business Days and given an explanation for the delay, and the initial premium payment will be returned at that time unless the applicant consents to PFL's retaining the initial pre-mium payment and crediting it as soon as the necessary requirements are ful-filled.

  The date on which the initial premium payment is credited to the Annuity Purchase Value is the Date of Issue which is used to determine Certificate Years and Certificate Anniversaries.

CERTIFICATE OWNER

  The term "Certificate Owner" refers to, (i) in the case of a Certificate is-sued under bank trust or agency arrangements, the bank trust or agency account to which such Certificate is issued, and (ii) in the case of a Certificate that is an individual annuity policy, the Policy Owner.

PREMIUM PAYMENTS

  All premium payment checks or drafts should be made payable to PFL Life In-surance Company and sent to the Administrative and Service Office. The Death Benefit will not take effect until the check or draft for the premium payment is honored.

  INITIAL PREMIUM PAYMENT. The minimum initial premium payment that PFL cur-rently will accept is $5,000 under a Nonqualified Certificate and $1,000 under a Qualified Certificate ($50 for tax deferred Section 403(b) Annuities). PFL reserves the right to increase or decrease this amount for a class of Certifi-cates issued after some future date. The initial premium payment is the only premium payment required to be paid under a Certificate. The maximum premium payment that PFL will currently accept without its prior approval is $1 mil-lion.

  ADDITIONAL PREMIUM PAYMENTS. While the Annuitant is living and prior to the Annuity Commencement Date, additional premium payments may be made at any time, and in any frequency. The minimum additional premium payment for Non-qualified Certificates is $500 ($50 for tax deferred Section 403(b) Annui-ties). The maximum total amount of premium payments that may be made for a Certificate without PFL's prior approval is $1 million. Additional premium payments will be credited to the Certificate and added to the Annuity Purchase Value as of the Business Day when they are received at the Administrative and Service Office.

  ALLOCATION OF PREMIUM PAYMENTS. The Certificate Owner must allocate premium payments to one or more of the Subaccounts or Guaranteed Periods. The initial allocation must be specified in the Certificate application. This allocation will be used for additional premium payments unless a change of allocation is requested. All allocations must be made in whole percentages and must total 100%. The minimum amount that can be allocated to any Subaccount or to a Guar-anteed Period is $500. If no allocation is specified, then the premium pay-ment(s) cannot be accepted. All additional premium payments will be allocated and credited to the Certificate as of the Valuation Period during which they are received.

  The allocation of future additional premium payments may be changed by send-ing Written Notice to PFL's Administrative and Service Office, or by telephone (subject to the provisions described below under "Telephone Transactions," p. 24.) The allocation change will apply to payments received after the date the Written Notice or telephone request is received.

  PAYMENT NOT HONORED BY BANK. Any payment under the Certificate that is de-rived, all or in part, from any amount paid to PFL by check or draft may be postponed until such time as PFL determines that such instrument has been hon-ored.

ANNUITY PURCHASE VALUE

  On the date the Certificate is issued, the Annuity Purchase Value equals the initial premium payment. Thereafter, the Annuity Purchase Value will increase by (1) any additional premium payments received by PFL; and (2) any increases in the Annuity Purchase Value due to investment results of the selected Subaccounts and interest credited to the Fixed Account. The Annuity Purchase Value will decrease by (1) any withdrawals; (2) any decreases in the Annuity Purchase Value due to investment results of the selected Subaccounts; (3) the charges imposed by PFL and (4) any applicable premium taxes. Additionally, a withdrawal or transfer of amounts from a Guaranteed Period under the Fixed Ac-count may result in an Excess Interest Adjustment which could increase or de-crease the Annuity Purchase Value (or withdrawal proceeds).

  The Annuity Purchase Value is expected to change from Valuation Period to Valuation Period, reflecting the investment experience of the selected Subaccount(s) and interest credited to the selected Guaranteed Periods of the Fixed Account, as well as the deductions for applicable charges. A Valuation Period is the period between successive Business Days. It begins at the close of business on each Business Day and ends at the close of business on the next succeeding Business Day. A Business Day is each day that both the New York Stock Exchange and PFL's Administrative and Service Office are open for busi-ness. Holidays are generally not Business Days.

  When a premium payment is allocated to or an amount is transferred to a Subaccount of the Variable Account, it is credited to the Certificate in the form of Accumulation Units. Each Subaccount of the Variable Account has a dis-tinct Accumulation Unit value (the "Unit Value"). The number of Units credited is determined by dividing the premium payment or amount transferred by the Unit Value of the Subaccount as of the end of the Valuation Period during which the allocation is made. When amounts are transferred out of or withdrawn from a Subaccount, Units are canceled or redeemed in a similar manner.

  For each Subaccount, the Unit Value for a given Business Day is based on the net asset value of a share of the corresponding Portfolio of the Trust. There-fore, the Unit Values will fluctuate from day to day based on the investment experience of the corresponding Portfolio. The determination of Subaccount Unit Values is described in detail in the Statement of Additional Information.

  When a premium payment is allocated to or an amount is transferred to the Fixed Account, it is credited to the selected Guaranteed Period as described in "The Fixed Account," p. 16. In addition, interest at a specified interest rate is credited to such amounts. When amounts are transferred out of or with-drawn from a Guaranteed Period, the applicable Guaranteed Period Amount is re-duced accordingly. Unlike the Variable Account, there are no Accumulation Units in the Fixed Account.

TRANSFERS

  The Certificate Owner can transfer Annuity Purchase Value among Subaccounts and to or from Guaranteed Periods within certain limits.

  Subject to the limitations and restrictions described below, transfers from a Subaccount or a Guaranteed Period may be made up to thirty days prior to the Annuity Commencement Date. The minimum amount that may be transferred is the lesser of $500 or the entire amount in the Subaccount or Guaranteed Period. If the Annuity Purchase Value remaining in a Subaccount or Guaranteed Period af-ter a transfer is less than $500, PFL reserves the right, at its discretion, to include that amount as part of the transfer.

  Transfers currently may be made as often as desired, subject to the minimum amount specified above (PFL reserves the right to otherwise limit or restrict transfers in the future). A transfer charge may be imposed for any transfer in excess of 12 per year; however, currently there is no charge for any transfer.

  Transfers may be made by sending Written Notice to the Administrative and Service Office or by telephone, subject to the provisions described below un-der "Telephone Transactions," p. 24.

  In addition, transfers from the Guaranteed Periods of the Fixed Account will be subject to the Excess Interest Adjustment unless the transfer occurs during the 30 days prior to the Expiration Date applicable to the Guaranteed Period Amount. (See "Excess Interest Adjustment," p. 18.)

  Transfers among the Subaccounts of the Variable Account may also be made af-ter the Annuity Commencement Date. (See "Annuity Payment Options -- Trans-fers," p. 27.)

DOLLAR COST AVERAGING

  Under the Dollar Cost Averaging program, if elected, the Certificate Owner can instruct PFL to automatically transfer a specified amount from the Near Term Bond Subaccount to any other Subaccount(s). The automatic transfers can occur monthly or quarterly, and the amount transferred each time must be at least $500.00. At the time the program begins, there must be sufficient Annu-ity Purchase Value in the Near Term Bond Subaccount to cover at least one year's transfers.

  Dollar Cost Averaging results in the purchase of more Units when the Unit Value is low, and fewer Units when the Unit Value is high. However, there is no guarantee that the Dollar Cost Averaging program will result in a higher Annuity Purchase Value or otherwise be successful.

  The Dollar Cost Averaging program can be elected when purchasing the Certif-icate or at a later date, and the election can specify that only a certain number of transfers will be made, in which case the program will terminate when that number of transfers has been made. Otherwise, the program will ter-minate when the amount in the Near Term Bond Subaccount is insufficient for the next transfer. There is no charge for this program.

TELEPHONE TRANSACTIONS

  Certificate Owners (or their designated account executive) can make trans-fers and/or change the allocation of subsequent premium payments by telephone if the "Telephone Transfer/Reallocation Authorization" box in the application has been checked or telephone transfers have been subsequently authorized in writing. PFL and/or the Administrative and Service Office will not be liable for following instructions communicated by telephone that it reasonably be-lieves to be genuine. However, PFL and/or the Administrative and Service Of-fice will employ reasonable procedures to confirm that instructions communi-cated by telephone are genuine. If PFL and/or the Administrative and Service Office fails to do so, it may be liable for any losses due to unauthorized or fraudulent instructions. All telephone requests will be recorded on voice re-corder equipment for the protection of the Certificate Owner. A Certificate Owner, when making telephone requests, may be required to provide the Partici-pant's or Policy Owner's social security number and/or other information for identification purposes.

  Telephone requests must be received at the Administrative and Service Office no later than 3:00 p.m. Central time in order to assure same-day pricing of the transaction.

  The telephone transaction privilege may be discontinued at any time as to some or all Certificates, and PFL may require written confirmation of a trans-action request.

                     DISTRIBUTIONS UNDER THE CERTIFICATES

WITHDRAWALS

  The Certificate Owner may withdraw all or a portion of the Cash Value of a Certificate at any time during the life of the Annuitant and prior to the An-nuity Commencement Date by sending a Written Request to PFL's Administrative and Service Office. The Cash Value is the Annuity Purchase Value less any ap-plicable premium taxes and plus or minus any Excess Interest Adjustment. (See "Excess Interest Adjustment," p. 18.) The Annuity Purchase Value is equal to premiums paid, minus any partial withdrawals, plus or minus any applicable Ex-cess Interest Adjustments on prior withdrawals or transfers, plus or minus ac-cumulated gains or losses in the Variable Account, plus accumulated interest in the Fixed Account, minus any applicable charges, premium taxes and transfer fees, if any. There will be no Excess Interest Adjustment with respect to withdrawals from the Fixed Account made within 30 days prior to the Expiration Date of the applicable Guaranteed Period. Any Excess Interest Adjustment im-posed on a withdrawal will affect only the amount withdrawn from the Fixed Ac-count.

  The minimum amount that can be withdrawn from any Subaccount or Guaranteed Period of the Fixed Account is $500. After the Annuity Commencement Date, the Annuity Purchase Value can only be withdrawn if Annuity Payment Option 4-V is in effect. (See "Annuity Payments," p. 26.)

  The Subaccount or Guaranteed Period from which partial withdrawal amounts should be taken must be specified in the request. Otherwise, the withdrawal request cannot be processed.

ALL WITHDRAWALS FROM ANY GUARANTEED PERIOD, EXCEPT THOSE EFFECTIVE WITHIN 30 DAYS PRIOR TO THE EXPIRATION DATE OF THE APPLICABLE GUARANTEED PERIOD, WILL BE SUBJECT TO THE EXCESS INTEREST ADJUSTMENT. (See "Excess Interest Adjustment," p. 18.)

  PFL will process all withdrawal requests within seven (7) calendar days fol-lowing receipt by the Service Center of Written Request, except that

  . Variable Account - PFL reserves the right to defer the payment of any withdrawal from the Variable Account as permitted by the 1940 Act. Such delay may occur because (i) the New York stock exchange is closed for trading; (ii) the SEC determines that a state of emergency exists; or (iii) an order or pronouncement of the SEC permits a delay for the protection of investors.

  . Fixed Account - PFL reserves the right to defer payment of any withdrawal from the Fixed Account for up to six (6) months.

  The Participant or individual Policy Owner assumes the investment risk with respect to all premium payments allocated or transferred to the Subaccounts. Because withdrawals or transfers of amounts allocated to the Fixed Account may be subject to a negative Excess Interest Adjustment, because the performance of the Subaccounts is not guaranteed, and because all withdrawals may be sub-ject to premium taxes, the total Cash Value (taking any prior withdrawals into account) may be more or less than the total premium payments made. However, the Cash Value of amounts transferred or allocated to the Fixed Account will never be less than the amounts originally transferred or allocated, with in-terest accumulated at 3% annually less any premium taxes. Following a with-drawal of the total Cash Value, or at any time the Annuity Purchase Value is zero, all rights of the Certificate Owner and the Annuitant will terminate.

  Withdrawals may be taxable, and a ten percent federal tax penalty generally applies to withdrawals made before the taxpayer reaches age 59 1/2 for Non-qualified Certificates; withdrawal restrictions and penalties may apply to Qualified Certificates.

SYSTEMATIC WITHDRAWAL PLAN

  Under the Systematic Withdrawal Plan, the Certificate Owner can instruct PFL to make automatic withdrawal payments to it monthly, quarterly, semi-annually or annually from a specified Subaccount. Monthly and quarterly payments can only be sent by electronic funds transfer directly to a checking or savings account. The minimum monthly payment is $50.00, the minimum quarterly payment is $100.00, and the minimum semi-annual or annual payment is $250.00. If the withdrawal is less than the minimum, it can only be sent on an annual basis. The "Request for Systematic Withdrawal" form must specify a date for the first payment, which must be at least 30 but not more than 90 days after the form is submitted. Amounts withdrawn from the Fixed Account will be subject to the Ex-cess Interest Adjustment.

  Systematic Withdrawals will not be available for 403(b) annuities under age 59 1/2.

  Qualified Policies are subject to complex rules with respect to restrictions on and taxation of distributions, including the applicability of penalty tax-es. A qualified tax adviser should be consulted before a Systematic Withdrawal Plan is requested. (See "Certain Federal Income Tax Consequences," page 36.)

  A ten percent federal tax penalty may be assessed on withdrawals made before reaching age 59 1/2 for Nonqualified Certificates; different penalties may ap-ply to Qualified Certificates.

  When using Systematic Withdrawals, no additional premium payments will be allowed.

ANNUITY PAYMENTS

  PFL will make Annuity Payments beginning on the Annuity Commencement Date, provided no Death Benefit has become payable and an available Annuity Payment Option and payment schedule has been selected by Written Request. The Annuity Payment Option and frequency of Annuity Payments may not be changed after An-nuity Payments begin. The dollar amount and frequency of the payments will de-pend on numerous factors such as the Annuity Purchase Value on the Annuity Commencement Date, the Annuity Payment Option elected, and age and possibly sex, of the Annuitant.

  ANNUITY COMMENCEMENT DATE. Unless the Annuity Commencement Date is changed, Annuity Payments under a Certificate will begin on the Annuity Commencement Date which is selected at the time the Certificate is applied for. The Annuity Commencement Date may be changed from time to time by Written Notice to PFL, provided that notice of each change is received by PFL at its Administrative and Service Office at least thirty (30) days prior to the then current Annuity Commencement Date. Except as otherwise permitted by PFL, a new Annuity Com-mencement Date must be a date which is: (1) after the Annuitant attains age 40 and (2) at least thirty (30) days after the date notice of the change is re-ceived by PFL. The Annuity Commencement Date may also be changed by the Beneficiary's election of the Annuity Option after the death of the Annuitant.

  ELECTION OF PAYMENT OPTION. During the lifetime of the Annuitant and prior to the Annuity Commencement Date, the Certificate Owner may choose an Annuity Payment Option or change the election, but Written Notice of any election or change of election must be received by PFL at its Administrative and Service Office at least thirty (30) days prior to the Annuity Commencement Date. If no election is made prior to the Annuity Commencement Date, Annuity Payments will be made (i) under Option 3, life income with level payments for 10 years cer-tain, using the existing Annuity Purchase Value of the Fixed Account, or (ii) under Option 3-V, life income with variable payments for 10 years certain, us-ing the existing Annuity Purchase Value of the Variable Account, or (iii) in a combination of (i) and (ii). If the Annuity Purchase Value, net of any appli-cable premium taxes, on the Annuity Commencement Date is less than $2,000, PFL reserves the right to pay it in one lump sum in lieu of applying it under an Annuity Payment Option.

  Prior to the Annuity Commencement Date, the Beneficiary may elect to receive the Death Benefit (if it becomes payable) in a lump sum or under one of the Annuity Payment Options, to the extent allowed by law and subject to the terms of any settlement agree-ment. (See "Death Benefit," p. 30.)

  Annuity Payments will be made on either a fixed basis or a variable basis as selected by the Certificate Owner (or the Beneficiary, after the Annuitant's death).

  Unless the Certificate Owner specifies otherwise, the payee shall be the An-nuitant, or, after the Annuitant's death, the Beneficiary. PFL may require written proof of the age of any person who elects Annuity Payment Option 3, 3-V, 5 or 5-V.

  PREMIUM TAX. PFL may be required by state law to pay premium tax on the amount applied to an Annuity Payment Option or upon withdrawal. If so, PFL will deduct the premium tax before applying or paying the proceeds.

  SUPPLEMENTARY CERTIFICATE. Once proceeds become payable and a choice has been made, PFL will issue a Supplementary Certificate in exchange for the Cer-tificate setting forth the terms of the option elected. The Supplementary Cer-tificate will name the payees and will describe the payment schedule.

ANNUITY PAYMENT OPTIONS

  The Certificate provides five Annuity Payment Options which are described below. Three of these are offered as either "Fixed Annuity Payment Options" or "Variable Annuity Payment Options," and two are only available as Fixed Pay-ment Options. The Certificate Owner may elect a Fixed Payment Option, a Vari-able Payment Option, or a combination of both. If the Participant or Policy Owner elects a combination, he must specify the portions of the Annuity Pur-chase Value (less any applicable premium taxes) to be applied to the Fixed and Variable Options. For Variable Options, the Participant or Policy Owner must specify the amount of the Annuity Purchase Value (less any applicable premium taxes) to be applied to each Subaccount.

  NOTE CAREFULLY: UNDER PAYMENT OPTIONS 3(1) AND 5 (INCLUDING 3(1)-V AND 5-V), IT WOULD BE POSSIBLE FOR ONLY ONE ANNUITY PAYMENT TO BE MADE IF THE ANNUITANT(S) WERE TO DIE BEFORE THE DUE DATE OF THE SECOND ANNUITY PAYMENT; ONLY TWO ANNUITY PAYMENTS IF THE ANNUITANT(S) WERE TO DIE BEFORE THE DUE DATE OF THE THIRD ANNUITY PAYMENT; AND SO FORTH.

  On the Annuity Commencement Date, the Certificate's Annuity Purchase Value for the Valuation Period which ends immediately preceding the Annuity Com-mencement Date, less any applicable premium taxes, will be applied to provide for Annuity Payments under the selected Annuity Payment Option.

  The effect of choosing a Fixed Annuity Payment Option is that the amount of each Annuity Payment will be set on the Annuity Commencement Date and will not change. If a Fixed Annuity Payment Option is selected, the Annuity Purchase Value, less any applicable premium taxes, will be transferred to the general account of PFL, and the Annuity Payments will be fixed in amount by the fixed annuity provisions selected and the age and sex (if consideration of sex is allowed) of the Annuitant. For further information, contact PFL at its Administrative and Service Office.

  FIXED ANNUITY PAYMENT OPTIONS. There are five Fixed Annuity Payment Options. Options 1, 2, and 4 are based on a guaranteed interest rate of 3%. Options 3 and 5 are based on a guaranteed interest rate of 3% using the "1983 Table a" mortality table with projection of improved mortality.

  OPTION 1 - INTEREST PAYMENTS. The Certificate proceeds may be left with PFL for any term agreed to. PFL will pay the interest in equal payments or it may be left to accumulate. Withdrawal rights will be agreed upon by the Certifi-cate Owner and PFL when the option is elected.

  OPTION 2 - INCOME FOR A SPECIFIED PERIOD. Level payments of the proceeds with interest are made for the fixed period elected, at which time the funds are exhausted.

  OPTION 3 - LIFE INCOME. An election may be made between:

  1. "No Period Certain" - Level payments will be made during the lifetime of the Annuitant.

  2. "10 Years Certain" - Level payments will be made for the longer of the Annuitant's lifetime or ten years.

  3. "Guaranteed Return of Certificate Proceeds" - Level payments will be made for the longer of the Annuitant's lifetime or the number of payments which, when added together, equals the proceeds applied to the income option.

  OPTION 4 - INCOME OF A SPECIFIED AMOUNT. Payments are made for any specified amount until the proceeds with interest are exhausted.

  OPTION 5 - JOINT AND SURVIVOR ANNUITY. Payments are made during the joint lifetime of the payee and a joint payee of the Certificate Owner's selection. Payments will be made as long as either person is living.

  Other options may be arranged by agreement with PFL. Certain options may not be available in some states.

  Current immediate annuity rates for the same class of annuities will be used if higher than the guaranteed rate (guaranteed rates are based upon the tables contained in the Certificate). Current rates may be obtained from PFL.

  VARIABLE ANNUITY PAYMENT OPTIONS. The dollar amount of the first Variable Annuity Payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the Certificate. The ta-bles are based on the "1983 Table a" mortality table with projection of im-proved mortality with a 5% effective annual assumed interest rate and assume a retirement date in the year 2000. The dollar amount of every subsequent Vari-able Annuity Payment will vary based on the investment performance of the Subaccounts of the Variable Account selected by the Annuitant or Beneficiary. If the actual investment performance exactly matched the assumed interest rate of 5% at all times, the amount of each Variable Annuity Payment would remain equal. If actual investment perfor-mance exceeds the 5% assumed interest rate, the amount of the payments would increase. Conversely, if actual investment performance is less than the 5% as-sumed interest rate, the amount of the payments would decrease.

  DETERMINATION OF THE FIRST VARIABLE PAYMENT. The amount of the first vari-able payment depends upon the sex (if consideration of sex is allowed) and ad-justed age of the Annuitant (the use of adjusted age results in lower payments than use of actual age). The adjusted age is the Annuitant's actual age near-est birthday, at the Annuity Commencement Date, adjusted as follows:

Annuity Commencement Date      Adjusted Age
   --------------------------------------------
            Before 2001    Actual Age
            2001-2010      Actual Age minus 1
            2011-2020      Actual Age minus 2
            2021-2030      Actual Age minus 3
            2031-2040      Actual Age minus 4
            After 2040     As Determined by PFL
   --------------------------------------------

  This adjustment assumes an increase in life expectancy, and therefore re-sults in lower payments than without such an adjustment.

  The following Variable Payment Options generally are available:

  OPTION 3-V - LIFE INCOME. An election may be made between:

  1. "No Period Certain" - Payments will be made during the lifetime of the Annuitant.

  2. "10 Years Certain" - Payments will be made for the longer of the Annuitant's lifetime or ten years.

  OPTION 4-V - INCOME OF A SPECIFIED AMOUNT. Payments are made for any speci-fied amount until the proceeds with accumulated gains or losses are exhausted. At any time this option is in effect, the Annuitant can withdraw the remaining value. The mortality and expense risk charge is applicable to this option (and all other variable options) although PFL incurs no mortality risk under this option once annuity payments begin. Payments under this option are considered withdrawals for Federal Income Tax purposes.

  OPTION 5-V - JOINT AND SURVIVOR ANNUITY. Payments are made as long as either the Annuitant or the joint Annuitant is living.

  DETERMINATION OF SUBSEQUENT VARIABLE PAYMENTS. All Variable Annuity Payments other than the first are calculated using "Annuity Units" which are credited to the Certificate. The number of Annuity Units to be credited in respect of a particular Subaccount is determined by dividing that portion of the first Variable Annuity Payment attributable to that Subaccount by the Annuity Unit Value of that Subaccount for the Annuity Commencement Date. The number of

Annuity Units of each particular Subaccount credited to the Certificate then remains fixed. The dollar value of Annuity Units in the chosen Subaccount will increase or decrease reflecting the investment experience of the chosen Subaccount. The dollar amount of each Variable Annuity Payment after the first may increase, decrease or remain constant, and is equal to the sum of the amounts determined by multiplying the number of Annuity Units of each particu-lar Subaccount credited to the Certificate by the Annuity Unit Value for the particular Subaccount on the date the payment is made.

  TRANSFERS. The value of the Annuity Units may be transferred from one Subaccount to another within the Variable Account or to the Fixed Account. The minimum amount which may be transferred is the lesser of $10 of monthly income or the entire monthly income of the variable Annuity Units in the Subaccount from which the transfer is being made. The remaining Annuity Units in the Subaccount must provide at least $10 of monthly income. If, after a transfer, the monthly income of the remaining Annuity Units in a Subaccount would be less than $10, PFL reserves the right to include those Annuity Units as part of the transfer. PFL reserves the right to limit transfers between Subaccounts to once per Certificate Year. After the Annuity Commencement Date no transfers may be made from the Fixed Account.

  A portion or the entire amount of the Annuity Payments may be taxable as or-dinary income. If, at the time the Annuity Payments begin, a written election has not been made, PFL will deduct withholding for such taxes from the taxable portion of such Annuity Payments and remit that amount to the federal govern-ment. (See "Certain Federal Income Tax Consequences," p. 36.)

  ADJUSTMENT OF ANNUITY PAYMENTS. Payments will be made at 1, 3, 6, or 12 month intervals. If the individual payments provided for would be or become less than $30, PFL may change, at its discretion, the frequency of payments to such intervals as will result in payments of at least $30. If the Annuity Pur-chase Value, net of any applicable premium taxes, on the Annuity Commencement Date is less than $2,000, PFL may pay such value in one sum in lieu of the payments otherwise provided for.

DEATH BENEFIT

  Federal tax law requires that if any Certificate Owner (of a Nonqualified Certificate) is a natural person and dies before the Annuity Commencement Date, then the entire value of the Certificate must generally be distributed within five years of the date of death of the Certificate Owner. If the Cer-tificate Owner is not a natural person, the death of the primary Annuitant triggers the same distribution requirement. For purposes of this distribution requirement, under certain bank agency or trust arrangements, the Participant may be treated as the Certificate Owner. Special rules may apply to a surviv-ing spouse. Other rules apply to Qualified Certificates. See "Certain Federal Tax Consequences," below, for more information.

  DEATH OF ANNUITANT PRIOR TO ANNUITY COMMENCEMENT DATE. A Death Benefit is payable if the Annuitant dies before the Annuity Commencement Date, and either
(a) the Annuitant is the Certificate Owner, or (b) the Certificate Owner is not a natural person. In those circumstances, upon receipt of proof of the Annuitant's death, the Death Benefit is calculated and is payable to the Beneficiary when PFL receives an election of the method of settlement and return of the Certificate. The Death Benefit will be the greater of (a) the Annuity Purchase Value on the date proof of death and election of the method of settlement are received; or (b) the total premiums paid less any partial withdrawals plus interest at an annual rate of 5.0%. The Death Benefit may be paid as either a lump sum cash benefit or as an Annuity Payment Option.

  Note that the Death Benefit is payable on the death of the Annuitant under the circumstances described above, and not on the death of the Certificate Owner, if different. The Certificate Owner, if a natural person, will become the Annuitant if the Annuitant who is not the Certificate Owner dies before the Annuity Commencement Date.

  Due Proof of Death of the Annuitant is proof that the Annuitant died prior to the commencement of Annuity Payments. Upon receipt of this proof and an election of a method of settlement and return of the Certificate, the Death Benefit generally will be paid within seven days, or as soon thereafter as PFL has sufficient information about the Beneficiary to make the payment. The Ben-eficiary may receive the amount payable in a lump sum cash benefit, or, sub-ject to any limitation under any state or federal law, rule, or regulation, under one of the Annuity Payment Options described above, unless a settlement agreement is effective at the death of the Annuitant preventing such election.

  If the Beneficiary was not the Annuitant's spouse, the Death Benefit must
(1) be distributed within five years of the Annuitant's death, or (2) payments under a Payment Option must begin within one year of the Annuitant's death and must be made for the Beneficiary's lifetime or for a period certain (so long as any certain period does not exceed the Beneficiary's life expectancy). Death proceeds which are not paid to or for the benefit of a natural person must be distributed within five years of the date of death. A Beneficiary who is the Certificate Owner's surviving spouse may elect to continue the Certifi-cate as the new Annuitant and Participant or Policy Owner instead of receiving the Death Benefit.

  DEATH OF ANNUITANT ON OR AFTER ANNUITY COMMENCEMENT DATE. The Death Benefit, if any, payable if the Annuitant dies on or after the Annuity Commencement Date depends on the Annuity Payment Option selected. Upon the Annuitant's death, the remaining portion of the Annuitant's interest in the Certificate will be distributed at least as rapidly as under the method of distribution being used as of the date of the Annuitant's death.

  BENEFICIARY. The Beneficiary designation in the application will remain in effect until changed. The Certificate Owner may change the designated Benefi-ciary by sending Written Notice to PFL. The Beneficiary's consent to such change is not required unless the Beneficiary was irrevocably designated or consent is required by law. (If an irrevocable Beneficiary dies, the Certifi-cate Owner may then designate a new Beneficiary.) The change will take effect as of the date the Certificate Owner signs the Written Notice, whether or not the Certificate Owner (if a natural person) is living when the Notice is re-ceived by PFL. PFL will not be liable for any payment made before the Written Notice is received. If more than one Beneficiary is designated, and their in-terests have not been specified, they will share equally.

  DEATH OF NATURAL PERSON CERTIFICATE OWNER. If the Certificate Owner is a natural person and is not the Annuitant and that Certificate Owner dies before the Annuity Commencement Date, the successor owner (or the Certificate Owner's estate, if there is no successor owner) will become the new Certificate Owner. If ownership of the Certificate is transferred (except to the Certificate Own-er's spouse) because the Certificate Owner dies before the Annuitant, the Cash Value generally must be distributed within five years of the Certificate Own-er's death, or payments must be made for a period certain or for the successor owner's lifetime so long as any period certain does not exceed that successor owner's life expectancy, if the first payment begins within one year of the Certificate Owner's death.

RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

  Section 36.105 of the Texas Educational Code permits participants in the Texas Optional Retirement Program (ORP) to withdraw their interest in a vari-able annuity policy issued under the ORP only upon: (1) termination of employ-ment in the Texas public instructions of higher education; (2) retirement; or
(3) death. Accordingly, a Participant or Policy Owner in the ORP (or the Par-ticipant's or Policy Owner's estate if the Participant or Policy Owner has died) will be required to obtain a certificate of termination from the em-ployer or a certificate of death before a Certificate can be redeemed.

RESTRICTIONS UNDER SECTION 403(B) PLAN

  Section 403(b) of the Internal Revenue Code provides for tax deferred re-tirement savings plans for employees of certain non-profit and educational or-ganizations. In accordance with the requirements of Section 403(b), any Cer-tificate used for a 403(b) plan will prohibit distributions of elective con-tributions and earnings on elective contributions except upon death of the em-ployee, attainment of age 59 1/2, separation from service, disability, or fi-nancial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

RESTRICTIONS UNDER OTHER QUALIFIED CERTIFICATES

  Other restrictions on surrenders or with respect to the election, commence-ment or distribution of benefits may apply under Qualified Certificates or un-der the terms of the plans in respect of which the Certificates are issued.

                            CHARGES AND DEDUCTIONS

  No deductions are made from premium payments, so that the full amount of each premium payment is invested in the Variable Account. PFL will make cer-tain charges and deductions in connection with the Certificate in order to compensate it for bearing mortality and expense risks under the Certificate and for administering the Variable Account and the Certificates. Charges may also be made for premium taxes, federal, state or local taxes, any economic burden resulting from such taxes or for certain transfers or other transac-tions. Charges and expenses are also deducted from the Portfolios.

MORTALITY AND EXPENSE RISK CHARGE

  PFL imposes a daily charge as compensation for bearing certain mortality and expense risks in connection with the Certificates. This charge is equal to an effective annual rate of 1.00% of the value of net assets in the Variable Ac-count. The Mortality and Expense Risk Charge is reflected in the Accumulation Unit or Annuity Unit values for the Certificate for each Subaccount. The rate of this charge is guaranteed not to increase.

  Annuity Purchase Value and annuity payments are neither affected by changes in actual mortality experience nor by actual expenses incurred by PFL. The mortality risks assumed by PFL arise from its contractual obligations to make annuity payments (determined in accordance with the annuity tables and other provisions contained in the Certificate). Thus, Participants and Policy Owners (i.e., the Annuitants) are assured that neither an Annuitant's own longevity nor an unanticipated improvement in general life expectancy will adversely af-fect the monthly Annuity Payments that the Annuitant will receive under the Certificate.

  PFL also bears substantial risk in connection with its Death Benefit guaran-tee since PFL will pay a Death Benefit equal to the premium payments, less withdrawals, plus interest at 5% per year, if that amount is higher than the Annuity Purchase Value. The Death Benefit is paid without imposition of the Excess Interest Adjustment.

  The expense risk assumed by PFL is the risk that PFL's actual expenses in administering the Certificate and the Variable Account will exceed the amount recovered through the Administrative Charge.

  If the Mortality and Expense Risk Charge is insufficient to cover PFL's ac-tual costs, PFL will bear the loss; conversely, if the charge is more than sufficient to cover costs, the excess will be profit to PFL. PFL expects a profit from this charge. PFL's expenses for distributing the Certificates will be borne by the general assets of PFL which may include amounts, if any, de-rived from the Mortality and Expense Risk Charge.

ADMINISTRATIVE CHARGE

  In order to cover the costs of administering the Certificates and the Vari-able Account, PFL deducts an Administrative Charge from the Annuity Purchase Value of each Certificate.

  The annual Administrative Charge is deducted from the Annuity Purchase Value of each Certificate on each anniversary of the issuance of the Certificate prior to the Annuity Commencement Date to cover the cost of administering the Certificate during the prior year. On or after the Annuity Commencement Date, the charge is not deducted. This annual Administrative Charge is $30, and it will not be increased. It will never exceed 2% of the Annuity Purchase Value. The Administrative Charge will be deducted from each Subaccount in the Vari-able Account, in the same proportion that the Certificate Owner's interest in each Subaccount before such charge bears to the Annuity Purchase Value in the Variable Account. The Administrative Charge is not deducted from the Annuity Purchase Value in the Fixed Account.

PREMIUM TAXES

  PFL currently makes no deduction from the premium payments for any state premium taxes PFL pays in connection with premium payments under the Certifi-cates. However, PFL will deduct the aggregate premium taxes paid on behalf of a particular Certificate from the Annuity Purchase Value on (i) the Annuity Commencement Date, (ii) the total withdrawal of a Certificate, or (iii) pay-ment of the Death Benefit.

FEDERAL, STATE AND LOCAL TAXES

  No charges are currently made for federal, state or local taxes or the eco-nomic burden resulting from the application of the tax laws other than premium taxes. However, PFL reserves the right to deduct charges in the future from the Subaccounts and Guaranteed Periods for any taxes or other economic burden resulting from the application of any tax laws that PFL determines to be at-tributable to the Certificates.

TRANSFER CHARGE

  There is no charge for the first 12 transfers among Subaccounts or to and from the Fixed Account Guaranteed Periods in each Certificate Year. PFL re-serves the right to impose a $25 charge for the thirteenth and each subsequent transfer request during a single Certificate Year. For the purpose of deter-mining whether a transfer charge is payable, initial premium payment alloca-tions are not considered transfers. All transfer requests made simultaneously will be treated as a single request. No transfer charge will be imposed for any transfer which is not at the Certificate Owner's request.

OTHER EXPENSES

  Each of the Portfolios is responsible for all of its expenses. In addition, charges will be made against each of the Portfolios for investment advisory services provided to the Portfolio. The net assets of each Portfolio will re-flect deductions in connection with the investment advisory fee and other ex-penses.

  For more information concerning the investment advisory fee and other charges against the Portfolios, see the prospectus for the Trust, a current copy of which accompanies this Prospectus.

  With respect to Certificates sold in bank trust or agency arrangements, the bank typically charges trust, management, or other fees that may vary from bank to bank and that may also vary depending on the type of arrangement, the amounts involved, and/or other factors.

                          HISTORICAL PERFORMANCE DATA

STANDARDIZED PERFORMANCE DATA

  From time to time, PFL may advertise historical yields and total returns for the Subaccounts of the Variable Account. These figures will be calculated ac-cording to standardized methods prescribed by the SEC. They will be based on historical earnings and are not intended to indicate future performance.

  The yield of a Subaccount of the Variable Account for a Certificate refers to the annualized income generated by an investment under a Certificate in the Subaccount over a specified thirty-day period. The yield is calculated by as-suming that the income generated by the investment during that thirty-day pe-riod is generated each thirty-day period over a 12-month period and is shown as a percentage of the investment.

  The total return of a Subaccount of the Variable Account refers to return quotations assuming an investment under a Certificate has been held in the Subaccount for various periods of time including, but not limited to, a period measured from the date the Subaccount commenced operations. When a Subaccount has been in operation for one, five, and ten years, respectively, the total return for these periods will be provided. The total return quotations for a Subaccount will represent the average annual compounded rates of return that equate an initial investment of $1,000 in the Subaccount to the redemption value of that investment as of the first day of each of the periods for which total return quotations are provided.

  The yield and total return calculations for a Subaccount do not reflect the effect of any premium taxes that may be applicable to a particular Certifi-cate. To the extent that a premium tax is applicable to a particular Certifi-cate, the yield and/or total return of that Certificate will be reduced. For additional information regarding yields and total returns calculated using the standard formats briefly summarized above, please refer to the Statement of Additional Information, a free copy of which may be obtained from the PFL Ad-ministrative and Service Office.

NON-STANDARDIZED PERFORMANCE DATA

  PFL may from time to time also advertise or disclose average annual total return or other performance data in non-standard formats for a Subaccount of the Variable Account. The non-standard performance data may make certain as-sumptions.

  All non-standard performance data will be advertised only if the standard performance data is also disclosed. For additional information regarding the calculation of other performance data, please refer to the Statement of Addi-tional Information, a copy of which may be obtained from the PFL Administra-tive and Service Office.

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

  The following summary does not constitute tax advice. It is a general dis-cussion of certain of the expected federal income tax consequences of invest-ment in and distributions with respect to a Certificate, based on the Internal Revenue Code of 1986, as amended (the "Code"), proposed and final Treasury Regulations thereunder, judicial authority, and current administrative rulings and practice. This summary discusses only certain federal income tax conse-quences to "United States Persons," and does not discuss state, local, or for-eign tax consequences. United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships and trusts or estates that are subject to United States federal income tax regardless of the source of their income.

  A Qualified Certificate may be purchased by retirement plans intended to qualify for special tax treatment under Code sections 401, 403, 408 and 457, although bank trust or agency arrangements may not be suitable for certain types of Qualified Certificates. A Non-Qualified Certificate may be purchased for deferred compensation plans and other purposes which do not qualify for such special federal income tax treatment. The ultimate effect of federal in-come taxes on the value of a Certificate, on income Payments, and on the eco-nomic benefit of the Certificate to the Participant, or the Certificate Owner, the Annuitant, or the Beneficiary depends upon several factors. These factors include: (1) the type of retirement plan, if any; (2) the tax status and em-ployment status of the individual concerned; and (3) PFL's tax status.

  In addition, certain requirements must be satisfied if a Qualified Certifi-cate is purchased with proceeds from a tax-qualified retirement plan in order to continue receiving favorable tax treatment. Therefore, competent legal counsel and tax advisers should be consulted regarding the suitability of the Certificates, the applicable requirements and the tax treatment of the rights and benefits of the Certificate. This summary assumes that Qualified Certifi-cates are purchased with proceeds from retirement plans that qualify for the intended special federal income tax treatment.

  THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. EACH POTENTIAL PURCHASER IS URGED TO CONSULT HIS/HER OWN TAX ADVISER AS TO THE CON-SEQUENCES OF INVESTMENT IN A CERTIFICATE UNDER FEDERAL AND APPLICABLE STATE, LOCAL AND FOREIGN TAX LAWS.

TAX STATUS OF THE CERTIFICATE

  DIVERSIFICATION REQUIREMENTS. Section 817(h) of the Code provides that, in order for a variable contract which is based on a segregated asset account to qualify as an annuity contract under the Code, the investments made by such account must be "adequately diversified" in accordance with Treasury regula-tions. The Treasury regulations issued under Section 817(h) (Treas. Reg. 1.817-5) apply a diversification requirement to each of the Subaccounts of the Variable Account. The Variable Account, through the Trust and its Portfolios, intends to comply with the diversification requirements of the Treasury. PFL has entered into agreements regarding participation in the Trust that requires the Portfolios to be operated in compliance with the Treasury regulations.

  CERTIFICATE OWNER CONTROL. In certain circumstances, owners of variable an-nuity contracts may be considered the owners, for Federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable annuity contractowner's gross income. The IRS has stated in published rulings that a variable contractowner will be consid-ered the owner of separate account assets if the contractowner possesses inci-dents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in con-nection with the issuance of regulations concerning investment diversifica-tion, that those regulations "do not provide guidance concerning the circum-stances in which investor control of the investments of a segregated asset ac-count may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

  The ownership rights under the Certificate are similar to, but different in certain respects from, those described by the Service in rulings in which it was determined that contractowners were not owners of separate account assets. For example, the Certificate Owner has the choice of one or more Subaccounts in which to allocate premiums and Certificate values, and may be able to transfer among Subaccounts more frequently than in such rulings, or if a Subaccount is too narrow in its investment strategy (e.g., a fund that invests only in gold or stock of gold mining companies), or if Certificate Owners have too many subaccount options to select. These differences could result in the Certificate Owner being treated as the owner of the assets of the Variable Ac-count. In addition, PFL does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. PFL therefore reserves the right to modify the Certificate as necessary to attempt to prevent the Certificate Owner from being considered the owner of a pro rata share of assets of Variable Account.

  NON-NATURAL PERSONS. Pursuant to Section 72(u) of the Code, an annuity con-tract held by a taxpayer other than a natural person generally will not be treated as an annuity contract under the Code; accordingly, a Certificate Owner who is not a natural person will recognize as ordinary income for a tax-able year the excess of (i) the sum of the net surrender value as of the close of the taxable year and all previous distributions under the Certificate over
(ii) the sum of the premium payments paid for the taxable year and any prior taxable year and the amounts includable in gross income for any prior taxable year with respect to the Certificate. Notwithstanding the preceding sentence,
Section 72(u) of the Code does not apply to, among other things, (i) a Certif-icate the nominal owner of which is not a natural person but the beneficial owner of which is a natural person (including a situation where the Certifi-cate is held by a trust or other entity as an agent for a natural person),
(ii) a single-payment annuity the Annuity Commencement Date for which is no later than one year from the date of the single premium payment, or (iii) a qualified funding asset. Accordingly, a Certificate owned by a grantor trust (as defined in Sections 671 through 678 of the Code) in which the grantor is a natural person, should be treated as an annuity contract under the Code. Under certain circumstances, a trust may be a grantor trust where the grantor of the trust retains any one or more of a number of powers over the trust property, including but not limited to the power to revoke the trust and revest the trust property in the grantor, the power to control beneficial enjoyment of the trust property, or the right to receive trust income. If a Certificate may be held by a non-natural person (including bank trust or agency arrangements), advice on the possible application of Section 72(u) should be sought from a competent tax advisor.

  DISTRIBUTION REQUIREMENTS. The Code also requires that Nonqualified Certifi-cates contain specific provisions for distribution of Certificate proceeds upon the death of certain individuals. If the Certificate Owner is a natural person, then the death of the Certificate Owner triggers the distribution re-quirement. If the Certificate Owner is not a natural person, then the death of the primary Annuitant triggers the distribution requirement. For this purpose, it is unclear whether, in certain circumstances, the Participant may be treated as the Certificate Owner. In order to be treated as an annuity contract for federal income tax purposes, the Code re-quires that Certificates provide that if the death occurs on or after the An-nuity Commencement Date and before the entire interest in the Certificate has been distributed, the remaining portion must be distributed at least as rap-idly as under the method in effect on the date of death. If the death occurs before the Annuity Commencement Date, the entire interest in the Certificate must generally be distributed within 5 years after the date of death or be used to purchase an immediate annuity under which payments will begin within one year of the date of death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. If the designated Beneficiary is the spouse of the deceased, and the death oc-curs before the Annuity Commencement Date, the Certificate may be continued with the surviving spouse as the new owner. The Certificate contains provi-sions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the Certificates sat-isfy all such Code requirements. The provisions contained in the Certificates will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise. Other, similar rules apply to Qualified Certificates.

TAXATION OF ANNUITIES

  The discussion below applies only to those Certificates owned or deemed to be owned by natural persons and that qualify as annuity contracts for federal income tax purposes.

  IN GENERAL. Except as described above with respect to Certificate Owners who are not natural persons, an owner of a Certificate satisfying the diversifica-tion and distribution requirements described above should not be taxed on in-creases in the Annuity Purchase Value until distribution occurs either in the form of amounts received in partial or full withdrawal or as Annuity Payments under the Annuity Payment Option selected or as a Death Benefit payment. The taxable portion of any such distribution generally will be taxed as ordinary income. For this purpose, the assignment, pledge or agreement to assign or pledge any portion of the Annuity Purchase Value (including assignment of Cer-tificate Owner's right to receive Annuity Payments prior to the Annuity Com-mencement Date) generally will be treated as a distribution in the amount of such portion of the Annuity Purchase Value. Additionally, if the Certificate Owner designates a new owner prior to the Annuity Commencement Date without receiving full and adequate consideration, the old owner generally will be treated as receiving a distribution under the Certificate in an amount equal to the excess (if any) of the Annuity Purchase Value at the time of such des-ignation over the "Investment in the Certificate" at such time. "Investment in the Certificate" means (i) the aggregate amount of any premium payments by or on behalf of the recipient or deemed recipient which was not excluded from the gross income of the recipient or deemed recipient minus (ii) the aggregate amount received under the Certificate which was excluded from the gross income of the recipient or deemed recipient. Any such deemed distributions occurring before the Annuity Commencement Date generally will be taxable only up to an amount equal to the excess (if any) of the Annuity Purchase Value immediately before the distribution is deemed to occur over the Investment in the Certifi-cate at such time.

  A transfer of ownership of a Certificate, or designation of a Beneficiary or payee who is not also the owner, may result in certain tax consequences to the owner that are not discussed herein. Any person contemplating making, any such transfer or assignment of rights under a Certificate should contact a compe-tent tax adviser with respect to the potential tax effects of such a transac-tion.

  WITHDRAWALS. In the case of a partial Withdrawal under a Qualified Certifi-cate, under section 72(e) of the Code a ratable portion of the amount received is taxable, generally based on the ratio of the "Investment in the Certifi-cate" to the individual's total accrued benefit under the retirement plan. The "Investment in the Certificate" generally equals the amount of any premium payments paid by or on behalf of any individual. For a Certificate issued in connection with qualified plans, the "Investment in the Certificate" can be zero. Special tax rules may be available for certain distributions from a Qualified Certificate.

  With respect to Nonqualified Certificates, partial withdrawals (including Systematic Withdrawals) are generally treated as taxable income to the extent that the Annuity Purchase Value immediately before the Withdrawal exceeds the "Investment in the Certificate" at that time. The Annuity Purchase Value imme-diately before a partial Withdrawal may have to be increased by any positive Excess Interest Adjustment which results from such a Withdrawal. There is, however, no definitive guidance on the proper tax treatment of Excess Interest Adjustments, and the Certificate Owner should contact a competent tax advisor with respect to the potential tax consequence of an Excess Interest Adjust-ment. Full Withdrawals are treated as taxable income to the extent that the amount received exceeds the "Investment in the Certificate."

  ANNUITY PAYMENTS. Although the tax consequences may vary depending on the Annuity Payment Option elected under the Certificate, in general, only the portion of the Annuity Payment that represents the amount by which the Cash Value exceeds the "Investment in the Certificate" will be taxed; after the "Investment in the Certificate" is recovered, the full amount of any addi-tional Annuity Payments is taxable. For Variable Annuity Payments, the taxable portion is generally determined by an equation that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is deter-mined by dividing the "Investment in the Certificate" by the total number of expected periodic payments. However, the entire distribution will be taxable once the recipient has recovered the dollar amount of his or her "Investment in the Certificate." For Fixed Annuity Payments, in general there is no tax on the portion of each payment which represents the same ratio that the "Invest-ment in the Certificate" bears to the total expected value of the Annuity Pay-ments for the term of the payments; however, the remainder of each Annuity Payment is taxable. Once the "Investment in the Certificate" has been fully recovered, the full amount of any additional Annuity Payments is taxable. If Annuity Payments cease as a result of an Annuitant's death before full recov-ery of the "Investment in the Certificate," consult a competent tax advisor regarding deductibility of the unrecovered amount.

  PENALTY TAXES. In the case of a withdrawal (including Systematic Withdraw-als) or a deemed distribution (resulting from a pledge, assignment or an agreement to pledge or assign) or an Annuity Payment, there may be imposed on the recipient a federal penalty tax equal to 10% of the amount of the distri-bution (or deemed distribution) that is includable in gross income. The pen-alty tax on Nonqualified Certificates generally will not apply to any distri-bution: (i) made on or after the date on which the taxpayer attains age 59 1/2; (ii) made as a re-sult of the death of the holder (generally the Participant or Policy Owner);
(iii) attributable to the disability of the taxpayer; or (iv) which is part of a series of substantially equal periodic payments made (not less frequently than annually) for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his/her beneficiary. Other tax penalties may apply to Qualified Certificates.

  DEATH BENEFIT. Amounts may be distributed from a Certificate because of the death of an Annuitant or Certificate Owner. Generally, such amounts are includable in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full withdrawal, as described above, or (ii) if distributed under an annuity option, they are taxed in the same manner as annuity payments, as described above. For these purposes, the "Investment in the Certificate" is not affected by the Certificate Owner's or Annuitant's death. That is, the "Investment in the Certificate" remains the amount of any purchase payments paid which were not excluded from gross in-come.

  WITHHOLDING. The portion of any distribution under a Certificate that is includable in gross income will be subject to federal income tax withholding, although generally the recipient of such distribution can elect not to have federal income tax withheld. Election forms will be provided at the time dis-tributions are requested or made. Certain distributions from Qualified Certif-icates are subject to mandatory federal income tax withholding.

  SERIAL CONTRACTS. All non-qualified deferred annuity contracts issued by the same company (or an affiliated company) in respect of the same policyholder during any calendar year shall be treated as one annuity contract, and "aggre-gated" for purposes of determining the amount includable in gross income. It is unclear whether all Certificates issued through the same bank trust depart-ment, or held in the same bank trust or agency account, or held in the same nominal name by a bank or its trust department, will be treated as having the same policyholder, and therefore "aggregated" for this purpose.

  QUALIFIED CERTIFICATES. Qualified Certificates are designed for use with several types of retirement plans. The tax rules applicable to participants and beneficiaries in retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; dis-tributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; aggregate distributions in excess of a specified annual amount, and in other specified circumstances.

  This prospectus makes no attempt to provide more than general information about use of the Certificates with the various types of retirement plans. Cer-tificate Owners and participants under retirement plans as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under Qualified Certificates may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Certificate issued in connection with such a plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into our administration procedures for Qualified Certificates. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Quali-fied Certificates comply with applicable law. Purchasers of Certificates for use with any retirement plan should consult their legal counsel and tax ad-viser regarding the suitability of the Certificate.

  In particular, a competent tax adviser should be consulted before a Certifi-cate held through a bank trust or agency arrangement is purchased in connec-tion with a Section 403(a), 403(b), or 408(b) arrangement. It is unclear whether such an arrangement satisfies the tax qualification requirements and thus is suitable for these types of plans. Individual annuity policies, where available, may be purchased directly (not through bank trust or agency ar-rangements) for these plans.

  CODE SECTION 403(B) PLANS. Under Code section 403(b), payments made by pub-lic school systems and certain tax exempt organizations to purchase annuity contracts for their employees are excludable from the gross income of the em-ployee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes.

  Code section 403(b)(11) restricts the distribution under Code section 403(b) annuity contracts of: (1) elective contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distribution of those amounts may only occur upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

  INDIVIDUAL RETIREMENT ACCOUNTS. Section 408(a) of the Code permits individu-als to establish individual retirement accounts with banks or other qualified IRA sponsors. Certificates may be purchased by the IRA trustee or custodian to fund these IRA's.

  INDIVIDUAL RETIREMENT ANNUITIES. In order to qualify as an individual re-tirement annuity under Section 408(b) of the Code, a Certificate must contain certain provisions: (i) the Participant or Policy Owner must be the Annuitant;
(ii) the Certificate may not be transferable by the Participant or Policy Own-er, e.g., the Participant or Policy Owner may not designate a new Participant or Policy Owner, a successor Participant or Policy Owner, or assign the Cer-tificate as collateral security; (iii) the total premium payments for any cal-endar year may not exceed $2,000, unless the portion of such premium payments in excess of $2,000 qualifies as a rollover amount which meets the definition of 408(d)(3) of the Code; (iv) annuity payments or withdrawals must begin no later than April 1 of the calendar year following the calendar year in which the Annuitant attains age 70 1/2; (v) an Annuity Payment Option with a Period Certain that will guarantee Annuity Payments beyond the life expectancy of the Annuitant and the Beneficiary may not be selected; and (vi) certain payments of Death Benefits must be made in the event of the Annuitant dies prior to the distribution of the Annuity Purchase Value. Certificates intended to qualify as individual retirement annuities under Section 408(b) of the Code contain such provisions.

  CORPORATE PENSION AND PROFIT SHARING PLANS AND H.R. 10 PLANS. Code section 401(a) permits employers to establish various types of retirement plans and trusts for employees, and permits self-employed individuals to establish re-tirement plans and trusts for themselves and their employees. These retirement plans and trusts may permit the purchase of the Certificate by the plan trustee to accumulate retirement savings under the plans. Section 403(a) per-mits the establishment of similar plans funded with annuity contracts. Adverse tax consequences to the plan, to the plan participant or to both may result if the Certificate is assigned or transferred to any individual as a means to provide benefit payments. Thus, before purchasing such a Certificate, a compe-tent tax adviser should be consulted.

  DEFERRED COMPENSATION PLANS. Section 457 of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state govern-ments, local governments, political sub-divisions, agencies, instrumentalities and certain affiliates of such entities and tax exempt organizations which en-joy special treatment. The Certificates can be used with such plans. Under such plans a participant may specify the form of investment in which his or her participation will be made. All such investments, however, are owned by, and are subject to, the claims of the general creditors of the sponsoring em-ployer. Depending on the terms of the particular plan, the employer may be en-titled to draw on deferred amounts for purposes unrelated to its section 457 plan obligations. In general, all amounts received under a section 457 plan are taxable and are subject to federal income tax withholding as wages.

  POSSIBLE CHANGES IN TAXATION. In past years, legislation has been proposed in the U.S. Congress that would have adversely modified the federal taxation of certain annuities. For example, one such proposal would have changed the tax treatment of non-qualified annuities that did not have "substantial life contingencies" by taxing income as it is credited to the annuity. Although as of the date of this Prospectus, Congress is not actively considering any leg-islation regarding the taxation of annuities, there is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, judicial decisions, etc.). More-over, it is also possible that any change could be retroactive (that is, ef-fective prior to the date of the change).

                        DISTRIBUTOR OF THE CERTIFICATES

  Wright Investors' Service Distributors, Inc., an affiliate of the Adviser, is the principal underwriter of the Certificates. PFL pays Wright Investor's Service Distributors, Inc. a service fee of .50% of the Annuity Purchase Value per year. Wright Investors' Service Distributors, Inc. may enter into one or more contracts with various broker-dealers for the distribution of the Certif-icates.

                                 VOTING RIGHTS

  To the extent required by law, PFL will vote Portfolio shares held by the Variable Account at regular and special shareholder meetings of the Portfolios in accordance with instructions received from persons having voting interests in the Portfolios. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should be amended or if the present interpretation thereof should change, and as a result PFL determines that it is permitted to vote the Port-folio's shares in its own right, it may elect to do so.

  Before the Annuity Commencement Date, the Certificate Owner holds the voting interest in the selected Portfolios. The number of votes that the Certificate Owner has the right to instruct will be calculated separately for each Subaccount. The number of votes that the Certificate Owner has the right to instruct for a particular Subaccount will be determined by dividing the Cer-tificate Owner's Annuity Purchase Value in the Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount in-vests. Fractional shares will be counted.

  After the Annuity Commencement Date, the person receiving Annuity Payments has the voting interest, and the number of votes decreases as Annuity Payments are made and as the reserves for the Certificate decrease. The person's number of votes will be determined by dividing the reserve for the Certificate allo-cated to the applicable Subaccount by the net asset value per share of the corresponding Portfolio of the Trust. Fractional shares will be counted.

  The number of votes that the Certificate Owner, or person receiving income payments has the right to instruct will be determined as of the date estab-lished by the Trust for determining shareholders eligible to vote at the meet-ing of the Trust. PFL will solicit voting instructions by sending, to the Cer-tificate Owner, or to other persons entitled to vote written requests for in-structions prior to that meeting in accordance with procedures established by the Trust. Portfolio shares as to which no timely instructions are received and shares held by PFL in which the Certificate Owner, or other persons enti-tled to vote have no beneficial interest will be voted in proportion to the voting instructions that are received with respect to all Certificates partic-ipating in the same Subaccount.

                               LEGAL PROCEEDINGS

  There are no legal proceedings to which the Variable Account is a party or to which the assets of the Account are subject. PFL is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Variable Account.

                                  APPENDIX A

                     ------------------------------------

          Example of Excess Interest Adjustment ("EIA") Calculations

  The Excess Interest Adjustment ("EIA") is determined by application of the following formula:

                           EIA = S x (G-C) x (M/12)

Where:

  S is the gross (i.e. before premium taxes, if any) amount being withdrawn or transferred from the Guaranteed Period,

  G is the guaranteed interest rate for the Guaranteed Period;

  C is the current guaranteed interest rate then being offered for the next longer option period than "M". If such an option is no longer offered, "C" will be the U.S. Treasury rate for the next longer maturity (in whole years) than "M" as of the 25th day of the previous calendar month, plus 2%;

  M is the number of months remaining in the Guaranteed Period, rounded up to the next higher number of months.

  The Excess Interest Adjustment will not reduce a Guaranteed Period Amount's value below the premiums paid or amount transferred into the Guaranteed Peri-od, less any withdrawals and transfers from that Guaranteed Period, plus in-terest at the 3% guaranteed effective annual rate.

EXAMPLES OF EXCESS INTEREST ADJUSTMENT

  Assume $10,000 is paid into a 3 year Guaranteed Period which guarantees a 5% interest rate. This produces a gross (i.e. before premium taxes, if any) Annu-ity Purchase Value of $10,542.78 after 1 year and 1 month and $11,115.02 after 2 years and 2 months.

  EXAMPLE 1: Complete withdrawal after 1 year and 1 month, assuming the cur-rent interest rate on the 3 year option at that time is 3.5%.

              EIA = $10,542.78 x (.05 - .035) x (23/12) = $303.10

  EXAMPLE 2: Complete withdrawal after 1 year and 1 month, assuming the cur-rent interest rate on the 3 year option at that time is 6.5%.

             EIA = $10,542.78 x (.05 - .065) x (23/12) = -$303.10

                      STATEMENT OF ADDITIONAL INFORMATION

                        THE PFL WRIGHT VARIABLE ANNUITY

                                Issued through

                      PFL WRIGHT VARIABLE ANNUITY ACCOUNT

                                  Offered by

                          PFL LIFE INSURANCE COMPANY

            4333 Edgewood Road, N.E. Cedar Rapids, Iowa 52499-0001

  This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the PFL Wright Variable Annuity offered by PFL Life Insurance Company. You may obtain a copy of the Prospectus dated May 1, 1997 by calling 1-800-525-6205, or by writing to the Administrative and Service Of-fice, Financial Markets Division - Variable Annuity Dept., 4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001. Defined terms used in the current Prospec-tus for the Certificate are incorporated in this Statement of Additional In-formation.

  THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUSES FOR THE CERTIFICATES AND PORT-FOLIOS.

                              Dated: May 1, 1997


                               TABLE OF CONTENTS

                            PAGE
The Certificate -- General
 Provisions (p. 2).........   2
 Participants and Policy
  Owners...................   2
 Entire Contract...........   2
 Deferment of Payment and
  Transfers................   2
 Misstatement of Age or
  Sex......................   2
 Reallocation of Annuity
  Purchase Value After the
  Annuity Commencement
  Date.....................   3
 Assignment................   3
 Evidence of Survival......   3
 Non-Participating.........   3
 Amendments................   4
 Section 403(b)
  Representations..........   4
 Statement Pursuant to Rule
  6e-7:
  Texas Optional Retirement
  Program..................   4

                           PAGE
Taxation of PFL (p. 4)....   4
Investment Experience (p.
 4).......................   4
State Regulation of PFL...   7
Administration............   7
Records and Reports.......   7
Distribution of the
 Certificates (p. 7)......   7
Custody of Assets ........   8
Historical Performance
 Data (p. 8)..............   8
 Subaccount Yields........   8
 Total Returns............   9
 Other Performance Data...   9
Legal Matters.............  10
Independent Auditors......  10
Other Information.........  10
Financial Statements (p.
 10)......................  10

  (Numbers in parenthesis indicate corresponding sections of the Prospectus).


  In order to supplement the description in the Prospectus, the following pro-vides additional information about PFL and the Certificate which may be of in-terest.

                     THE CERTIFICATE - GENERAL PROVISIONS

PARTICIPANTS AND POLICY OWNERS

  The Certificate will be legally owned by and belong to either (a) the bank trust or agency account to which it is issued for the benefit of the Partici-pant, or (b) the Policy Owner in the case of an individual annuity policy. The Certificate will be issued only after the completion of an application, ac-ceptance thereof by PFL, and delivery of the initial premium payment to PFL. While the Annuitant is living, the Certificate Owner may: (1) assign the Cer-tificate; (2) withdraw the Cash Value; (3) amend or modify the Certificate with PFL's consent; (4) receive annuity payments or name a payee to receive the payments; and (5) exercise, receive and enjoy every other right and bene-fit contained in the Certificate. The exercise of these rights may be subject to the consent of any assignee or irrevocable Beneficiary.

ENTIRE CONTRACT

  The Group Contract (if applicable), the Certificate, and any endorsements thereon, the Group Contract application and the Certificate enrollment form constitute the entire contract between PFL and the Certificate Owner. For an Individual Policy, the Individual Policy, any endorsements thereon, and the application constitute the entire contract between PFL and the Policy Owner. All statements in an application and enrollment form are representations and not warranties.

DEFERMENT OF PAYMENT AND TRANSFERS

  Payment of any amount due from the Variable Account in respect of a with-drawal, the Death Benefit or the death of the Participant or Policy Owner gen-erally will occur within seven business days from the date the Written Notice (and any other required documentation or information) is received by PFL, ex-cept that PFL may defer such payment from the Variable Account if: (1) the New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted; or (2) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (3) the SEC permits a delay for the protection of investors. In addition, transfers of amounts from the Subaccounts may be deferred under these circumstances. PFL may, when permitted by law, defer paying any partial or total withdrawal pro-ceeds for up to six months from the date of the partial or total withdrawal from the Fixed Account.

MISSTATEMENT OF AGE OR SEX

  If the age or sex of the Annuitant has been misstated, PFL will change the annuity benefit payable to that which the premium payments would have pur-chased for the correct age or sex. The dollar amount of any underpayment made by PFL shall be paid in full with the next payment due such person or the Ben-eficiary. The dollar amount of any overpayment made by PFL due to any mis-statement shall be deducted from payments subsequently accruing to such person or Beneficiary. Any underpayment or overpayment will include interest at 5% per year, from the date of the wrong payment to the date of the adjustment. The age of the Annuitant may be established at any time by the submission of proof satisfactory to PFL.

REALLOCATION OF ANNUITY PURCHASE VALUE AFTER THE ANNUITY COMMENCEMENT DATE

  After the Annuity Commencement Date, the Certificate Owner may reallocate the value of a designated number of Annuity Units of a Subaccount of the Vari-able Account then credited to a Certificate into an equal value of Annuity Units of one or more other Subaccounts of the Variable Account. The minimum amount which may be reallocated is the lesser of (1) $10 of monthly income or
(2) the entire monthly income of the Annuity Units in the Subaccount from which the transfer is being made. If the monthly income of the Annuity Units remaining in an Account or Subaccount after a reallocation is less than $10, PFL reserves the right to include the value of those Annuity Units as part of the transfer. The reallocation request must be in writing to PFL's Administra-tive and Service Office. The reallocation will be based on the relative value of the Annuity Units of the Subaccount(s) at the end of the Business Day dur-ing which the transfer request is received. There is no charge assessed in connection with such reallocation. After the Annuity Commencement Date, no reallocations may be made from the Fixed Account to the Variable Account. PFL reserves the right to limit the number of times a reallocation of Annuity Pur-chase Value may be made, to one in any given Certificate Year.

ASSIGNMENT

  During the lifetime of the Annuitant, the Certificate Owner may assign any rights or benefits provided by the Certificate. An assignment will not be binding on PFL until a copy has been filed at its Administrative and Service Office. The rights and benefits of the Certificate Owner, and of the Benefi-ciary, are subject to the rights of the assignee. PFL assumes no responsibil-ity for the validity or effect of any assignment. Any claim made under an as-signment shall be subject to proof of interest and the extent of the assign-ment. An assignment may have tax consequences.

  Unless the Certificate Owner so directs by filing written notice with PFL, no Beneficiary may assign any payments under the Certificate before they are due. To the extent permitted by law, no payments will be subject to the claims of any Certificate Owner's, Participant's or Beneficiary's creditors.

EVIDENCE OF SURVIVAL

  PFL reserves the right to require satisfactory evidence that a person is alive if PFL's obligation to make a payment is based on that person being alive. No payment will be made until PFL receives such evidence.

NON-PARTICIPATING

  The Certificate does not participate or share in the profits or surplus earnings of PFL. No dividends are payable on the Certificate.

AMENDMENTS

  No change in the Certificate is valid unless made in writing by PFL and ap-proved by one of PFL's officers. No registered representative has authority to change or waive any provision of the Certificate.

  PFL reserves the right to amend the Certificates to meet the requirements of the Internal Revenue Code, regulations or published rulings. Such a change can be refused by giving PFL Written Notice, but a refusal may result in adverse tax consequences.

SECTION 403(B) REPRESENTATIONS

  PFL represents that it is relying on a no action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88), regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

STATEMENT PURSUANT TO RULE 6E-7: TEXAS OPTIONAL RETIREMENT PROGRAM

  PFL and the Variable Account rely on 17 C.F.R. 270.6e-7, and represent that the provisions of that Rule have been or will be complied with.

                                TAXATION OF PFL

  PFL at present is taxed as a life insurance company under part I of Subchapter L of the Code. The Variable Account is treated as part of PFL and, accordingly, will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. PFL does not expect to incur any federal in-come tax liability with respect to investment income and net capital gains arising from the activities of the Variable Account retained as part of the reserves under the Certificate. Based on this expectation, it is anticipated that no charges will be made against the Variable Account for federal income taxes. If, in future years, any federal income taxes or economic burdens at-tributable to the application of tax laws are incurred by PFL with respect to the Variable Account, PFL may make a charge to the Variable Account.

                             INVESTMENT EXPERIENCE

  An "Investment Experience Factor" is used to determine the value of Accumu-lation Units and Annuity Units, and to determine annuity payment rates.

ACCUMULATION UNITS

  Upon allocation to the selected Subaccount, premium payments are converted into Accumulation Units of the Subaccount. The number of Accumulation Units to be credited is determined by dividing the dollar amount allocated to each Subaccount by the value of an Accumulation Unit for that Subaccount as next determined after the premium payment is received at the Administrative and Service Office or, in the case of the initial premium payment, when the Cer-tificate application is completed, whichever is later. The value of an Accumu-lation Unit was arbitrarily established at $1.00 at the inception of each Subaccount. Thereafter, the value of an Accumulation Unit is determined as of the close of trading on each day the New York Stock Exchange and PFL's Admin-istrative and Service Office are open for business.

  An index (the "Investment Experience Factor") which measures the investment performance of a Subaccount during a Valuation Period is used to determine the value of an Accumulation Unit for the next subsequent Valuation Period. The Investment Experience Factor may be greater or less than or equal to one; therefore, the value of an Accumulation Unit may increase, decrease or remain the same from one Valuation Period to the next. The Participant or Policy Owner bears this investment risk. The Net Investment Performance of a Subaccount and deduction of certain charges affects the Accumulation Unit Val-ue.

  The Investment Experience Factor for any Subaccount for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

  (a) is the net result of:

    (1) the net asset value per share of the shares held in the Subaccount determined at the end of the current Valuation Period, plus

    (2) The per share amount of any dividend or capital gain distribution made with respect to the shares held in the Subaccount if the ex-dividend date occurs during the current Valuation Period, plus or minus

    (3) a per share charge or credit for any taxes determined by PFL to have resulted from the investment operations of the Subaccount and for which it has created a reserve;

  (b) is the net asset value per share of the shares held in the Subaccount determined as of the end of the immediately preceding Valuation Period; and

  (c) is the charge for mortality and expense risk during the Valuation Period equal on an annual basis to 1.00% of the daily net asset value of the Subaccount.

ANNUITY UNIT VALUE AND ANNUITY PAYMENT RATES

  The amount of Variable Annuity Payments will vary with Annuity Unit Values. Annuity Unit Values rise if the net investment performance of the Subaccount exceeds the assumed interest rate of 5% annually. Conversely, Annuity Unit Values fall if the net investment performance of the Subaccount is less than the assumed rate. The value of a Variable Annuity Unit in each Subaccount was established at $1.00 on the date operations began for that Subaccount. The value of a Variable Annuity Unit on any subsequent Business Day is equal to (a) multiplied by (b) multiplied by
(c), where:

  (a) is the variable Annuity Unit Value on the immediately preceding Business Day;

  (b) is the net investment factor of the valuation period; and

  (c) is the investment result adjustment factor for the valuation period.

  The investment result adjustment factor for the valuation period is the product of discount factors of .99986634 per day to recognize the 5% effective annual assumed investment return. The valuation period is the period from the close of the immediately preceding Business Day to the close of the current Business Day.

  The net investment factor for the Certificate used to calculate the value of a variable Annuity Unit in each Subaccount for the valuation period is deter-mined by dividing (i) by (ii) and subtracting (iii) from the result, where:

  (i) is the result of:

    (1) the net asset value of a Trust share held in the Variable Account for that Subaccount determined at the end of the current valuation period; plus

    (2) the per share amount of any dividend or capital gain distributions made by the Trust for shares held in the Variable Account for that Subaccount if the ex-dividend date occurs during the valuation period; plus or minus

    (3) a per share credit or charge for any taxes reserved for by PFL, determined by PFL to have resulted from the investment operations of that Subaccount.

  (ii) is the net asset value of a Trust share held in the Variable Account for that Subaccount determined as of the end of the immediately preceding valuation period.

  (iii) is a factor representing the mortality and expense risk fee and administrative charge. This factor is equal, on an annual basis, to 1.00% of the daily net asset value of a Trust share held in the Variable Account for that Subaccount.

  The dollar amount of subsequent Variable Annuity Payments will depend upon changes in applicable Annuity Unit Values.

  The Annuity Payment rates vary according to the Annuity Payment Option elected and the sex and adjusted age of the Annuitant at the Annuity Commence-ment Date. The Certificate also contains a table for determining the adjusted age of the Annuitant.

                            STATE REGULATION OF PFL

  PFL is subject to the laws of Iowa governing insurance companies and to reg-ulation by the Iowa Division of Insurance. An annual statement in a prescribed form is filed with the Division of Insurance each year covering the operation of PFL for the preceding year and its financial condition as of the end of such year. Regulation by the Division of Insurance includes periodic examina-tion to determine PFL's contract liabilities and reserves so that the Division may determine that the items are correct. PFL's books and accounts are subject to review by the Division of Insurance at all times; and a full examination of its operations is conducted periodically by the National Association of Insur-ance Commissioners. In addition, PFL is subject to regulation under the insur-ance laws of other jurisdictions in which it may operate.

                                ADMINISTRATION

  PFL performs the administrative services for the Contracts. These services include issuance of the Certificates, maintenance of records concerning the Certificates, and certain valuation services.

                              RECORDS AND REPORTS

  All records and accounts relating to the Variable Account will be maintained by PFL. As presently required by the Investment Company Act of 1940 and regu-lations promulgated thereunder, PFL will mail to the Certificate Owner at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. The Certificate Owner will also receive confirmation of each financial transaction and any other re-ports required by law or regulation.

                       DISTRIBUTION OF THE CERTIFICATES

  The Certificates are offered through brokers licensed under the federal se-curities laws and state insurance laws. The offering of the Certificates is continuous and PFL does not anticipate discontinuing the offering of the Cer-tificates. However, PFL reserves the right to discontinue the offering of the Certificates.

  Wright Investors' Services Distributors, Inc., an affiliate of the Adviser, will be the principal underwriter of the Certificates. The amount paid to Wright Investors' Services Distributors, Inc. for this service was $7,818, $19,055 and $23,626 for 1994, 1995 and 1996 respectively.

                               CUSTODY OF ASSETS

  The assets of each of the Subaccounts of the Variable Account are held by PFL. The assets of each of the Subaccounts of the Variable Account are segre-gated and held separate and apart from the assets of the other Subaccounts and from PFL's Fixed Account assets. PFL maintains records of all purchases and redemptions of shares of the Trust held by each of the Subaccounts. Additional protection for the assets of the Variable Account is afforded by PFL's fidel-ity bond, presently in the amount of $5,000,000, covering the acts of officers and employees of PFL.

                          HISTORICAL PERFORMANCE DATA

SUBACCOUNT YIELDS

  PFL may from time to time advertise or disclose the current annualized yield of one or more of the Subaccounts of the Variable Account for 30-day periods. The annualized yield of a Subaccount refers to income generated by the Subaccount over a specific 30-day period. Because the yield is annualized, the yield generated by a Subaccount during the 30-day period is assumed to be gen-erated each 30-day period over a 12-month period. The yield is computed by:
(i) dividing the net investment income of the Subaccount less Subaccount ex-penses for the period, by (ii) the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period, (iii) compounding that yield for a 6-month period, and (iv) multiply-ing that result by 2. Expenses attributable to the Subaccount include (i) the Administrative Charge and (ii) the Mortality and Expense Risk Charge. The 30-day yield is calculated according to the following formula:

       Yield = 2 x ( ( ((NI ES) / (U X UV)) + 1) to the sixth power - 1)

Where:

  NI= Net investment income of the Subaccount for the 30-day period attributable to the Subaccount's unit.
  ES=    Expenses of the Subaccount for the 30-day period.
  U=     The average number of units outstanding.
  UV= The unit value at the close (highest) of the last day in the 30-day period.

  Because of the charges and deductions imposed by the Variable Account, the yield for a Subaccount of the Variable Account will be lower than the yield for its corresponding Portfolio. The yield calculations do not reflect the ef-fect of any premium taxes that may be applicable to a particular Certificate.

  The yield on amounts held in the Subaccounts of the Variable Account normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A Subaccount's actual yield is affected by the types and quality of its investments and its operating expenses.

TOTAL RETURNS

  PFL may from time to time also advertise or disclose total returns for one or more of the Subaccounts of the Variable Account for various periods of time. One of the periods of time will include the period measured from the date the Subaccount commenced operations. When a Subaccount has been in opera-tion for 1, 5 and 10 years, respectively, the total return for these periods will be provided. Total returns for other periods of time may from time to time also be disclosed. Total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the re-demption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will be for the most recent month end practicable, considering the type and media of the communication, and will be stated in the communication.

  Total returns will be calculated using Subaccount Unit Values which PFL cal-culates on each Business Day based on the performance of the Subaccount's un-derlying Portfolio, and the deductions for the Mortality and Expense Risk Charge. The total return will then be calculated according to the following formula:

                          P(1+T) to the N power = ERV

Where:

  T   = The average annual total return net of Subaccount recurring charges.

  ERV = The ending redeemable value of the hypothetical account at the end of the period.
  P   = A hypothetical initial payment of $1,000.
  N   = The number of years in the period.

OTHER PERFORMANCE DATA

  PFL may from time to time also disclose average annual total returns in a non-standard format in conjunction with the standard format described above.

  PFL may from time to time also disclose cumulative total returns in conjunc-tion with the standard format described above. The cumulative returns will be calculated using the following formula.

                              CTR = (ERV / P) - 1

  Where:

  CTR = The cumulative total return net of Subaccount recurring charges for the period.
  ERV = The ending redeemable value of the hypothetical investment at the end of the period.
  P   = A hypothetical initial payment of $1,000.

  All non-standard performance data will only be advertised if the standard performance data for the same period, as well as for the required period, is also disclosed.

                                 LEGAL MATTERS

  Legal advice relating to certain matters under the federal securities laws applicable to the issue and sale of the Certificates has been provided to PFL by Sutherland, Asbill & Brennan L.L.P., of Washington, D.C.

                             INDEPENDENT AUDITORS

  The Financial Statements of PFL at December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996, and the Financial Statements of PFL Wright Variable Annuity Account at December 31, 1996 and for each of the two years in the period then ended, included in this Statement of Additional Information have been audited by Ernst & Young, LLP, Independent Auditors, 801 Grand Avenue, Suite 3400, Des Moines, Iowa, 50309-2764.

                               OTHER INFORMATION

  A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the Certificates discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments, and ex-hibits thereto has been included in the Prospectus or this Statement of Addi-tional Information. Statements contained in the Prospectus and this Statement of Additional Information concerning the content of the Certificates and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

                             FINANCIAL STATEMENTS

  The values of the interests of Participants or Policy Owners in the Variable Account will be affected solely by the investment results of the selected Subaccount(s). Financial Statements of PFL Wright Variable Annuity Account are contained herein. The Financial Statements of PFL, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of PFL to meet its obligations under the Certificates. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

                    THE PFL WRIGHT VARIABLE ANNUITY ACCOUNT

                        REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Contract Owners of
 The PFL Wright Variable Annuity Account,
 PFL Life Insurance Company:

  We have audited the accompanying balance sheet of The PFL Wright Variable Annuity Account (comprising, respectively, the Wright Near Term Bond, Wright Total Return Bond, Wright Selected Blue Chip and Wright International Blue Chip subaccounts) as of December 31, 1996, and the related statement of opera-tions for the year then ended and the statements of changes in contract own-ers' equity for each of the two years in the period then ended. These finan-cial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of mate-rial misstatement. An audit includes examining, on a test basis, evidence sup-porting the amounts and disclosures in the financial statements. Our proce-dures included confirmation of mutual fund shares owned as of December 31, 1996 by correspondence with the mutual funds' transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement pre-sentation. We believe that our audits provide a reasonable basis for our opin-ion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting The PFL Wright Variable Annuity Account at December 31, 1996 and the results of their operations for the year then ended and the changes in their contract owners' equity for each of the two years in the pe-riod then ended in conformity with generally accepted accounting principles.

                                                Ernst & Young LLP

Des Moines, Iowa
January 31, 1997

                    THE PFL WRIGHT VARIABLE ANNUITY ACCOUNT

                                 BALANCE SHEET
                               DECEMBER 31, 1996

                                                                      WRIGHT
                                                                    NEAR TERM
                                                                       BOND
                                                           TOTAL    SUBACCOUNT
                                                         ---------- ----------
ASSETS:
Cash.................................................... $       30       30
Investments in mutual funds, at current market value
  (Note 2):
  Wright Managed Blue Chip Series Trust
  Wright Near Term Bond Portfolio.......................    652,207  652,207
  Wright Total Return Bond Portfolio....................    789,905      --
  Wright Selected Blue Chip Portfolio...................  2,668,203      --
  Wright International Blue Chip Portfolio..............  1,457,340      --
                                                         ----------  -------
 Total investments in mutual funds......................  5,567,655  652,207
                                                         ----------  -------
Total Assets............................................ $5,567,685  652,237
                                                         ==========  =======
LIABILITIES AND CONTRACT OWNERS' EQUITY
LIABILITIES:
  Contract terminations payable......................... $    3,203      --
                                                         ----------  -------
  Total Liabilities.....................................      3,203      --
CONTRACT OWNERS' EQUITY:
  Deferred annuity contracts terminable by owners
    (Notes 3 and 6).....................................  5,564,482  652,237
                                                         ----------  -------
                                                         $5,567,685  652,237
                                                         ==========  =======

                See accompanying Notes to Financial Statements.

  WRIGHT                           WRIGHT                                              WRIGHT
   TOTAL                          SELECTED                                          INTERNATIONAL
RETURN BOND                      BLUE CHIP                                            BLUE CHIP
SUBACCOUNT                       SUBACCOUNT                                          SUBACCOUNT
-----------                      ----------                                         -------------
      --                               --                                                   --
      --                               --                                                   --
  789,905                                                                                   --
      --                         2,668,203                                                  --
      --                               --                                             1,457,340
  -------                        ---------                                            ---------
  789,905                        2,668,203                                            1,457,340
  -------                        ---------                                            ---------
  789,905                        2,668,203                                            1,457,340
  =======                        =========                                            =========
      375                            2,675                                                  153
  -------                        ---------                                            ---------
      375                            2,675                                                  153
  789,530                        2,665,528                                            1,457,187
  -------                        ---------                                            ---------
  789,905                        2,668,203                                            1,457,340
  =======                        =========                                            =========

                    THE PFL WRIGHT VARIABLE ANNUITY ACCOUNT

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1996

                                                                       WRIGHT
                                                                     NEAR TERM
                                                                        BOND
                                                            TOTAL    SUBACCOUNT
                                                          ---------- ----------
NET INVESTMENT INCOME (LOSS)
Income:
  Dividends.............................................. $   50,184   17,742
Expenses (Note 5):
  Administration fee.....................................      1,470      128
  Mortality and expense risk charge......................     48,546    3,973
                                                          ----------  -------
    Net Investment income (loss).........................        168   13,641
                                                          ----------  -------
NET REALIZED AND UNREALIZED CAPITAL GAIN (LOSS) FROM
  INVESTMENTS
Net realized capital gain from sales of investments:
  Proceeds from sales....................................  2,032,083  257,547
  Cost of investments sold...............................  1,717,286  255,550
                                                          ----------  -------
Net realized capital gain from sales of investments......    314,797    1,997
Net change in unrealized appreciation/depreciation of
  investments:
  Beginning of the period................................    343,168    7,443
  End of the period......................................    760,507   (2,476)
                                                          ----------  -------
    Net change in unrealized appreciation/depreciation of
      investments........................................    417,339   (9,919)
                                                          ----------  -------
    Net realized and unrealized capital gain (loss) from
      investments........................................    732,136   (7,922)
                                                          ----------  -------
INCREASE FROM OPERATIONS................................. $  732,304    5,719
                                                          ==========  =======

                See accompanying Notes to Financial Statements.

  WRIGHT                           WRIGHT                                              WRIGHT
   TOTAL                          SELECTED                                          INTERNATIONAL
RETURN BOND                      BLUE CHIP                                            BLUE CHIP
SUBACCOUNT                       SUBACCOUNT                                          SUBACCOUNT
-----------                      ----------                                         -------------
   30,373                           2,069                                                  --
      240                             741                                                  361
    6,553                          25,384                                               12,636
 --------                         -------                                              -------
   23,580                         (24,056)                                             (12,997)
 --------                         -------                                              -------
  272,022                         890,962                                              611,552
  264,605                         643,034                                              554,097
 --------                         -------                                              -------
    7,417                         247,928                                               57,455
   27,893                         260,715                                               47,117
    3,238                         560,002                                              199,743
 --------                         -------                                              -------
 (24,655)                         299,287                                              152,626
 --------                         -------                                              -------
 (17,238)                         547,215                                              210,081
 --------                         -------                                              -------
    6,342                         523,159                                              197,084
 ========                         =======                                              =======

                    THE PFL WRIGHT VARIABLE ANNUITY ACCOUNT

                STATEMENT OF CHANGES IN CONTRACT OWNERS' EQUITY
                     YEAR ENDED DECEMBER 31, 1996 AND 1995

                                                                  WRIGHT
                                                                NEAR TERM
                                                                   BOND
                                             TOTAL              SUBACCOUNT
                                      ---------------------  -----------------
                                         1996       1995      1996      1995
                                      ----------  ---------  -------  --------
Operations
  Net investment income (loss)....... $      168     75,566   13,641    12,335
  Net realized capital gain..........    314,797     36,780    1,997     1,244
  Net change in unrealized
    appreciation/ depreciation of
    investments......................    417,339    484,501   (9,919)   18,943
                                      ----------  ---------  -------  --------
  Increase from operations...........    732,304    596,847    5,719    32,522
                                      ----------  ---------  -------  --------
Contract Transactions
  Net contract purchase payments.....    431,901  1,071,758   27,285    77,059
  Transfer payments from (to) other
    subaccounts or general account...    167,183   (114,120) 292,586  (135,719)
  Contract terminations, withdrawals,
    and other deductions.............   (235,547)  (736,613)     --    (99,131)
                                      ----------  ---------  -------  --------
  Increase (decrease) from contract
    transactions.....................    363,537    221,025  319,871  (157,791)
                                      ----------  ---------  -------  --------
  Net increase (decrease) in contract
    owners' equity...................  1,095,841    817,872  325,590  (125,269)
                                      ----------  ---------  -------  --------
Contract Owners' Equity
  Beginning of the period............  4,468,641  3,650,769  326,647   451,916
                                      ----------  ---------  -------  --------
  End of the period.................. $5,564,482  4,468,641  652,237   326,647
                                      ==========  =========  =======  ========

                See accompanying Notes to Financial Statements.

      WRIGHT                     WRIGHT                        WRIGHT
      TOTAL                     SELECTED                    INTERNATIONAL
   RETURN BOND                  BLUE CHIP                     BLUE CHIP
    SUBACCOUNT                 SUBACCOUNT                    SUBACCOUNT
--------------------      --------------------------    --------------------------
 1996         1995          1996           1995           1996           1995
-------     --------      ---------      ---------      ---------      ---------
 23,580       17,626        (24,056)        51,446        (12,997)        (5,841)
  7,417        6,744        247,928         23,057         57,455          5,735
(24,655)      45,046        299,287        305,554        152,626        114,958
-------     --------      ---------      ---------      ---------      ---------
  6,342       69,416        523,159        380,057        197,084        114,852
-------     --------      ---------      ---------      ---------      ---------
 30,592      166,975        248,378        513,090        125,646        314,634
259,650     (173,228)      (211,360)       237,738       (173,693)       (42,911)
(44,530)     (45,543)      (133,918)      (342,677)       (57,099)      (249,262)
-------     --------      ---------      ---------      ---------      ---------
245,712      (51,796)       (96,900)       408,151       (105,146)        22,461
-------     --------      ---------      ---------      ---------      ---------
252,054       17,620        426,259        788,208         91,938        137,313
-------     --------      ---------      ---------      ---------      ---------
537,476      519,856      2,239,269      1,451,061      1,365,249      1,227,936
-------     --------      ---------      ---------      ---------      ---------
789,530      537,476      2,665,528      2,239,269      1,457,187      1,365,249
=======     ========      =========      =========      =========      =========

                    THE PFL WRIGHT VARIABLE ANNUITY ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Organization--The PFL Wright Variable Annuity Account ("Variable Account") is a segregated investment account of PFL Life Insurance Company ("PFL Life"), an indirect, wholly-owned subsidiary of AEGON USA, Inc. ("AUSA"), a holding company. AUSA is an indirect, wholly-owned subsidiary of AEGON nv, a holding company organized under the laws of The Netherlands.

  The Variable Account is registered with the Securities and Exchange Commis-sion as a Unit Investment Trust pursuant to provisions of the Investment Com-pany Act of 1940.

  Investments--Net purchase payments received by the Variable Account are in-vested in the portfolios of the Wright Managed Blue Chip Series Trust as se-lected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 1996.

  Realized capital gains and losses from sale of shares in the mutual funds are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the mutual funds are credited or charged to con-tract owners' equity.

  Dividend Income--Dividends received from the mutual funds investments are reinvested to purchase additional mutual fund shares.

2. INVESTMENTS

  A summary of the mutual fund investments at December 31, 1996 follows:

                                   NUMBER    NET ASSETS
                                  OF SHARES    VALUE
                                    HELD     PER SHARE  MARKET VALUE    COST
                                 ----------- ---------- ------------ ----------
Wright Managed Blue Chip Series
  Trust
  Wright Near Term Bond Portfo-
    lio.........................  67,237.791   $ 9.70    $  652,207  $  654,683
  Wright Total Return Bond Port-
    folio.......................  83,411.344     9.47       789,905     786,667
  Wright Selected Blue Chip
    Portfolio................... 190,585.928    14.00     2,668,203   2,108,201
  Wright International Blue Chip
    Portfolio................... 123,398.782    11.81     1,457,340   1,257,597
                                                         ----------  ----------
                                                         $5,567,655  $4,807,148
                                                         ==========  ==========

                    THE PFL WROGHT VARIABLE ANNUITY ACCOUNT

3. CONTRACT OWNERS EQUITY

  A summary of deferred annuity contracts terminable by owners at December 31, 1996 follows:

                                      ACCUMULATION  ACCUMULATION     TOTAL
       SUBACCOUNT                      UNITS OWNED   UNIT VALUE  CONTRACT VALUE
       ----------                     ------------- ------------ --------------
Wright Near Term Bond................   612,818.637  $1.064323     $  652,237
Wright Total Return Bond.............   747,745.354   1.055881        789,530
Wright Selected Blue Chip............ 1,894,095.151   1.407283      2,665,528
Wright International Blue Chip....... 1,268,170.893   1.149046      1,457,187
                                                                   ----------
                                                                   $5,564,482
                                                                   ==========

  A summary of changes in contract owners' account units follows:

                                WRIGHT     WRIGHT      WRIGHT       WRIGHT
                              NEAR TERM     TOTAL     SELECTED   INTERNATIONAL
                                 BOND    RETURN BOND BLUE CHIP     BLUE CHIP
                              SUBACCOUNT SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                              ---------- ----------- ----------  -------------
Units outstanding 1/1/95.....   474,237    569,878   1,567,081     1,360,360
Units purchased..............    75,750    160,589     465,414       324,834
Units redeemed and
  transferred................  (237,782)  (221,310)    (97,975)     (304,261)
                               --------   --------   ---------     ---------
Units outstanding 12/31/95...   312,205    509,157   1,934,520     1,380,933
Units purchased..............    26,015     29,341     197,752       118,733
Units redeemed and
  transferred................   274,599    209,247    (238,177)     (231,495)
                               --------   --------   ---------     ---------
Units outstanding 12/31/96...   612,819    747,745   1,894,095     1,268,171
                               ========   ========   =========     =========

4. TAXES

  Operations of the Variable Account form a part of PFL Life, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the "Code"). The operations of the Variable Account are ac-counted for separately from other operations of PFL Life for purposes of fed-eral income taxation. The Variable Account is not separately taxable as a reg-ulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from PFL Life. Under existing federal income tax laws, the income of the Variable Account, to the extent applied to increase reserves under the variable annuity contracts, is not taxable to PFL Life.

                    THE PFL WRIGHT VARIABLE ANNUITY ACCOUNT

5. ADMINSTRACTIVE, MORTALITY AND EXPENSE RISK CHARGE

  Administrative charges include an annual charge of $30 per contract which will commence on the first policy anniversary of each contract owner's ac-count. Charges for administrative fees to the variable annuity contracts are an expense of the Variable Account.

  PFL Life deducts a daily charge equal to an annual rate of 1.00% of the value of the contract owner's individual account as a charge for assuming cer-tain mortality and expense risks.

6. CONTRACT OWNERS EQUITY

  At December 31, 1996 contract owners' equity was comprised of:

                                          WRIGHT     WRIGHT      WRIGHT      WRIGHT
                                        NEAR TERM     TOTAL     SELECTED  INTERNATIONAL
                                           BOND    RETURN BOND BLUE CHIP    BLUE CHIP
                               TOTAL    SUBACCOUNT SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
                             ---------- ---------- ----------- ---------- -------------
Unit transactions,
  accumulated net
  investment income and
  realized capital gains...  $4,803,975  654,713     786,292   2,105,526    1,257,444
Adjustment for
  appreciation/depreciation
  to market value..........     760,507   (2,476)      3,238     560,002      199,743
                             ----------  -------     -------   ---------    ---------
Total Contract Owners'
  Equity...................  $5,564,482  652,237     789,530   2,665,528    1,457,187
                             ==========  =======     =======   =========    =========

7. PURCHASES AND SALES OF INVESTMENT SECURITIES

  The aggregate cost of purchases and proceeds from sales of investments were as follows:

                                                      YEAR ENDED
                                       ----------------------------------------
                                               1996                1995
                                       -------------------- -------------------
                                       PURCHASES    SALES   PURCHASES   SALES
                                       ---------- --------- --------- ---------
Wright Managed Blue Chip Series Trust
  Wright Near Term Bond Portfolio..... $  591,039   257,547   157,665   302,860
  Wright Total Return Bond Portfolio..    541,699   272,022   206,065   240,590
  Wright Selected Blue Chip
    Portfolio.........................    772,445   890,962   882,068   424,039
  Wright International Blue Chip
    Portfolio.........................    493,519   611,552   462,087   447,064
                                       ---------- --------- --------- ---------
                                       $2,398,702 2,032,083 1,707,885 1,414,553
                                       ========== ========= ========= =========

                        REPORT OF INDEPENDENT AUDITORS

The Board of Directors
 PFL Life Insurance Company

  We have audited the accompanying statutory-basis balance sheets of PFL Life Insurance Company as of December 31, 1996 and 1995, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 1996. Our audits also included the accompanying statutory-basis financial statement schedules required by Article 7 of Regulation S-X. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

  In our opinion, because of the effects of the matters described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of PFL Life Insurance Company at December 31, 1996 and 1995, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1996.

  Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PFL Life Insurance Company at December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1996 in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

Des Moines, Iowa                                              Ernst & Young LLP

February 21, 1997

                           PFL LIFE INSURANCE COMPANY

                   STATEMENTS OF OPERATIONS--STATUTORY BASIS
                             (DOLLARS IN THOUSANDS)

                                                 YEAR ENDED DECEMBER 31
                                            ----------------------------------
                                               1996        1995        1994
                                            ----------  ----------  ----------
Revenues:
  Premiums and other considerations, net
   of reinsurance:
    Life..................................  $  204,872  $  114,704  $  148,954
    Annuity...............................     725,966     921,452   1,067,406
    Accident and health...................     227,862     232,738     230,889
  Net investment income...................     428,337     392,685     343,880
  Amortization of interest maintenance
   reserve................................       2,434       4,341       2,871
  Commissions and expense allowances on
   reinsurance ceded......................      73,931      77,071      94,635
                                            ----------  ----------  ----------
                                             1,663,402   1,742,991   1,888,635
Benefits and expenses:
  Benefits paid or provided for:
    Life and accident and health
     benefits.............................     147,024     146,346     141,632
    Surrender benefits....................     512,810     498,626     392,064
    Other benefits........................     101,288      88,607      73,306
    Increase in aggregate reserves for
     policies and contracts:
      Life................................     140,126      50,071      82,062
      Annuity.............................     188,002     528,330     569,341
      Accident and health.................      26,790      17,694      22,144
      Other...............................      19,969      16,017      11,223
                                            ----------  ----------  ----------
                                             1,136,009   1,345,691   1,291,772
  Insurance expenses:
    Commissions...........................     177,466     200,706     215,635
    General insurance expenses............      57,282      57,623      52,166
    Taxes, licenses and fees..............      13,889      15,700      15,368
    Transfer to separate account..........     171,785      42,981     243,806
    Other expenses........................         526         760       1,014
                                            ----------  ----------  ----------
                                               420,948     317,770     527,989
                                            ----------  ----------  ----------
                                             1,556,957   1,663,461   1,819,761
                                            ----------  ----------  ----------
Gain from operations before federal income
 taxes and net realized capital losses on
 investments..............................     106,445      79,530      68,874
Federal income tax expense................      41,177      33,335      23,858
                                            ----------  ----------  ----------
Gain from operations before net realized
 capital losses on investments............      65,268      46,195      45,016
Net realized capital losses on investments
 (net of related federal income taxes and
 amounts transferred to interest
 maintenance reserve).....................      (3,503)    (18,096)     (3,624)
                                            ----------  ----------  ----------
Net income................................  $   61,765  $   28,099  $   41,392
                                            ==========  ==========  ==========

                            See accompanying notes.

                           PFL LIFE INSURANCE COMPANY

                        BALANCE SHEETS--STATUTORY BASIS
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                               DECEMBER 31
                                                          ---------------------
                                                             1996       1995
                                                          ---------- ----------
ADMITTED ASSETS
Cash and invested assets:
  Cash and short-term investments........................ $   50,737 $   79,852
  Bonds..................................................  4,773,433  4,613,334
  Stocks:
    Preferred............................................      3,097      9,336
    Common (cost: 1996--$23,212; 1995--$19,061)..........     32,038     24,866
    Affiliated entities (cost: 1996--$14,893; 1995--
     $14,661)............................................      6,934      6,794
  Mortgage loans on real estate..........................    911,705    680,414
  Real estate, at cost less accumulated depreciation
   ($11,338 in 1996; $12,493 in 1995):
    Home office properties...............................     10,372     20,403
    Properties acquired in satisfaction of debt..........     12,260      2,648
    Investment properties................................     35,922     40,453
  Policy loans...........................................     54,214     52,675
  Other invested assets..................................     16,343     13,557
                                                          ---------- ----------
  Total cash and invested assets.........................  5,907,055  5,544,332
Premiums deferred and uncollected........................     16,345     17,026
Accrued investment income................................     70,401     68,065
Receivable from affiliates...............................     53,900     79,913
Federal income taxes recoverable.........................      4,018      9,776
Transfers from separate accounts.........................     38,528        --
Other assets.............................................     31,215     32,803
Separate account assets..................................  1,844,515  1,418,157
                                                          ---------- ----------
  Total admitted assets.................................. $7,965,977 $7,170,072
                                                          ========== ==========
LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
  Aggregate reserves for policies and contracts:
    Life................................................. $  736,100 $  596,039
    Annuity..............................................  4,408,419  4,220,274
    Accident and health..................................    139,269    114,884
  Policy and contract claim reserves:
    Life.................................................      7,369      6,225
    Accident and health..................................     66,988     70,517
  Other policyholders' funds.............................    126,672    105,371
  Remittances and items not allocated....................     64,064    123,710
  Asset valuation reserve................................     54,851     43,921
  Interest maintenance reserve...........................     23,745     26,376
  Other liabilities......................................     70,663     67,070
  Payable to affiliates..................................      4,975        --
  Separate account liabilities...........................  1,844,515  1,418,157
                                                          ---------- ----------
  Total liabilities......................................  7,547,630  6,792,544
Commitments and contingencies
Capital and surplus:
  Common stock, $10 par value, 500 shares authorized, 266
   issued and outstanding................................      2,660      2,660
  Paid-in surplus........................................    154,129    154,129
  Unassigned surplus.....................................    261,558    220,739
                                                          ---------- ----------
  Total capital and surplus..............................    418,347    377,528
                                                          ---------- ----------
  Total liabilities and capital and surplus.............. $7,965,977 $7,170,072
                                                          ========== ==========

                            See accompanying notes.

                           PFL LIFE INSURANCE COMPANY

         STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS--STATUTORY BASIS
                             (DOLLARS IN THOUSANDS)

                                                                       TOTAL
                                         COMMON PAID-IN  UNASSIGNED CAPITAL AND
                                         STOCK  SURPLUS   SURPLUS     SURPLUS
                                         ------ -------- ---------- -----------
Balance at January 1, 1994.............. $2,660 $ 99,129  $212,982   $314,771
  Capital contribution..................    --    15,000       --      15,000
  Net income for 1994...................    --       --     41,392     41,392
  Net unrealized capital losses.........    --       --    (25,350)   (25,350)
  Increase in non-admitted assets.......    --       --       (248)      (248)
  Decrease in asset valuation reserve...    --       --      6,040      6,040
  Dividend to stockholder...............    --       --    (20,900)   (20,900)
  Surplus effect of ceding commissions
   associated with the sale of a
   division.............................    --       --        184        184
  Amendment of reinsurance agreement....    --       --        391        391
  Decrease in liability for reinsurance
   in unauthorized companies............    --       --        505        505
  Prior period adjustment...............    --       --     (3,444)    (3,444)
                                         ------ --------  --------   --------
Balance at December 31, 1994............  2,660  114,129   211,552    328,341
  Capital contribution..................    --    40,000       --      40,000
  Net income for 1995...................    --       --     28,099     28,099
  Net unrealized capital losses.........    --       --     (7,574)    (7,574)
  Decrease in non-admitted assets.......    --       --         50         50
  Increase in asset valuation reserve...    --       --     (5,946)    (5,946)
  Surplus effect of ceding commissions
   associated with the sale of a
   division.............................    --       --         35         35
  Cancellation of reinsurance
   agreement............................    --       --        585        585
  Amendment of reinsurance agreement....    --       --        419        419
  Transfer of subsidiary investment to
   stockholder..........................    --       --     (3,250)    (3,250)
  Change in reserve valuation
   methodology..........................    --       --       (501)      (501)
  Increase in liability for reinsurance
   in unauthorized companies............    --       --     (2,730)    (2,730)
                                         ------ --------  --------   --------
Balance at December 31, 1995............  2,660  154,129   220,739    377,528
  Net income for 1996...................    --       --     61,765     61,765
  Net unrealized capital gains..........    --       --      2,351      2,351
  Increase in non-admitted assets.......    --       --       (148)      (148)
  Increase in asset valuation reserve...    --       --    (10,930)   (10,930)
  Dividend to stockholder...............    --       --    (20,000)   (20,000)
  Prior period adjustment...............    --       --      5,025      5,025
  Surplus effect of sale of a division..    --       --       (384)      (384)
  Surplus effect of ceding commissions
   associated with the sale of a
   division.............................    --       --         29         29
  Amendment of reinsurance agreement....    --       --        421        421
  Decrease in liability for reinsurance
   in unauthorized companies............    --       --      2,690      2,690
                                         ------ --------  --------   --------
Balance at December 31, 1996............ $2,660 $154,129  $261,558   $418,347
                                         ====== ========  ========   ========

                            See accompanying notes.

                           PFL LIFE INSURANCE COMPANY

                   STATEMENTS OF CASH FLOWS--STATUTORY BASIS
                             (DOLLARS IN THOUSANDS)

                                                 YEAR ENDED DECEMBER 31
                                            ----------------------------------
                                               1996        1995        1994
                                            ----------  ----------  ----------
SOURCES OF CASH
Premiums and other considerations, net of
 reinsurance..............................  $1,240,748  $1,353,407  $1,548,030
Net investment income.....................     431,456     398,051     339,856
                                            ----------  ----------  ----------
                                             1,672,204   1,751,458   1,887,886
Life and accident and health claims.......    (147,556)   (140,798)   (137,602)
Surrender benefits and other fund
 withdrawals..............................    (512,810)   (498,626)   (392,064)
Other benefits to policyholders...........    (101,254)    (88,519)    (73,237)
Commissions, other expenses and other
 taxes....................................    (248,321)   (278,241)   (288,384)
Net transfers to separate accounts........    (210,312)    (42,981)   (243,806)
Dividends to policyholders................        (844)       (940)     (1,155)
Federal income taxes, excluding tax on
 capital gains and IRS settlements........     (35,551)    (32,905)    (39,864)
                                            ----------  ----------  ----------
Net cash provided by operations...........     415,556     668,448     711,774
Proceeds from investments sold, matured or
 repaid:
  Bonds and preferred stocks..............   2,112,831   1,757,229   1,430,339
  Common stocks...........................      27,214      20,338      12,941
  Mortgage loans on real estate...........      74,351      36,550      43,495
  Real estate.............................      18,077      23,203       9,536
  Other proceeds..........................      22,567         381         189
                                            ----------  ----------  ----------
Total cash from investments...............   2,255,040   1,837,701   1,496,500
Capital contribution......................         --       40,000      15,000
Dividend from subsidiary..................         --          --       10,000
Cash received from ceding commissions
 associated with the sale of a division...          45          55         284
Increase in remittances and items not
 allocated................................         --       88,295      16,177
Other sources.............................      19,381      12,758      24,855
                                            ----------  ----------  ----------
Total sources of cash.....................   2,690,022   2,647,257   2,274,590
APPLICATIONS OF CASH
Cost of investments acquired:
  Bonds and preferred stocks..............  $2,270,105  $2,294,195  $2,043,615
  Common stocks...........................      29,799      23,284      11,228
  Mortgage loans on real estate...........     324,381     192,292     160,068
  Net increase in policy loans............       1,539         877       3,202
  Real estate.............................         222      10,188      14,801
  Other invested assets...................       5,169       2,670         664
                                            ----------  ----------  ----------
Total investments acquired................   2,631,215   2,523,506   2,233,578
Dividends to stockholder..................      20,000         --       20,900
Cash paid associated with the sale of a
 division.................................         539         --          --
Repayment of intercompany notes and
 receivables, net.........................         --       48,070         365
Cash paid in conjunction with an amendment
 of a reinsurance agreement...............       5,812         --          --
Decrease in remittances and items not
 allocated................................      59,646         --          --
Cash paid in conjunction with sales of a
 division.................................         123         --          --
Other applications, net...................       1,802      29,887       3,820
                                            ----------  ----------  ----------
Total applications of cash................   2,719,137   2,601,463   2,258,663
                                            ----------  ----------  ----------
Net change in cash and short-term
 investments..............................     (29,115)     45,790      15,927
Cash and short-term investments at
 beginning of year........................      79,852      34,062      18,135
                                            ----------  ----------  ----------
Cash and short-term investments at end of
 year.....................................  $   50,737  $   79,852  $   34,062
                                            ==========  ==========  ==========

                            See accompanying notes.

                          PFL LIFE INSURANCE COMPANY

                NOTES TO FINANCIAL STATEMENTS--STATUTORY BASIS
                            (DOLLARS IN THOUSANDS)
                               DECEMBER 31, 1996

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 Organization

  PFL Life Insurance Company ("the Company") is a stock life insurance company and is a wholly-owned subsidiary of First AUSA Life Insurance Company ("First AUSA"), which, in turn, is a wholly-owned subsidiary of AEGON USA, Inc. ("AEGON"). AEGON is a wholly-owned subsidiary of AEGON nv, a holding company organized under the laws of The Netherlands. Effective June 1, 1995, the Company transferred the common stock of its wholly-owned subsidiary, Equity National Life Insurance Company ("Equity National"), to its stockholder, First AUSA. Equity National was then merged with Life Investors Insurance Company of America, a subsidiary of First AUSA. The financial statements presented herein are prepared on the statutory accounting principles basis for the Company only; as such, the accounts of the Company's subsidiary, Equity National, are not consolidated with those of the Company.

  In connection with the sale of certain affiliated companies, the Company has assumed various blocks of business from these former affiliates through mergers. In addition, the Company has canceled or entered into several coinsurance and reinsurance agreements with affiliates and non-affiliates. The following is a description of those transactions:

    During 1996, the Company sold its North Richland Hills, Texas health administrative operations known as The Insurance Center. The transaction resulted in the transfer of substantially all employees and office facilities to United Insurance Companies, Inc. ("UICI"). All inforce business will continue to be shared by UICI and the Company and its affiliates through the existing coinsurance agreements. After a short transition period, all new business produced by United Group Association, an independent insurance agency, will be written by the insurance subsidiaries of UICI and will not be shared with the Company and its affiliates through coinsurance arrangements. As a result of the sale, the Company transferred $123 in assets, substantially all of which was cash, and $70 of liabilities. The difference between the assets and liabilities of $(53) plus a tax credit of $19 was charged directly to unassigned surplus.

    Effective December 31, 1995, the Company canceled a coinsurance agreement with its parent, First AUSA. As a result of the cancellation, the Company transferred $825 of assets and $1,712 of liabilities. The difference between the assets and liabilities, net of a tax effect of $302 was credited directly to unassigned surplus.

    On January 1, 1994, the Company entered into an agreement with a non-affiliate reinsurer to increase the reinsurance ceded by 2 1/2% each year (primarily group health business). As a result, the Company transferred $3,881 in assets and $4,080 in liabilities during 1994. The difference between the assets and liabilities of $199, plus a tax credit of $192, was credited directly to unassigned surplus. During 1995, the Company transferred $4,303 in assets and liabilities of $4,467. The difference between the assets and liabilities of $164, plus a tax credit of $255, was credited directly to unassigned surplus. During 1996, the Company transferred $5,991 in assets, including $5,812 of cash and short-term investments and liabilities of $6,146. The difference between the assets and liabilities of $155, plus a tax credit of $266 was credited directly to unassigned surplus.

    During 1993, the Company sold the Oakbrook Division (primarily group health business). The initial transfer of risk occurred through an indemnity reinsurance agreement. The

                          PFL LIFE INSURANCE COMPANY

                            (DOLLARS IN THOUSANDS)

  policies will then be assumed by the reinsurer by novation as state regulatory and policyholder approvals are received. In addition, the Company will receive from the third party administrator a ceding commission of one percent of the premiums collected between January 1, 1994 and December 31, 1996. As a result of the sale, in 1994, the Company received $284 for ceding commissions; the commissions net of the related tax effect of $100 was credited directly to unassigned surplus. During 1995, the Company received $55 for ceding commissions; the commissions net of the related tax effect of $20 was credited directly to unassigned surplus. During 1996, the Company received $45 for ceding commissions; the commissions net of the related tax effect of $(16) was charged directly to unassigned surplus. During 1996, the Company paid $539 in association with this sale; the proceeds, net of a tax credit of $189, were charged directly to unassigned surplus.

 Nature of Business

  The Company sells individual non-participating whole life, endowment and term contracts, as well as a broad line of single fixed and flexible premium annuity products. In addition, the Company offers group life, universal life, and individual and specialty health coverages. The Company is licensed in 49 states and the District of Columbia. Sales of the Company's products are primarily through an independent insurance agency of The Insurance Center, the Company's agents, and financial institutions.

 Basis of Presentation

  The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

  Significant estimates and assumptions are utilized in the calculation of aggregate policy reserves, policy and contract claim reserves, guaranty fund assessment accruals and valuation allowances on investments. It is reasonably possible that actual experience could differ from the estimates and assumptions utilized which could have a material impact on the financial statements.

  The accompanying financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ in some respects from generally accepted accounting principles. The more significant of these differences are as follows: (a) bonds are generally reported at amortized cost rather than segregating the portfolio into held-to-maturity (reported at amortized cost), available-for-sale (reported at fair value), and trading (reported at fair value) classifications; (b) acquisition costs of acquiring new business are charged to current operations as incurred rather than deferred and amortized over the life of the policies; (c) policy reserves on traditional life products are based on statutory mortality rates and interest which may differ from reserves based on reasonable assumptions of expected mortality, interest, and withdrawals which include a provision for possible unfavorable deviation from such assumptions; (d) policy reserves on certain investment products use discounting methodologies utilizing statutory interest rates rather than full account values; (e) reinsurance amounts are netted against the corresponding asset or liability rather than shown as gross amounts on the balance sheet; (f) deferred income taxes are not provided for the difference between the financial statement and income tax bases of assets and liabilities; (g) net realized gains or losses attributed to changes in the level of interest

                          PFL LIFE INSURANCE COMPANY

                            (DOLLARS IN THOUSANDS)

rates in the market are deferred and amortized over the remaining life of the bond or mortgage loan, rather than recognized as gains or losses in the statement of operations when the sale is completed; (h) declines in the estimated realizable value of investments are provided for through the establishment of a formula-determined statutory investment reserve (carried as a liability) changes to which are charged directly to surplus, rather than through recognition in the statement of operations for declines in value, when such declines are judged to be other than temporary; (i) certain assets designated as "non-admitted assets" have been charged to surplus rather than being reported as assets; (j) revenues for universal life and investment products consist of premiums received rather than policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed; (k) pension expense is recorded as amounts are paid; (l) adjustments to federal income taxes of prior years are charged or credited directly to unassigned surplus, rather than reported as a component of expense in the statement of operations; (m) gains or losses on dispositions of business are charged or credited directly to unassigned surplus rather than being reported in the statement of operations; and (n) a liability is established for "unauthorized reinsurers" and changes in this liability are charged or credited directly to unassigned surplus. The effects of these variances have not been determined by the Company.

  The National Association of Insurance Commissioners (NAIC) currently is in the process of recodifying statutory accounting practices, the result of which is expected to constitute the only source of "prescribed" statutory accounting practices. Accordingly, that project, which is expected to be completed in 1997, will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements.

 Cash and Cash Equivalents

  For purposes of the statements of cash flows, the Company considers all highly liquid investments with remaining maturity of one year or less when purchased to be cash equivalents.

 Investments

  Investments in bonds (except those to which the Securities Valuation Office of the NAIC has ascribed a value), mortgage loans on real estate and short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Amortization is computed using methods which result in a level yield over the expected life of the security. The Company reviews its prepayment assumptions on mortgage and other asset backed securities at regular intervals and adjusts amortization rates prospectively when such assumptions are changed due to experience and/or expected future patterns. Investments in preferred stocks in good standing are reported at cost. Investments in preferred stocks not in good standing are reported at the lower of cost or market. Common stocks of affiliated and unaffiliated companies, which may include shares of mutual funds (money market and other), are carried at market. Real estate is reported at cost less allowances for depreciation. Depreciation is computed principally by the straight-line method. Policy loans are reported at unpaid principal. Other invested assets consist principally of investments in various joint ventures and are recorded at equity in underlying net assets. Other "admitted assets" are valued, principally at cost, as required or permitted by Iowa Insurance Laws.

                          PFL LIFE INSURANCE COMPANY

                            (DOLLARS IN THOUSANDS)

  Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The Asset Valuation Reserve (AVR) is established by the Company to provide for anticipated losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses, net of amounts attributed to changes in the general level of interest rates. Under a formula prescribed by the NAIC, the Company defers, in the Interest Maintenance Reserve (IMR), the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

  Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. At December 31, 1996, 1995 and 1994, the Company excluded investment income due and accrued of $1,541, $2,272 and $4,622, respectively, with respect to such practices.

  The Company entered into an interest-rate cap agreement on Five Year Constant Maturities Treasury futures to hedge the exposure of increasing interest rates. The cash flows from the interest rate cap will help offset losses that might occur from disintermediation resulting from a rise in interest rates. The Company paid a one-time premium to receive the difference between the reference rate and the strike rate after a two-year delay. The cost is included in interest expense ratably during the life of the agreement. Income received as a result of the cap agreement will be recognized in investment income as earned. Unamortized cost of the agreements is included in other assets.

 Aggregate Policy Reserves

  Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

  The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958 and 1980 Commissioners' Standard Ordinary Mortality and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 6.00 percent and are computed principally on the Net Level Premium Valuation and the Commissioners' Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners' Reserve Valuation Method.

  Deferred annuity reserves are calculated according to the Commissioners' Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 2.50 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

                          PFL LIFE INSURANCE COMPANY

                            (DOLLARS IN THOUSANDS)

  Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required midterminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

 Policy and Contract Claim Reserves

  Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

 Separate Account

  Assets held in trust for purchases of variable annuity contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate account are valued at market. Income and gains and losses with respect to the assets in the separate account accrue to the benefit of the policyholders. The Company received variable contract premiums of $227,864, $133,386 and $308,305 in 1996, 1995 and 1994, respectively. All variable account contracts are subject to discretionary withdrawal by the policyholder at the market value of the underlying assets less the current surrender charge.

 Reclassifications

  Certain reclassifications have been made to the 1995 and 1994 financial statements to conform to the 1996 presentation.

2. FAIR VALUES OF FINANCIAL INSTRUMENTS

  Statement of Financial Accounting Standards No. 107, Disclosures about Fair Value of Financial Instruments, requires disclosure of fair value information about financial instruments, whether or not recognized in the statutory-basis balance sheet, for which it is practicable to estimate that value. SFAS No. 119, Disclosures about Derivative Financial Instruments and Fair Value of Financial Instruments, requires additional disclosure about derivatives. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparisons to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. Statement of Financial Accounting Standards No. 107 and No. 119 exclude certain financial instruments and all nonfinancial instruments from their disclosure requirements and allow companies to forego the disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

  The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

    Cash and short-term investments: The carrying amounts reported in the balance sheet for these instruments approximate their fair values.

                          PFL LIFE INSURANCE COMPANY

                            (DOLLARS IN THOUSANDS)


    Investment securities: Fair values for fixed maturity securities (including redeemable preferred stocks) are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for equity securities other than insurance subsidiaries are based on quoted market prices. Fair value for the Company's insurance subsidiary is the statutory net book value of that subsidiary.

    Mortgage loans and policy loans: The fair values for mortgage loans are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans are assumed to equal their carrying value.

    Investment contracts: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

    Interest rate cap: Estimated fair value of the interest rate cap is based upon the latest quoted market price.

  Fair values for the Company's insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

  The following sets forth a comparison of the fair values and carrying values of the Company's financial instruments subject to the provisions of Statement of Financial Accounting Standards No. 107 and No. 119:

                                                    DECEMBER 31
                                    -------------------------------------------
                                            1996                  1995
                                    --------------------- ---------------------
                                     CARRYING              CARRYING
                                      VALUE    FAIR VALUE   VALUE    FAIR VALUE
                                    ---------- ---------- ---------- ----------
   ADMITTED ASSETS
   Bonds..........................  $4,773,433 $4,867,770 $4,613,334 $4,824,635
   Preferred stocks...............       3,097      7,133      9,336     12,275
   Common stocks..................      32,038     32,038     24,866     24,866
   Affiliated common and preferred
    stock.........................       6,934      6,934      6,794      6,794
   Mortgage loans on real estate..     911,705    922,010    680,414    714,399
   Policy loans...................      54,214     54,214     52,675     52,675
   Cash and short-term
    investments...................      50,737     50,737     79,852     79,852
   Interest rate cap..............       6,797      6,975      7,971      7,250
   Separate account assets........   1,844,515  1,844,515  1,418,157  1,418,157
   LIABILITIES
   Investment contract
    liabilities...................   4,532,568  4,398,630  4,323,188  4,310,505
   Separate account annuities.....   1,803,057  1,803,057  1,417,842  1,417,842

                          PFL LIFE INSURANCE COMPANY

                            (DOLLARS IN THOUSANDS)


3. INVESTMENTS

  The carrying value and estimated fair value of investments in debt securities were as follows:

                                                GROSS      GROSS    ESTIMATED
                                    CARRYING  UNREALIZED UNREALIZED    FAIR
                                     VALUE      GAINS      LOSSES     VALUE
                                   ---------- ---------- ---------- ----------
   DECEMBER 31, 1996
   Bonds:
     United States Government and
      agencies.................... $  136,450  $  3,301   $   180   $  139,571
     State, municipal and other
      government..................     59,644     1,906       177       61,373
     Public utilities.............    147,918     5,616     1,020      152,514
     Industrial and
      miscellaneous...............  1,958,681    64,710     8,105    2,015,286
     Mortgage-backed securities...  2,470,740    43,896    15,610    2,499,026
                                   ----------  --------   -------   ----------
                                    4,773,433   119,429    25,092    4,867,770
   Preferred stocks...............      3,097     4,036       --         7,133
                                   ----------  --------   -------   ----------
                                   $4,776,530  $123,465   $25,092   $4,874,903
                                   ==========  ========   =======   ==========
   DECEMBER 31, 1995
   Bonds:
     United States Government and
      agencies.................... $  117,054  $  5,808   $   135   $  122,727
     State, municipal and other
      government..................     46,236     3,109         2       49,343
     Public utilities.............    156,342     9,578     1,092      164,828
     Industrial and
      miscellaneous...............  1,781,149   112,074     7,146    1,886,077
     Mortgage-backed securities...  2,512,553    93,420     4,313    2,601,660
                                   ----------  --------   -------   ----------
                                    4,613,334   223,989    12,688    4,824,635
   Preferred stocks...............      9,336     3,348       409       12,275
                                   ----------  --------   -------   ----------
                                   $4,622,670  $227,337   $13,097   $4,836,910
                                   ==========  ========   =======   ==========

  The carrying value and estimated fair value of bonds at December 31, 1996, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                        CARRYING  ESTIMATED FAIR
                                                         VALUE        VALUE
                                                       ---------- --------------
   Due in one year or less............................ $  202,775   $  204,980
   Due after one year through five years..............    896,912      921,711
   Due after five years through ten years.............    954,555      977,421
   Due after ten years................................    248,451      264,632
                                                       ----------   ----------
                                                        2,302,693    2,368,744
   Mortgage and other asset-backed securities.........  2,470,740    2,499,026
                                                       ----------   ----------
                                                       $4,773,433   $4,867,770
                                                       ==========   ==========

                          PFL LIFE INSURANCE COMPANY

                            (DOLLARS IN THOUSANDS)


  A detail of net investment income is presented below:

                                                       YEAR ENDED DECEMBER 31
                                                     --------------------------
                                                       1996     1995     1994
                                                     -------- -------- --------
   Interest on bonds and notes...................... $364,356 $342,182 $294,145
   Dividends on equity investments..................    1,436    1,822   12,091
   Interest on mortgage loans.......................   69,418   52,702   42,385
   Rental income on real estate.....................    9,526   10,443    9,360
   Interest on policy loans.........................    3,273    3,112    3,182
   Other investment income..........................    1,799    1,803      282
                                                     -------- -------- --------
   Gross investment income..........................  449,808  412,064  361,445
   Investment expenses..............................   21,471   19,379   17,565
                                                     -------- -------- --------
   Net investment income............................ $428,337 $392,685 $343,880
                                                     ======== ======== ========

  Proceeds from sales and maturities of debt securities and related gross realized gains and losses were as follows:

                                                 YEAR ENDED DECEMBER 31
                                            ----------------------------------
                                               1996        1995        1994
                                            ----------  ----------  ----------
   Proceeds................................ $2,112,831  $1,757,229  $1,430,339
                                            ==========  ==========  ==========
   Gross realized gains.................... $   19,876  $   19,721  $   15,411
   Gross realized losses...................    (19,634)    (34,399)    (33,044)
                                            ----------  ----------  ----------
   Net realized gains (losses)............. $      242  $  (14,678) $  (17,633)
                                            ==========  ==========  ==========

  At December 31, 1996, investments with an aggregate carrying value of $5,825,802 were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities as required by statute.

  Realized investment gains (losses) and changes in unrealized gains (losses) for investments are summarized below:

                                                           REALIZED
                                                   ---------------------------
                                                    YEAR ENDED DECEMBER 31
                                                   ---------------------------
                                                    1996      1995      1994
                                                   -------  --------  --------
   Debt securities................................ $   242  $(14,678) $(17,633)
   Short-term investments.........................    (197)       24      (309)
   Equity securities..............................   1,798       504     1,322
   Mortgage loans on real estate..................  (5,530)   (1,053)   (2,186)
   Real estate....................................   1,210    (1,908)   (2,858)
   Other invested assets..........................      12      (970)       14
                                                   -------  --------  --------
                                                    (2,465)  (18,081)  (21,650)
   Tax effect.....................................  (1,235)    7,878     7,236
   Transfer to interest maintenance reserve.......     197    (7,891)   10,790
                                                   -------  --------  --------
   Net realized losses............................ $(3,503) $(18,096) $ (3,624)
                                                   =======  ========  ========

                          PFL LIFE INSURANCE COMPANY

                            (DOLLARS IN THOUSANDS)

                                                   CHANGE IN UNREALIZED
                                               ------------------------------
                                                  YEAR ENDED DECEMBER 31
                                               ------------------------------
                                                 1996       1995      1994
                                               ---------  --------  ---------
   Debt securities............................ $(115,867) $355,560  $(322,346)
   Equity securities..........................     2,929   (16,379)   (23,202)
                                               ---------  --------  ---------
   Change in unrealized appreciation
    (depreciation)............................ $(112,938) $339,181  $(345,548)
                                               =========  ========  =========

  Gross unrealized gains and gross unrealized losses on equity securities were as follows:

                                                            DECEMBER 31
                                                      -------------------------
                                                       1996     1995     1994
                                                      -------  -------  -------
   Unrealized gains.................................. $ 9,590  $ 6,833  $20,244
   Unrealized losses.................................  (8,723)  (8,895)  (5,927)
                                                      -------  -------  -------
   Net unrealized gains (losses)..................... $   867  $(2,062) $14,317
                                                      =======  =======  =======

  During 1996, the Company issued mortgage loans with interest rates ranging from 6.83% to 8.75%. The maximum percentage of any one mortgage loan to the value of the underlying real estate at origination was 85%. Mortgage loans with a carrying value of $4,027 were non-income producing for the previous twelve months. Accrued interest of $852 related to these mortgage loans was excluded from investment income. The Company requires all mortgage loans to carry fire insurance equal to the value of the underlying property.

  During 1996, 1995 and 1994, mortgage loans of $13,163, $1,644 and $799, respectively, were foreclosed and transferred to real estate. At December 31, 1996 and 1995, the Company held a mortgage loan loss reserve in the asset valuation reserve of $5,432 and $6,168, respectively. The mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

      GEOGRAPHIC DISTRIBUTION
-------------------------------------
                         DECEMBER 31
                         ------------
                         1996   1995
                         -----  -----
South Atlantic..........    26%    26%
Mountain................    10     12
W. South Central........    12     14
Pacific.................    13     17
E. North Central........    15     13
E. South Central........     9      5
W. North Central........     6      6
Middle Atlantic.........     6      3
New England.............     3      4

     PROPERTY TYPE DISTRIBUTION
-------------------------------------
                         DECEMBER 31
                         ------------
                         1996   1995
                         -----  -----
Retail..................    37%    31%
Apartment...............    14     20
Office..................    34     29
Industrial..............     3      4
Other...................    12     16

                          PFL LIFE INSURANCE COMPANY

                            (DOLLARS IN THOUSANDS)

  At December 31, 1996, the Company had the following investments (excluding
U. S. Government guaranteed or insured issues) which individually represented more than ten percent of capital and surplus and the asset valuation reserve:

   DESCRIPTION OF SECURITY OR ISSUER                              CARRYING VALUE
   ---------------------------------                              --------------
   Bonds:
     Citibank....................................................     70,661

4. REINSURANCE

  The Company reinsures portions of risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

  Reinsurance assumption and cession treaties are transacted primarily with affiliates. Premiums earned reflect the following reinsurance assumed and ceded amounts:

                                                1996        1995        1994
                                             ----------  ----------  ----------
   Direct premiums.......................... $1,457,450  $1,591,531  $1,857,446
   Reinsurance assumed......................      1,796       2,356       1,832
   Reinsurance ceded........................   (300,546)   (324,993)   (412,029)
                                             ----------  ----------  ----------
   Net premiums earned...................... $1,158,700  $1,268,894  $1,447,249
                                             ==========  ==========  ==========

  The Company received reinsurance recoveries in the amount of $168,155, $167,287 and $148,414 during 1996, 1995 and 1994, respectively. At December 31, 1996 and 1995, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $63,226 and $65,503, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 1996 and 1995 of $2,737,441 and $2,920,034, respectively.

  At December 31, 1996, amounts recoverable from unauthorized reinsurers of $73,434 (1995--$70,516) and reserve credits for reinsurance ceded of $55,035 (1995--$48,992) were associated with a single reinsurer and its affiliates. The Company holds collateral under these reinsurance agreements in the form of trust agreements totaling $120,477 at December 31, 1996 that can be drawn on for amounts that remain unpaid for more than 120 days.

5. INCOME TAXES

  For federal income tax purposes, the Company joins in a consolidated tax return filing with certain affiliated companies. Under the terms of a tax-sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies' alternative minimum taxable income.

                          PFL LIFE INSURANCE COMPANY

                            (DOLLARS IN THOUSANDS)

  Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to gain from operations before taxes and realized capital losses for the following reasons:

                                                     YEAR ENDED DECEMBER 31
                                                     -------------------------
                                                      1996     1995     1994
                                                     -------  -------  -------
   Computed tax at federal statutory rate (35%)..... $37,256  $27,835  $24,106
   Tax reserve adjustment...........................   2,211    2,405    1,150
   Excess tax depreciation..........................    (384)    (365)    (406)
   Deferred acquisition costs--tax basis............   5,583    4,581    7,378
   Prior year over accrual..........................    (499)    (306)    (644)
   Dividend received deduction......................    (454)     (56)  (3,513)
   Charitable contribution..........................     --       --    (3,935)
   Other items--net.................................  (2,536)    (759)    (278)
                                                     -------  -------  -------
   Federal income tax expense....................... $41,177  $33,335  $23,858
                                                     =======  =======  =======

  Prior to 1984, as provided for under the Life Insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as the policyholders' surplus account. No federal income taxes have been provided for in the financial statements on income deferred in the policyholders' surplus account ($20,387 at December 31, 1996). To the extent dividends are paid from the amount accumulated in the policyholders' surplus account, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the policyholders' surplus account become taxable, the tax thereon computed at current rates would amount to approximately $7,135.

  The Company's federal income tax returns have been examined and closing agreements have been executed with the Internal Revenue Service through 1987. During 1996, there was a $5,025 prior period adjustment to the tax accrual. This included a $2,100 writeoff of an intangible asset for tax purposes, and a federal income tax refund of $1,829 for tax years 1984-1986 and related interest of $1,686, net of a tax effect of $590. An examination is underway for years 1988 through 1995.

6. POLICY AND CONTRACT ATTRIBUTES

  Participating life insurance policies are issued by the Company which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company. Participating insurance constituted approximately 1.0% and 1.2% of ordinary life insurance in force at December 31, 1996 and 1995, respectively.

  A portion of the Company's policy reserves and other policyholders' funds (including separate account liabilities) relate to liabilities established on a variety of the Company's products that are not subject to significant mortality or morbidity risk; however, there may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics are summarized as follows:

                          PFL LIFE INSURANCE COMPANY

                            (DOLLARS IN THOUSANDS)

                                                      DECEMBER 31
                                        ---------------------------------------
                                               1996                1995
                                        ------------------- -------------------
                                                   PERCENT             PERCENT
                                          AMOUNT   OF TOTAL   AMOUNT   OF TOTAL
                                        ---------- -------- ---------- --------
   Subject to discretionary withdrawal
    with market value adjustment....... $   20,800     0%   $      699    --%
   Subject to discretionary withdrawal
    at book value less surrender
    charge.............................    794,881     9       733,796     8%
   Subject to discretionary withdrawal
    at market value....................  1,803,057    20     1,390,156    16%
   Subject to discretionary withdrawal
    at book value (minimal or no
    charges or adjustments)............  6,284,876    69     6,395,719    74%
   Not subject to discretionary
    withdrawal provision...............    174,416     2       139,330     2%
                                        ----------   ---    ----------   ---
                                         9,078,030   100     8,659,700   100%
   Less reinsurance ceded..............  2,677,432           2,866,160
                                        ----------          ----------
   Total policy reserves on annuities
    and deposit fund liabilities....... $6,400,598          $5,793,540
                                        ==========          ==========

  A reconciliation of the amounts transferred to and from the separate accounts is presented below:

                                                       1996     1995     1994
                                                     -------- -------- --------
   Transfers as reported in the summary of
    operations of the separate accounts statement:
     Transfers to separate accounts................. $227,864 $133,386 $308,305
     Transfers from separate accounts...............   75,172  104,219   76,133
                                                     -------- -------- --------
   Net transfers to separate accounts...............  152,692   29,167  232,172
   Reconciling adjustments--charges for investment
    management, administration fees and contract
    guarantees......................................   19,093   13,814   11,634
                                                     -------- -------- --------
   Transfers as reported in the summary of
    operations of the life, accident and health
    annual statement................................ $171,785 $ 42,981 $243,806
                                                     ======== ======== ========

                          PFL LIFE INSURANCE COMPANY

                            (DOLLARS IN THOUSANDS)

  Reserves on the Company's traditional life products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. At December 31, 1996 and 1995, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loadings, are as follows:

                                                       GROSS   LOADING    NET
                                                      -------  -------  -------
   DECEMBER 31, 1996
   Life and annuity:
     Ordinary direct first year business............. $ 2,657  $ 1,865  $   792
     Ordinary direct renewal business................  23,307    7,180   16,127
     Group life direct business......................   1,788    1,195      593
     Reinsurance ceded...............................  (1,706)    (438)  (1,268)
                                                      -------  -------  -------
                                                       26,046    9,802   16,244
   Accident and health:
     Direct..........................................     104      --       104
     Reinsurance ceded...............................      (3)     --        (3)
                                                      -------  -------  -------
   Total accident and health.........................     101      --       101
                                                      -------  -------  -------
                                                      $26,147  $ 9,802  $16,345
                                                      =======  =======  =======
   DECEMBER 31, 1995
   Life and annuity:
     Ordinary direct first year business............. $ 3,151  $ 2,223  $   928
     Ordinary direct renewal business................  24,250    7,792   16,458
     Group life direct business......................   1,537      779      758
     Reinsurance ceded...............................  (1,362)    (141)  (1,221)
                                                      -------  -------  -------
                                                       27,576   10,653   16,923
   Accident and health:
     Direct..........................................   1,296      --     1,296
     Reinsurance ceded...............................  (1,193)     --    (1,193)
                                                      -------  -------  -------
   Total accident and health.........................     103      --       103
                                                      -------  -------  -------
                                                      $27,679  $10,653  $17,026
                                                      =======  =======  =======

  At December 31, 1996 and 1995, the Company had insurance in force aggregating $69,251 and $87,010, respectively, in which the gross premiums are less than the net premiums required by the standard valuation standards established by the Insurance Division, Department of Commerce, of the State of Iowa. The Company established policy reserves of $1,252 and $1,417 to cover these deficiencies at December 31, 1996 and 1995, respectively.

  In 1994, the NAIC enacted a guideline to clarify reserving methodologies for contracts that require immediate payment of claims upon proof of death of the insured. Companies were allowed to grade the effects of the change in reserving methodologies over five years. A direct charge to surplus of $501 was made for the year ended December 31, 1995, related to the change in reserve methodology.

                          PFL LIFE INSURANCE COMPANY

                            (DOLLARS IN THOUSANDS)


7. DIVIDEND RESTRICTIONS

  Generally, an insurance company's ability to pay dividends is limited to the amount that their net assets, as determined in accordance with statutory accounting practices, exceed minimum statutory capital requirements. However, payment of such amounts as dividends may be subject to approval by regulatory authorities.

  The Company paid dividends to its parent of $20,000 and $20,900 in 1996 and 1994, respectively. No dividends were paid in 1995.

8. RETIREMENT AND COMPENSATION PLANS

  The Company's employees participate in a qualified benefit pension plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on the FASB No. 87 expense as a percent of salaries. The benefits are based on years of service and the employee's compensation during the highest five consecutive years of employment. Pension expense aggregated $1,056, $942 and $966 for the years ended December 31, 1996, 1995 and 1994, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.

  The Company's employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements, are participants of the plan. Participants may elect to contribute up to fifteen percent of their salary to the plan. The Company will match an amount up to three percent of the participant's salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Expense related to this plan was $297, $465 and $411 for the years ended December 31, 1996, 1995 and 1994, respectively.

  AEGON sponsors supplemental retirement plans to provide the Company's senior management with benefits in excess of normal pension benefits. The plans are noncontributory and benefits are based on years of service and the employee's compensation level. The plans are unfunded and nonqualified under the Internal Revenue Service Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. AEGON also sponsors an employee stock option plan for individuals employed at least three years and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued or funded as deemed appropriate by management of AEGON and the Company.

  In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans calculated on the pay-as-you-go basis are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $184, $164 and $169 for the years ended December 31, 1996, 1995 and 1994, respectively.

                          PFL LIFE INSURANCE COMPANY

                            (DOLLARS IN THOUSANDS)


9. RELATED PARTY TRANSACTIONS

  The Company shares certain offices, employees and general expenses with affiliated companies.

  The Company receives data processing, investment advisory and management, marketing and administration services from certain affiliates. During 1996, 1995 and 1994, the Company paid $17,028, $14,214 and $11,820, respectively, for these services, which approximates their costs to the affiliates.

  Payable to affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate of 5.5% at December 31, 1996. During 1996, 1995 and 1994, the Company paid net interest of $174, $71 and $23, respectively, to affiliates.

  During 1995 and 1994, the Company received capital contributions of $40,000 and $15,000, respectively, in cash from its parent and during 1994 received a dividend of $10,000 from its subsidiary, Equity National, which was included in net investment income.

  During 1995, the Company sold real estate with a book value of approximately $13,270 to an affiliated entity in exchange for a short-term note receivable. No gain was recognized on this sale. This note accrued interest at 5.65% and matured during 1996.

  During the year ended December 31, 1995, the Company restructured demand notes and accrued interest of $13,250 and $745, respectively, related to an affiliate. The Company received 9,750 shares of preferred stock from the affiliate for satisfaction of debt. The Company realized a loss of $8,695 related to this transaction. At December 31, 1996 and 1995, the preferred stock related to this affiliate was deemed to have no value and an unrealized loss of $4,555 was recognized in 1995.

10. COMMITMENTS AND CONTINGENCIES

  The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages, in addition to contract liability, it is management's opinion, after consultation with counsel and a review of available facts, that damages arising from such demands will not be material to the Company's financial position.

  The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company's balance sheet. Potential future obligations for unknown insolvencies are not determinable by the Company. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations (NOLHGA). The Company has established a reserve of $21,774 and $21,747 and an offsetting premium tax benefit of $8,752 and $9,457 at December 31, 1996 and 1995, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. During 1994, $3,444 was charged to surplus as prior period adjustments to provide for this net reserve plus certain assessments paid that related to several major insurer insolvencies prior to 1992. The guaranty fund expense was $2,617, $5,859 and $4,054 for December 31, 1996, 1995 and 1994, respectively.

                                                                     SCHEDULE I

                          PFL LIFE INSURANCE COMPANY

       SUMMARY OF INVESTMENTS--OTHER THAN INVESTMENTS IN RELATED PARTIES
                               DECEMBER 31, 1996
                            (DOLLARS IN THOUSANDS)

                                                                AMOUNT AT WHICH
                                                      MARKET     SHOWN IN THE
          TYPE OF INVESTMENT              COST (1)    VALUE    BALANCE SHEET (2)
          ------------------             ---------- ---------- -----------------
FIXED MATURITIES
Bonds:
  United States Government and
   government agencies and
   authorities.........................  $1,533,581 $1,554,339    $1,533,510
  States, municipalities and political
   subdivisions........................       4,918      5,360         4,919
  Foreign governments..................      55,633     56,013        54,725
  Public utilities.....................     150,346    152,514       147,918
  All other corporate bonds............   3,046,090  3,099,544     3,032,361
Redeemable preferred stock.............       3,097      7,133         3,097
                                         ---------- ----------    ----------
Total fixed maturities.................   4,793,665  4,874,903     4,776,530
EQUITY SECURITIES
Common stocks:
  Banks, trust and insurance...........       7,120      9,777         9,777
  Industrial, miscellaneous and all
   other...............................      16,092     22,261        22,261
                                         ---------- ----------    ----------
Total equity securities................      23,212     32,038        32,038
Mortgage loans on real estate..........     911,705                  911,705
Real estate............................      46,294                   46,294
Real estate acquired in satisfaction of
 debt..................................      12,260                   12,260
Policy loans...........................      54,214                   54,214
Other long-term investments............       9,546                    9,546
Cash and short-term investments........      50,737                   50,737
                                         ----------               ----------
Total investments......................  $5,901,633               $5,893,324
                                         ==========               ==========

--------
(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments.
(2) Amount differs from cost as certain bonds have been adjusted to reflect other than temporary decline in value charged to surplus, as prescribed by the NAIC.

                                                                    SCHEDULE III

                           PFL LIFE INSURANCE COMPANY

                      SUPPLEMENTARY INSURANCE INFORMATION
                             (DOLLARS IN THOUSANDS)

                                              FUTURE POLICY          POLICY AND
                                              BENEFITS AND  UNEARNED  CONTRACT
                                                EXPENSES    PREMIUMS LIABILITIES
                                              ------------- -------- -----------
YEAR ENDED DECEMBER 31, 1996
Individual life..............................  $  734,350   $   --     $ 7,240
Individual health............................      39,219     8,680     13,631
Group life and health........................      78,418    14,702     53,486
Annuity......................................   4,408,419       --         --
                                               ----------   -------    -------
                                               $5,260,406   $23,382    $74,357
                                               ==========   =======    =======
YEAR ENDED DECEMBER 31, 1995
Individual life..............................  $  594,274   $   --     $ 6,066
Individual health............................      24,225     7,768     11,863
Group life and health........................      67,994    16,662     58,813
Annuity......................................   4,220,274       --         --
                                               ----------   -------    -------
                                               $4,906,767   $24,430    $76,742
                                               ==========   =======    =======
YEAR ENDED DECEMBER 31, 1994
Individual life..............................  $  544,087   $    --    $ 7,298
Individual health............................      16,649     6,487      8,643
Group life and health........................      60,207    17,680     57,959
Annuity......................................   3,693,388       --         --
                                               ----------   -------    -------
                                               $4,314,331   $24,167    $73,900
                                               ==========   =======    =======

                 NET INVESTMENT BENEFITS, CLAIMS LOSSES OTHER OPERATING
PREMIUM REVENUE     INCOME*     AND SETTLEMENT EXPENSES    EXPENSES*    PREMIUMS WRITTEN
---------------  -------------- ----------------------- --------------- ----------------
$  202,082          $ 66,538          $  197,526           $ 38,067              --
    55,871             5,263              32,903             29,511         $ 55,678
   174,781            12,877             105,459            122,953          171,320
   725,966           343,659             800,121            230,417              --
----------          --------          ----------           --------
$1,158,700          $428,337          $1,136,009           $420,948
==========          ========          ==========           ========
  $111,918          $ 49,929          $   97,065           $ 37,933              --
    47,692             4,091              25,793             26,033         $ 47,690
   187,832            11,665             106,065            139,640          184,545
   921,452           327,000           1,116,768            114,164              --
----------          --------          ----------           --------
$1,268,894          $392,685          $1,345,691           $317,770
==========          ========          ==========           ========
  $146,328          $ 43,025          $  124,736           $ 42,309              --
    38,811             3,983              22,323             22,707         $ 38,797
   194,704            10,531             108,400            143,645          192,034
 1,067,406           286,341           1,036,313            319,328              --
----------          --------          ----------           --------
$1,447,249          $343,880          $1,291,772           $527,989
==========          ========          ==========           ========

--------
* Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

                                                                    SCHEDULE IV

                          PFL LIFE INSURANCE COMPANY

                                  REINSURANCE
                            (DOLLARS IN THOUSANDS)

                                                 ASSUMED             PERCENTAGE
                                      CEDED TO    FROM               OF AMOUNT
                             GROSS      OTHER     OTHER      NET      ASSUMED
                             AMOUNT   COMPANIES COMPANIES   AMOUNT     TO NET
                           ---------- --------- --------- ---------- ----------
YEAR ENDED DECEMBER 31,
 1996
Life insurance in force..  $4,863,416 $477,112  $ 30,685  $4,416,989     .7%
                           ========== ========  ========  ==========    ===
Premiums:
  Individual life........  $  204,144 $  3,858  $  1,796  $  202,082     .9%
  Individual health......      68,699   12,828       --       55,871    --
  Group life and health..     390,296  215,515       --      174,781    --
  Annuity................     794,311   68,345       --      725,966    --
                           ---------- --------  --------  ----------    ---
                           $1,457,450 $300,546  $  1,796  $1,158,700     .2%
                           ========== ========  ========  ==========    ===
YEAR ENDED DECEMBER 31,
 1995
Life insurance in force..  $4,594,434 $468,811  $ 22,936  $4,148,559     .6%
                           ========== ========  ========  ==========    ===
Premiums:
  Individual life........  $  113,934 $  3,841  $  1,825  $  111,918    1.6%
  Individual health......      60,309   12,617       --       47,692    --
  Group life and health..     408,097  220,265       --      187,832    --
  Annuity................   1,009,191   88,270       531     921,452    .05%
                           ---------- --------  --------  ----------    ---
                           $1,591,531 $324,993  $  2,356  $1,268,894     .2%
                           ========== ========  ========  ==========    ===
YEAR ENDED DECEMBER 31,
 1994
Life insurance in force..  $4,713,817 $468,811  $112,054  $4,357,060    2.6%
                           ========== ========  ========  ==========    ===
Premiums:
  Individual life........  $  148,702 $  3,639  $  1,265  $  146,328     .9%
  Individual health......      50,303   11,492       --       38,811    --
  Group life and health..     412,200  217,496       --      194,704    --
  Annuity................   1,246,241  179,402       567   1,067,406    .05%
                           ---------- --------  --------  ----------    ---
                           $1,857,446 $412,029  $  1,832  $1,447,249     .1%
                           ========== ========  ========  ==========    ===

PART C     OTHER INFORMATION

ITEM 24.   FINANCIAL STATEMENTS AND EXHIBITS

      (a)  Financial Statements

           All required financial statements are included in Part B of this Registration Statement.

      (b)  Exhibits:  The following exhibits are filed herewith:

           (1)    (a)    Resolution of the Board of Directors of PFL Life
                         Insurance Company authorizing establishment of the Variable Account. Note 1.

           (2)    Not Applicable.

           (3)    (a)    Principal Underwriting Agreement by and between
                         PFL Life Insurance Company, on its own behalf and on the behalf of the Variable Account, and Wright Investors' Services Distributors, Inc.
                         Note 2.

                  (b) Form of Broker/Dealer Supervision and Sales Agreement by and between Wright Investors' Services Distributors, Inc. and the
                         Broker/Dealer.  Note 2.

           (4)    (a)    Form of Group Contract for the PFL Wright Variable
                         Annuity.  Note 2.

                  (b) Form of Individual Certificate for PFL Wright Variable Annuity. Note 2.

                  (c)    Form of Individual Policy for PFL Wright
                         Variable Annuity.  Note 2.

                  (d)    Form of Endorsement for Fixed Account.  Note 2.

           (5)    Form of Application and Enrollment for the PFL
                  Wright Variable Annuity.  Note 2.

           (6)    (a)    Articles of Incorporation of PFL Life Insurance
                         Company.  Note 3.

                  (b)    ByLaws of PFL Life Insurance Company.  Note 3.

           (7)    Not Applicable.

           (8)    (a)    Participation Agreement by and between PFL Life
                         Insurance Company and Wright Managed Blue Chip
                         Series Trust.  Note 2.

                  (b) Administrative Services Agreement by and between PFL Life Insurance Company and Vantage Computer Systems, Inc. Note 4.

           (9)    (a)    Opinion and Consent of Counsel.  Note 2.

                  (b)    Consent of Counsel.  Note 2.

          (10)(a) Consent of Independent Auditors.  Note 6.

          (10)(b) Opinion and Consent of Actuary. Note 6.

          (11)    Not Applicable.

          (12)    Not Applicable.

          (13)    Not Applicable.


          (14)    Powers of Attorney (P.S. Baird, W.L. Busler,
                  P.E. Falconio, D.C. Kolsrud, R.J. Kontz,
                  Note 4. (Craig D. Vermie) Note 5.
                  (Brenda K. Clancy) Note 6.





     Note 1. Filed with initial Form N-4 Registration Statement for PFL Wright Variable Annuity Account (File No. 33-61824) on April 29, 1993.

     Note 2. Filed with Pre-Effective Amendment No. 1 to Form N-4 Registration Statement for PFL Wright Variable Annuity Account (File No. 33-61824) on July 26,1993.

     Note 3. Filed with Post Effective Amendment No. 2 to the Form N-4 Registration Statement for PFL Endeavor Annuity Account (File No. 33-33085), on April 1, 1991.

     Note 4. Filed with Post Effective Amendment No. 1 to form N-4 Registration Statement for PFL Wright Variable Annuity Account (File No. 33-61824) on April 29, 1994.

     Note 5. Filed with Post-Effective Amendment No. 4 to Form N-4 Registration Statement for PFL Wright Variable Annuity Account (File No. 33-61824) on April 19, 1996.

     Note 6.      Filed herewith.

ITEM 25.    DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and                                    Principal Positions and
Business Address                            Offices with Depositor
================                            =======================

William L. Busler                           Director, Chairman of
4333 Edgewood Road, N.E.                    the Board and President
Cedar Rapids, IA 52499

Patrick S. Baird                            Director, Senior Vice President
4333 Edgewood Road, N.E.                    and Chief Financial Officer
Cedar Rapids, IA 52499

Craig D. Vermie                             Director, Vice President,
4333 Edgewood Road, N.E.                    Secretary and Corporate
Cedar Rapids, IA 52499                      Counsel

Douglas C. Kolsrud                          Director, Vice President
4333 Edgewood Road, N.E.                    and Corporate Actuary
Cedar Rapids, IA 52499

Robert J. Kontz                             Vice President and
4333 Edgewood Road, N.E.                    Controller
Cedar Rapids, IA 52499

Patrick E. Falconio                         Director, Senior Vice
4333 Edgewood Road, N.E.                    President, and Chief
Cedar Rapids, IA 5249                       Investment Officer

Brenda K. Clancy                            Vice President, Treasurer
4333 Edgewood Road, N.E.                    and Chief Financial Officer
Cedar Rapids, IA 52499

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT



                                                    ---------------------------
                                                          VERENIGING AEGON
                                                      NETHERLANDS MEMBERSHIP
                                                            ASSOCIATION
                                                    ---------------------------
                                                                 +
                                                                       53.00%
                                                    ---------------------------
                                                            AEGON N.V.
                                                      NETHERLANDS CORPORATION
                                                    ----------------------------
                                                                 +
                                  ++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
                                  +                        +                         +                           +
                                         100%                      100%                      100%                           100%
                        ----------------------  ------------------------  ------------------------  -----------------------------
                         AEGON Netherland N.V.  AEGON INTERNATIONAL N.V.  AEGON NEWAK HOLDING S.V.  GRONINGER FINANCIERINGEN B.V.
                        Netherlands Corporation  Netherlands Corporation   Netherlands Corporation     Netherlands Corporation
                        ----------------------  ------------------------  ------------------------  -----------------------------
                                                           +
                                                 DE
                                                 -------------------
                                                     VOTING TRUST
                                                 Trustees: K.J. Storm
                                                  Donald J. Sheperd
                                                    H.B. Van Wild
                                                    Dennis Hersch
                                                 -------------------
                                                           +
                                                 DE            100%
                                                 -------------------
                                                  AEGON U.S. HOLDING
                                                     CORPORATION
                                                 -------------------
                                                     +     +
                  ++++++++++++++++++++++++++++++++++++     +
                  +                              IA            100%(1)
                  +                              -------------------
                  +                                AEGON USA, INC.
                  +                              -------------------
                  +                                        +
                  +                     +++++++++++++++++++++++++++++++++++++++++++++++++++++++
                  +                     +                                                     +
                  +              MD          100%                                         MD
                  +              -----------------                                        ------------
                  +               FIRST AUSA LIFE                                         AUSA HOLDING
                  +              INSURANCE COMPANY                                           COMPANY
                  +              -----------------                                        ------------
                  +                      +                                                    +
                  +                      +                                ++++++++++++++++++++++++++++++++++++++++++++++
                  +                      +                                +                               ++
                  +                      +                       MD              100%      IA       100%      DE
                  +                      +                       --------------------      -------------  ++  ----------------------
                  +                      +                        MONUMENTAL GENERAL       AUSA FINACIAL +++  DIVERSIFIED INVESTMENT
                  +                      +                       INSURANCE GROUP, INC  ++   MARKETS, INC. ++       ADVISORS, INC.
                  +                      +                       --------------------   +  -------------  ++  ----------------------
NJ           100% + NY                   +    MD           100%                         +                 ++
----------------- + -------------------  +    -----------------                         +                 ++
   SHORT HILLS    + AUSA LIFE INSURANCE +++    MONUMENTAL LIFE                          +  IA     100%    ++   DE               100%
MANAGEMENT COMPANY+   COMPANY, INC       +    INSURANCE COMPANY++   MD            100%  +  -----------    ++   ---------------------
----------------- + -------------------  +    ----------------- +   ------------------- +  UNIVERSAL      ++   DIVERSIFIED INVESTORS
                  +                      +                      +   MONUMENTAL GENERAL  +   BENEFITS   +++++++    SECURITIES CORP.
                  +                      +                      +   ADMINISTRATORS, INC.+   CORPORATION   ++   --------------------
                  +                      +    MD          100%  +   ------------------- +                 ++
NY                +   -----------------  +    ----------------- +                       +  -----------    ++
----------------  +    LIFE INVESTORS    +    MONUMENTAL GENERAL+          +            +                 ++       IA          100%
CORPA REINSURANCE +   INSURANCE COMPANY  +    CASUALTY COMPANY  +                       +  IA    100%     ++       ----------------
    COMPANY      ++ ++   OF AMERICA     ++    ----------------- +   MD           100%   +  ----------  ++++++++       AEGON USA
----------------  ++  -----------------  +    MD         100%   +   -----------------   +  INVESTORS      ++  +++  SECURITIES, INC.
                  ++                     +    ---------------   +   EXECUTIVE MANAGE-   +  WARRANTY       ++  +    ----------------
IN          100%  ++ ------------------- +    UNITED FINACIAL   +   MENT AND CONSULT-   +  OF AMERICA,    ++  +
----------------  +++BANKERS UNITED LIFE +     SERVICES, INC. +++   ANT SERVICES, INC.+ +     INC.        ++  +
AEGON MANAGEMENT ++  ASSURANCE COMPANY +++    ---------------   +   -----------------   +  ----------     ++  +   MD
    COMPANY       +  ------------------- +                      +   MD            100%  +  IA       100%  ++  +   -----------------
----------------  +                      +    AZ           (*)  +   ------------------  +  -------------  ++  +++ AEGON USA MANAGED
                  +   -----------------  +    ----------------  +   MONUMENTAL GENERAL+ +  MASSACHUSETTS  ++       PORTFOLIOS INC.
DE           100% +       PFL LIFE    ++++    BANKERS FINACIAL  +   MASS MARKETING INC.    FIDELTY TRUST +++      -----------------
----------------- +   INSURANCE COMPANY  +     LIFE INSURANCE +++   -------------------       COMPANY     ++
RCC NORTH AMERICA +   -----------------  +        COMPANY       +                          ------------   ++
      INC.       ++ AZ      100%  VOTING +    ----------------  +                      DE           100%  ++   IA            100%
----------------- +             CHAIRMAN      MD        100%    +                     ------------------  ++   ------------------
                    ---------------------+    --------------    +                     MONEY SERVICES, INC.++++  AMERICAN FORUM FOR
                    SOUTHWEST EQUITY LIFE+    THE WHITESTONE    +                     ------------------- ++   FISCAL FITNESS, INC.
                      INSURANCE COMPANY+++      CORPORATION +++++                     CA             100%      -------------------
                    ---------------------+    --------------                          ------------------- ++      IN        100%
            AZ 100% Voting Chairman (2)  +   IA            100%                       ZAHORIK COMPANY INC+++      --------------
            -----------------------      +   ------------------                       --------------------++       SUPPLEMENTAL
               IOWA FIDELITY LIFE        +++ CADET HOLDING CORP                                 +         ++        INSURANCE
               INSURANCE COMPANY         +   ------------------                             AL    100%    ++       DIVISION INC.
            -----------------------      +                                                  ----------    +++++++ --------------
                  OH               100%  +                                                   ZCI, INC.    ++      MI            100%
                  ---------------------                                                     ---------     +++++++ ------------------
                   WESTERN RESERVE LIFE  +                             +++++++++++++++++++++++++++++++++++++      CREDITOR RESOURCES
             ++++ ASSURANCE CO. OF OHIO+++  DE                         +                                  ++             INC.
             +    ---------------------     ---------------            +                                  ++      ------------------
             +        ---------------       INTERSECURITIES+++++++++++++                                  ++             +
             ++++++++ WRL SERIES FUND  ++++++    INC.     +++++        +                                  ++      CN           100%
                            INC.       +    ---------------   +        +                                  ++    -------------------
                      ---------------  +                      +        +                                  ++       CRC CREDITOR
                         MA            +  CA          100%    +        +   MN                100%               RESOURCES CANADIAN
                         ---------     +  ----------------    +        +  ------------------------        ++    DEALER NETWORK, INC.
                         IDEX FUND++++++    ISI INSURANCE     +        +      AUSA INSTITUTIONAL  ++++++++++    -------------------
                         ---------     +   AGENCY INC. AND+++++        +  MARKETING PARTNERS, INC.         ++
                                       +  ITS SUBSIDIARIES    +        +  ------------------------        ++    IA             100%
                       MA              +  ----------------    +        +     MN          100%             ++   --------------------
                       -----------     +  MN             100% +        +     ----------------             ++++  AEGON USA INVEST-
                         IDEX II +++++++  ------------------- +        +     COLORADO ANNUITY+++++++++++++++   MENT MANAGEMENT, INC.
                       SERIES FUND     +  ASSOCIATED MARINER ++        +        AGENCY INC.                +   ---------------------
                       -----------     + FINANCIAL GROUP, INC.+++       +     ----------------              +    IA        100%(12)
                       MA              +  -------------------  +       +                                    +    -----------------
                       -----------     +  MI           100%            +                                   +++++ AEGON USA REALTY
                       IDEX FUND 3 +++++  -----------------    +       +                                    ++++   ADVISORS, INC.
                       -----------     +  MARINER FINANCIAL+++++       +                                    +   -----------------
                                       +   SERVICES, INC.      +       +                                    +      DE     100%
                                       +  -----------------    +       +                                    +      -----------
                                       +                       +       +                                    +++++++  QUANTRA
                                       +   MI            100%  +       +                                    +      CORPORATION
                                       +   ------------------  +       +                                    +      -----------
                                       +   MARINER'S PLANNING  +       +                                    +          +
                                       +     CORPORATION       +       +                                    +    DE          100%
                                       +   ------------------  +       +                                    +    ----------------
                                       +                       +       +                                    +    QUANTRA SOFTWARE
                                       + MI          100%(10)  +       +                                    +       CORPORATION
                                       + -------------------   +       +                                    +    ----------------
                                       + ASSOCIATED MARINER    +       +                                    +   IA         100%
                                       + AGENCY INC. AND ITS++++       +                                    +   ---------------
                                       +     SUBSIDIARIES      +       +                                    ++++LANDAUER REALTY
                                       + -------------------   +       +                                    +    ADVISORS, INC.
                                       +  MI          100%     +       +                                    +   ---------------
                                       +  ----------------     +       +                                    +     DE          100%
                                       +  MARINER MORTGAGE     +       +                                    +     ----------------
                                       +      CORP.       ++++++       +                                    ++++++   LANDAUER
                                       +  ----------------             +                                    +     ASSOCIATES, INC.
                                       +                               +                                    +     ----------------
                                       +    FL        100%             +                                    +      IA          100%
                                       +    --------------             +                                    +      ----------------
                                       +     IDEX INVESTOR +++++++++++++                                    ++++++ AEGON USA REALTY
                                       +++++SERVICES, INC.             +                                    +       MANAGEMENT, INC
                                       +    --------------             +                                    +      ----------------
                                       +     DE       50%(7)           +                                    +     IA        100%(11)
                                       +     ---------------           +                                    +     ------------------
                                       +     IDEX MANAGEMENT,+++++++++++                                    +++++ REALTY INFORMATION
                                       ++++       INC.                                                                SYSTEMS, INC.
                                             ---------------                                                      ------------------
                                                                                                                IA           (4)
                                                                                                                ----------------
                                                                                                                 USP REAL ESTATE++++
                                                                                                                INVESTMENT TRUST   +
                                                                                                                ----------------   +
                                                                                                                              (5)  +
                                                                                                                -----------------  +
                                                                                                                CEDAR INCOME FUND+++
                                                                                                                      LTD.
                                                                                                                -----------------

See Footnotes Page 2

Effective January 1, 1997


Page 2

Footnotes

(1) 150,000 shares of Class B Non-Voting Common Stock owned by Ennia Reinsurance Antilles N.V.

(2) Ordinary common stock is allowed 60% of total cumulative vote. Participating common stock is allowed 40% of total cumulative vote.

(3) Denotes relationships as advisor, administrator, sponsor, underwriter or general partner.

(4) First AUSA Life Insurance Company owns 12.89%. PFL Life Insurance Company owns 13.11%. Bankers United Life Assurance Company owns 4.86%.

(5) PFL Life Insurance Company owns 16.73%. Bankers United Life Assurance Company owns 3.77%. Life Investors Insurance Company of America owns 3.38%. AEGON USA Realty Advisors, Inc. owns 1.97%. First AUSA Life Insurance Company owns .18%.

(6) Class B Common stock is allocated 75% of total cumulative vote. Class A Common stock is allocated 25% of total cumulative vote.

(7) 50% of Idex Management, Inc. is owned by Janus Capital Corporation, a Colorado corporation.

(8) RCC Group: FGH Realty Credit Corp., FGH USA, Inc., RCC North America, Inc., FGH USA Realty, Inc., FGH Eastern Region, Inc., FGH Appraisal Services, Inc., FGH Western Region, Inc., ALH Properties, Inc., First FGP, Inc., Second FGP, Inc., Third FGP, Inc., Fourth FGP, Inc., Fifth FGP, Inc., Sixth FGP, Inc., Seventh FGP, Inc., FGP Midwood, Inc., FGP Parsippany, Inc., ALH Properties Two, Inc., ALH Properties Three, Inc., ALH Properties Four, Inc., ALH Properties Five, Inc., ALH Properties Six, Inc., ALH Properties Seven, Inc., ALH Properties Eight, Inc., ALH Properties Nine, Inc., ALH Properties Ten, Inc., ALH Properties Eleven, Inc., ALH Properties Twelve, Inc., ALH Properties Thirteen, Inc., ALH Properties Fourteen, Inc., ALH Properties Fifteen, Inc., ALH Properties Sixteen, Inc., ALH Properties Seventeen, Inc., FGP Keene, Inc., FGP Broadway, Inc., FGP West Street, Inc., FGP West Street Two, Inc., FGP 90 West Street, Inc., FGP Branford, Inc., FGP Franklin, Inc., FGP Bala, Inc., FGP Twenty-One, Inc., FGP Twenty-Two, Inc., FGP Twenty-Five, Inc., FGP Schenectady, Inc., FGP Country Estates, Inc., FGP Eleventh Street, Inc., FGP 109th Street, Inc., FGP Seventy-Second Street, Inc., FGP Gaithersburg, Inc., FGP West 32nd Street, Inc., FGP Beekman, Inc., Dutch Hotel Management, Inc., FGP Landmark, Inc., FGP Islandia, Inc., FGP Bridgeport, Inc., FGP Varick, Inc., The RCC Group, Inc., FGP Union Gardens, Inc., FGP Burkewood, Inc., FGP Stamford, Inc., FGP Meadow Lane, Inc., FGP Main Street, Inc., FGP Property Services, Inc., FGP Merrick, Inc., FGP West 14th Street, Inc., FGP 106 Fulton, Inc., FGP Bush Terminal, Inc., FGP Northern Boulevard, Inc., FGP Seventh Avenue, Inc., FGP Parsons, Inc., FGP City Hall, Inc., FGP West 88th Street, Inc., FGP Lincoln, Inc., FGP Emerson, Inc., FGP Brooke, Inc., FGP 86th Street, Inc., FGP Edison, Inc., FGP Rider Avenue, Inc., FGP Remsen, Inc., FGP Rockbeach, Inc., FGP Carter Drive, Inc., FGP Centereach, Inc., FGP Colonial Plaza, Inc., FGP Coram, Inc., FGP Herald Center, Inc., Eighty Six Yorkville, Inc.

(9) Subsidiaries of ISI Insurance Agency, Inc. are: ISI Insurance Agency of Ohio, Inc., ISI Insurance Agency of Massachusetts, Inc., and ISI Insurance Agency of Texas, Inc.

(10) Subsidiaries of Associated Mariner Agency, Inc. are Associated Mariner Agency of Hawaii, Inc., Associated Mariner Insurance Agency of Massachusetts, Inc., Associated Mariner Agency Ohio, Inc., Associated Mariner Agency Texas, Inc., and Associated Mariner Agency New Mexico, Inc.

(11) Owns 50% interest in DJA Partners (a.k.a. "Teleres"), a Delaware general partnership. Also owns 10% interest in Datalytics, Inc., an Ohio corporation.

(12) Owns 49% of Quantra Consulting, Inc., a Delaware corporation.

AEGON USA, Inc. - Holding Company

Life Investors Insurance Company of America - Insurance

International Life Investors Insurance Company - Insurance

Transunion Casualty Company - Insurance

Investors Warranty of America, Inc. - Provider of automobile extended maintenance contracts

Supplemental Insurance Division, Inc. - Insurance

Creditor Resources, Inc. - Credit Insurance


AEGON USA Investment Management, Inc. - Investment Advisor

AEGON USA Realty Advisors, Inc. - Provides real estate administrative and real estate investment services

AEGON USA Realty Management, Inc. - Real Estate Management

AEGON USA Securities, Inc. - Broker-Dealer

AEGON USA Managed Portfolios, Inc. - Mutual Fund

USP Real Estate Investment Trust - Real Estate Investment Trust

Cedar Income Fund, Ltd. - Real Estate Investment Trust


First AUSA Life Insurance Company - Insurance

Bankers United Life Assurance Company - Insurance

Universal Benefits Corporation - Third party administrator

Massachusetts Fidelity Trust Company - Trust company

Money Services, Inc. - Provides financial counseling for employees and agents of affiliated companies

Zahorik Company, Inc. - Broker-Dealer







Cadet Holding Corp. - Holding company

ISI Insurance Agency, Inc. - Insurance agency

Southwest Equity Life Insurance Company - Insurance

Iowa Fidelity Life Insurance Company - Insurance

The Whitestone Corporation - Insurance agency

Monumental Life Insurance Company - Insurance

United Financial Services, Inc. - General agency



Monumental General Insurance Group, Inc. - Holding company

Monumental General Administrators, Inc. - Provides management services to unaffiliated third party administrator

Executive Management and Consultant Services, Inc. - Provides actuarial consulting services

Monumental General Mass Marketing, Inc. - Marketing arm for sale of mass marketed insurance coverages

Bankers Financial Life Insurance Company - Insurance

Monumental General Casualty Company - Insurance

AUSA Holding Company - Holding company

JLW Financial Management Systems, Inc. - Management and Administrative
Services

ZCI, Inc. - Insurance agency

AUSA Financial Markets, Inc. - Marketing

CRC Creditor Resources Canadian Dealer Network Inc. - Insurance agency

American Forum For Fiscal Fitness, Inc. - Marketing

Western Reserve Life Assurance Co. of Ohio - Insurance

Landauer Realty Advisors, Inc. - Real estate counseling

Landauer Associates, Inc. - Real estate counseling

WRL Series Fund, Inc. - Mutual fund

Intersecurities, Inc. - Broker-dealer

Idex Investor Services, Inc. - Shareholder services

Idex Management, Inc. - Investment advisor

Idex Total Income Trust - Mutual fund

Idex Fund - Mutual fund

Idex II Series Fund - Mutual fund

Idex Fund 3 - Mutual fund

AUSA Life Insurance Company, Inc. - Insurance

Diversified Investment Advisors, Inc. - Registered investment advisor

Diversified Investors Securities Corp. - Broker-dealer

Associated Mariner Financial Group, Inc. - Holding company management services

Mariner Financial Services, Inc. - Broker/dealer

Mariner/ISI Planning Corporation - financial planning

Associated Mariner Agency, Inc. - Insurance agency

Mariner Mortgage Corp. - Morgage origination

AUSA Institutional Marketing Group, Inc. - Insurance agency

Colorado Annuity Agency, Inc. - Insurance agency

Realty Information Systems, Inc. - Information Systems for real estate investment management.

Melson and Associates, Inc. - Real estate financial management consulting

ITEM 27.    NUMBER OF POLICYOWNERS

      As of December 31, 1996, there were 56 Certificate Owners.

ITEM 28.    INDEMNIFICATION

     The Iowa Code (Sections 490.850 et. seq.) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Code also specifies procedures for determining when indemnification payments can be made.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.    PRINCIPAL UNDERWRITER
            Wright Investors' Services Distributors, Inc.
            1000 Lafayette Boulevard
            Bridgeport, Connecticut  06604

      The directors and officers of Wright Investors' Services Distributors, Inc. are as follows:

Name and Principal                      Positions and Offices
 Business Address                         with Underwriter
------------------                      ------------------
A. M. Moody III                                President
1000 Lafayette Boulevard
Bridgeport, Connecticut 06604

Peter M. Donovan                               Vice President and Treasurer
1000 Lafayette Boulevard
Bridgeport, Connecticut 06604

Vincent M. Simko                               Vice President and Secretary
1000 Lafayette Boulevard
Bridgeport, Connecticut 06604

     Wright Investors Service Distributors, Inc. also acts as a principal underwriter, for the following investment companies:

     The Wright Managed Income Trust --
     -------------------------------
            Wright Government Obligations Fund
            Wright Near Term Bond Fund
            Wright Total Return Bond Fund
            Wright Current Income Fund
            Wright U.S. Treasury Money Market Fund

     The Wright Managed Equity Trust--
     -------------------------------
            Wright Quality Core Equities Fund
            Wright Selected Blue Chip Equities Fund
            Wright Junior Blue Chip Equities Fund
            Wright International Blue Chip Equities Fund

     The Wright EquiFund Equity Trust --
     --------------------------------
            Wright EquiFund -- Australasia*
            Wright EquiFund -- Austria*
            Wright EquiFund -- Belgian/Luxembourg
            Wright EquiFund -- Britain
            Wright EquiFund -- Canada*
            Wright EquiFund -- France*
            Wright EquiFund -- Germany*
            Wright EquiFund -- Hong Kong
            Wright EquiFund -- Ireland*

            Wright EquiFund -- Italian
            Wright EquiFund -- Japan
            Wright EquiFund -- Mexico
            Wright EquiFund -- Netherlands
            Wright EquiFund -- Nordic

            Wright EquiFund -- Spanish*
            Wright EquiFund -- Switzerland
            Wright EquiFund -- United States*
            Wright EquiFund -- Global Fiduciary Equity Fund*
            Wright EquiFund -- International Fiduciary Equity Fund*

  .  Funds marked with an * are not open.

Commissions and Other Compensation Received by Principal Underwriter.

     Wright Investors' Services Distributors, Inc. receives a monthly Service Fee*/ from PFL equal to 1/12 of 0.50% of aggregate account value on a monthly basis. Wright Investors' Services Distributors, Inc. and/or the broker-dealers received $19,690 from the Registrant during the last fiscal year for its services in distributing the Certificates. No other commission or compensation was received by Wright Investors' Services Distributors, Inc., directly or indirectly, from the Registrant for distributing the Certificates during the fiscal year.

____________________

*/ The Service Fee compensates Wright Investors' Services Distributors for maintaining Variable Account records, providing Certificate Owners with Subaccount information, establishing Certificate accounts, and providing other similar services.

ITEM 30.    LOCATION OF ACCOUNTS AND RECORDS

     The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by PFL Life Insurance Company at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499.

ITEM 31.    MANAGEMENT SERVICES

     All management policies are discussed in Part A or Part B.

ITEM 32.    UNDERTAKINGS

      (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements are no more than 16 months old for so long as premium payments under the Certificate may be accepted.

      (b) Registrant undertakes that it will include either (i) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information or (ii) a space in the Certificate application that an applicant can check to request a Statement of Additional Information.

      (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to PFL at the address or phone number listed in the Prospectus.

      (d) PFL Life Insurance Company hereby represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by PFL Life Insurance Company.

                                  SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that this Amendment to the Registration Statement meets the requirements for effectiveness pursuant to paragraph (b) of Rule 485 and has caused this Registration Statement to be signed on its behalf, in the City of Cedar Rapids and State of Iowa, on this 28th day of April, 1997.



                                                PFL WRIGHT
                                                VARIABLE ANNUITY ACCOUNT

                                                PFL LIFE INSURANCE COMPANY
                                                Depositor

                                                /s/ William L. Busler
                                                ---------------------------
                                                William L. Busler
                                                President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the duties indicated.


Signatures                    Title                     Date
----------                    -----                     ----
/s/ Patrick S. Baird          Director
-----------------------                                April 28, 1997
Patrick S. Baird


/s/ Craig D. Vermie           Director
-----------------------                                April 28, 1997
Craig D. Vermie


/s/ William L. Busler         Director
-----------------------                                April 28, 1997
William L. Busler       (Principal Executive Officer)


/s/ Patrick E. Falconio       Director
-----------------------                                April 28, 1997
Patrick E. Falconio


/s/ Douglas C. Kolsrud        Director
-----------------------                                April 28, 1997
Douglas C. Kolsrud


/s/ Robert J. Kontz           Vice President and
-----------------------       Corporate Controller     April 28, 1997
Robert J. Kontz


/s/ Brenda K. Clancy          Treasurer
-----------------------                                April 28, 1997
Brenda K. Clancy


                                 EXHIBIT INDEX

          EXHIBIT                                          PAGE
            NO.             DESCRIPTION OF EXHIBIT         NO.*
          -------           ----------------------         ----
            (10)(a)    Consent of Independent Auditors

            (10)(b)    Opinion and Consent of Actuary

            (14)       Powers of Attorney















_________________________________________________________

*Page numbers included only in manually executed original.

                                                                Registration No.
                                                                        33-61824



                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                ---------------

                                    EXHIBITS

                                       TO

                                    FORM N-4

                             REGISTRATION STATEMENT

                                     UNDER

                           THE SECURITIES ACT OF 1933

                                      FOR

                      PFL WRIGHT VARIABLE ANNUITY ACCOUNT

                                ---------------